                           ADVANTUS SERIES FUND, INC.

            A N N U A L  R E P O R T  D E C E M B E R  3 1,  1 9 9 7
      -------------------------------------------------------------------

                             ----------------------

                                GROWTH PORTFOLIO
                                 BOND PORTFOLIO
                             MONEY MARKET PORTFOLIO
                           ASSET ALLOCATION PORTFOLIO
                         MORTGAGE SECURITIES PORTFOLIO
                              INDEX 500 PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                         INTERNATIONAL STOCK PORTFOLIO
                            SMALL COMPANY PORTFOLIO
                    MATURING GOVERNMENT BOND 1998 PORTFOLIO
                    MATURING GOVERNMENT BOND 2002 PORTFOLIO
                    MATURING GOVERNMENT BOND 2006 PORTFOLIO
                    MATURING GOVERNMENT BOND 2010 PORTFOLIO
                             VALUE STOCK PORTFOLIO
                         SMALL COMPANY VALUE PORTFOLIO
                          INTERNATIONAL BOND PORTFOLIO
                          INDEX 400 MID-CAP PORTFOLIO
                           MACRO-CAP VALUE PORTFOLIO
                           MICRO-CAP GROWTH PORTFOLIO

                           -------------------------

TABLE OF CONTENTS

How to Use This Report....................................................     1
Portfolio Total Return....................................................     2
PORTFOLIO MANAGER REVIEWS
Growth Portfolio..........................................................     4
Bond Portfolio............................................................     6
Money Market Portfolio....................................................     8
Asset Allocation Portfolio................................................    10
Mortgage Securities Portfolio.............................................    12
Index 500 Portfolio.......................................................    14
Capital Appreciation Portfolio............................................    16
International Stock Portfolio.............................................    18
Small Company Portfolio...................................................    20
Maturing Government Bond 1998 Portfolio...................................    22
Maturing Government Bond 2002 Portfolio...................................    22
Maturing Government Bond 2006 Portfolio...................................    22
Maturing Government Bond 2010 Portfolio...................................    22
Value Stock Portfolio.....................................................    26
Small Company Value Portfolio.............................................    28
International Bond Portfolio..............................................    30
Index 400 Mid-Cap Portfolio...............................................    32
Macro-Cap Value Portfolio.................................................    34
Micro-Cap Growth Portfolio................................................    36
INDEPENDENT AUDITORS' REPORT..............................................    38
INVESTMENTS IN SECURITIES
Growth Portfolio..........................................................    39
Bond Portfolio............................................................    41
Money Market Portfolio....................................................    44
Asset Allocation Portfolio................................................    46
Mortgage Securities Portfolio.............................................    50
Index 500 Portfolio.......................................................    53
Capital Appreciation Portfolio............................................    59
International Stock Portfolio.............................................    60
Small Company Portfolio...................................................    64
Maturing Government Bond 1998 Portfolio...................................    66
Maturing Government Bond 2002 Portfolio...................................    67
Maturing Government Bond 2006 Portfolio...................................    68
Maturing Government Bond 2010 Portfolio...................................    69
Value Stock Portfolio.....................................................    70
Small Company Value Portfolio.............................................    72
International Bond Portfolio..............................................    74
Index 400 Mid-Cap Portfolio...............................................    76
Macro-Cap Value Portfolio.................................................    81
Micro-Cap Growth Portfolio................................................    83
FINANCIAL STATEMENTS
Statements of Assets and Liabilities......................................    86
Statements of Operations..................................................    89
Statements of Changes in Net Assets.......................................    92
Notes to Financial Statements.............................................    97

HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

    For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 39.

    Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

    The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

    This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Ascend Sales
Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Year Ended December
       31,1997*
                          Percentage of
                             Return
Growth                             33.4%
Bond                                9.4%
Money Market                        5.1%
Asset Allocation                   19.0%
Mortgage Securities                 9.1%
Index 500                          32.4%
Capital Appreciation               28.3%
International Stock                11.9%
Small Company                       7.8%
MGB 1998                            6.1%
MGB 2002                            8.5%
MGB 2006                           12.6%
MGB 2010                           17.9%
Value Stock                        21.2%
Small Company Value                 2.3%
International Bond                  0.1%
Index 400 Mid-Cap                   0.1%
Macro-Cap Value                    -2.1%
Micro-Cap Growth                  -13.2%

    Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

    * Performance is presented for the period from October 1, 1997 to December 31, 1997 for Small Company Value, International Bond, Index 400 Mid-Cap and Micro-Cap Growth Portfolios and for the period from October 15, 1997 to December 31, 1997 for Macro-Cap Value Portfolio.

LETTER FROM THE PRESIDENT

Dear Shareholders:

Investors experienced a positive financial environment with moderate economic growth and low inflation throughout 1997. The inflation fears experienced in the first half of the year dissipated as negative economic events in Asia unfolded and took on global implications during the fourth quarter.

The "Asian Flu" severely affected several Far Eastern currencies and stock markets, leaving a trail of bankruptcies, uncertainties, and fears in its wake. In fact, a "flight to quality" poured assets into U.S. markets, particularly the bond market, which is a popular destination for investors during periodic flights to quality.

Broadly speaking, both equity and fixed income securities have demonstrated notable results this reporting period. Indices, such as the S&P 500 Index,* which increased 33.4 percent for the year; and the Lehman Brothers Government Corporate Bond Index,** which increased 9.7 percent for the same period, reflected the general strength of the equity and fixed income markets, respectively, in 1997.

Within both the broad equity and fixed income markets, there are market segments that perform differently. On the equity side, there was a disparity of results between large cap and small cap stocks. For example, the Russell 1000 Growth Index,+ used to benchmark our Growth Portfolio, earned 30.5 percent for the year. The Russell 2000 Growth Index,+ used to benchmark our Small Company Portfolio, earned 12.9 percent for the same period. This is not unusual. The inherent differences in these portfolios allow you to diversify your investments within one product.

You will notice that five new portfolios have been added to this Series Fund since our last report. The portfolios are Small Company Value, Index 400 Mid-Cap, International Bond, Macro-Cap Value and Micro-Cap Growth. Commentaries from the portfolios' managers appear in the PORTFOLIO MANAGER REVIEWS section.

The investment professionals at Advantus Capital Management continue to put their money management expertise to work on your behalf. We appreciate your continued participation in the Advantus Series Fund.

Sincerely,

             [SIGNATURE]

Robert E. Hunstad
President
Advantus Series Fund, Inc.

------------------------
 * The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
** The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.
 + The Russell 1000 Growth Index and the Russell 2000 Growth Index contain stock from the Russell 1000 and the Russell 2000, respectively, with a greater than average growth orientation. The Russell 1000 and the Russell 2000 are the 1,000 and 2,000 largest companies, respectively, in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

GROWTH PORTFOLIO
PERFORMANCE UPDATE
THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Growth
            Portfolio seeks
            the long-term
            accumulation of
capital, with current income
as a secondary objective. It
invests primarily in common
stocks and other equity
securities.
PERFORMANCE
The total return for the Growth Portfolio was 33.41 percent* for the year ended December 31, 1997. The Portfolio exceeded its benchmark, the Russell 1000 Growth Index,** which earned 30.48 percent for the same period.
    In prior reporting periods, the S&P 500 Index+ was used as the Portfolio's benchmark. The S&P 500, a broad market index, does not fully reflect the Portfolio's growth investment style. The Russell 1000 Growth Index** is a widely accepted benchmark for large capitalization portfolios, such as the Growth Portfolio. The Portfolio's performance will be compared to the Russell 1000 Growth Index** going forward.
PERFORMANCE ANALYSIS
Driven by the lower interest rates and the continued strong earnings growth rates, the Finance sector was the Portfolio's strongest performer, up 68 percent* for the year. Meaningfully contributing to performance were stocks such as Norwest Corporation and Associates First Capital Corporation. Conversely, the Materials and Service sector lagged the Portfolio, generating only a 19 percent return.* A computer services company, First Data Corporation, reported disappointing sales and earnings, as well as year 2000 costs that exceeded expectations. This was the primary cause for weakness in the Materials and Service area.
    Lower inflationary pressures had little effect on the Portfolio's performance. Additionally, the economic situation in Asia caused only a minor slowdown during the fourth quarter, which was offset by the strength in Europe. Responding to the situation in Asia, investors sought out more stable growth companies consistent with the stocks in the Portfolio. Consequently, valuations in those companies increased during the fourth quarter.
OUTLOOK
Near term, there are several events lining up to make 1998 a difficult year to show strong corporate earnings growth. The year 2000 issues will force companies to spend money on people to fix technology problems rather than purchasing new systems. The Asian situation will likely slow economic growth and lead to increased pricing pressure as Asia's cost of production has fallen dramatically. Finally, the strong earnings of 1997 have set a tough standard for 1998.
    We will continue to invest in what we believe to be the best companies. We look for companies with superior management or product positions that can continue through the current environment with sustainable above average long-term earnings growth rates.

TEN LARGEST STOCK HOLDINGS

                                                                 MARKET       % OF STOCK
                                                    SHARES       VALUE        PORTFOLIO
                                                    -------  --------------   ----------
General Electric Company..........................  200,900  $   14,741,037         4.8%
Tyco International Ltd............................  249,142      11,226,961         3.6%
Service Corporation International.................  275,200      10,165,200         3.3%
Bristol-Myers Squibb Company......................   98,900       9,358,413         3.0%
USA Waste Services, Inc...........................  237,800       9,333,650         3.0%
Philip Morris Companies, Inc......................  193,300       8,758,906         2.8%
Safeway, Inc......................................  127,400       8,058,050         2.6%
Carnival Corporation..............................  141,300       7,824,487         2.5%
Cendant Corporation...............................  223,200       7,672,500         2.5%
Newell Company....................................  163,000       6,927,500         2.3%
                                                             --------------   ----------
                                                             $   94,066,704        30.4%
                                                             --------------   ----------
                                                             --------------   ----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               0.5%
Capital Goods                11.8%
Communication Services        2.3%
Consumer Cyclical            17.3%
Consumer Staples             14.8%
Energy                        1.2%
Financial                    15.4%
Health Care                  16.4%
Technology                   13.0%
Transportation                0.9%
Cash and Other
Assets/Liabilities            6.4%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
      S&P 500 INDEX, RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One year                     33.4%
Five years                   15.4%
Ten years                    15.5%
                            Growth                        Russell 1000 Growth
                         Portfolio    S&P 500        CPI                Index
12/31/87                  $ 10,000   $ 10,000   $ 10,000             $ 10,000
12/31/88                  $ 11,585   $ 11,657   $ 10,441             $ 11,127
12/31/89                  $ 14,599   $ 15,346   $ 10,916             $ 15,124
12/31/90                  $ 14,629   $ 14,864   $ 11,590             $ 15,086
12/31/91                  $ 19,612   $ 19,390   $ 11,936             $ 21,294
12/31/92                  $ 20,558   $ 20,867   $ 12,290             $ 22,360
12/31/93                  $ 21,520   $ 22,973   $ 12,627             $ 23,004
12/31/94                  $ 21,694   $ 23,259   $ 12,982             $ 24,935
12/31/95                  $ 26,961   $ 31,962   $ 13,310             $ 34,209
12/31/96                  $ 31,585   $ 39,300   $ 13,750             $ 42,118
12/31/97                  $ 42,139   $ 52,407   $ 13,993             $ 54,954

    On the chart above you can see how the Growth Portfolio's total return compared to the S&P 500 (as adjusted for dividend reinvestment), the Russell 1000 Growth Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on December 31, 1987 through December 31, 1997.
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
 +The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

BOND PORTFOLIO
PERFORMANCE UPDATE
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Bond
            Portfolio seeks
            as high a level
            of long-term
total return as is consistent
with prudent investment risk.
Preservation of capital is a
secondary objective. The Bond
Portfolio invests in
long-term, fixed income, high
quality debt instruments.
PERFORMANCE
For the year ended December 31, 1997 the Portfolio returned 9.42 percent.* The Portfolio's benchmark, the Lehman Brothers Government Corporate Bond Index,** returned 9.75 percent for the same period. Our net performance was .33 percent less than the index benchmark.
PERFORMANCE ANALYSIS
The bond friendly interest rate environment was the primary force that produced returns in the high single digits. When interest rates fall, bond prices rise, adding a capital appreciation component to the Portfolio's total return. Calendar year 1997 was a better-than-average year for bond investors as interest rates fell across the yield curve. The yield on the two-year U.S. Treasury Note decreased 23 basis points to yield 5.64 percent, while the yield on the 30-year U.S. Treasury Bond declined 72 basis points to 5.92 percent.
    Subdued inflation continues to be the theme driving interest rates lower. Our positive outlook on inflation supported our bullish bias throughout the year. Even though the economy experienced some strong quarterly growth, there were no signs of inflation in the system. This lack of inflationary pressures gave us the confidence to maintain above-average duration in the Portfolio throughout most of the year.
    Economic problems, which have been brewing in Asia for some time, came to the forefront and have received considerable media attention in the fourth quarter. From an interest rate and yield curve standpoint, the crisis in Asia has had a positive impact on U.S. Treasury prices. There are two main points here. First, the U.S. has become an importer of deflation because of the financial problems in Southeast Asia. The goods produced in this region and exported to the U.S. have become significantly cheaper for American consumers. Second, the Asian crisis has removed any near-term possibility that the Federal Reserve will raise short-term interest rates.
    From a security specific standpoint, the Asian crisis has significantly widened credit spreads on all U.S.-pay international bonds. When spreads widen, bond prices decline. Two of the Hong Kong-based holdings in the Portfolio, Guangdong Enterprises and Wharf International Finance, were negatively affected as their credit spreads widened in the fourth quarter.
    There are three main sectors in the fixed income market: U.S. Government securities, corporate bonds, and mortgage-backed securities. During 1997, all three sectors performed well, with corporate bonds finishing the year with a slight lead because of their longer maturities. In the Portfolio we maintained our over-emphasis on corporate bonds because of their incremental yield and total return characteristics. This strategy worked very well the first nine months of the year, but hurt performance in the fourth quarter as credit spreads widened mainly due to concerns stemming from Southeast Asia.
    Our investment approach to the fixed income market is to evaluate all of the available alternatives and purchase the best possible relative value.
OUTLOOK
We anticipate that 1998 will be a very interesting year for fixed income investors, a year where having reasonable investment return expectations will be important. Keep in mind that a successful year in the fixed income market is where you earn the coupon and generate some price appreciation through lower interest rates or credit improvement. In this regard, 1997 was a successful year for investors. Starting the year from a historically low level of interest rates leaves less room for error. Interest rates can move lower because the fundamentals of this market are very positive. We have low inflation, moderate economic growth, and a financial crisis in Asia that will pressure interest rates lower. We think 1998 will be an "earn the coupon" year with the opportunity for some moderate price appreciation as interest rates trade in a lower range.
    Of the three fixed income sectors, U.S. Treasury notes and bonds will likely offer excellent value in the upcoming year. With worldwide financial uncertainty there will be a flight to quality, and the U.S. Treasury market offers a lower risk opportunity to investors. As the U.S. budget deficits shrinks, a smaller supply of U.S. Treasury securities will be met with higher demand. This should be a positive for the bond market. To take advantage of this flight to quality, the U.S. Treasury component of the Portfolio will be increased at the expense of corporate bonds. Corporate bonds will continue to be a core holding, but to a lesser degree. The Asian crisis will likely continue to have a negative impact on corporate spreads, (pushing them wider) so we will cut back on out corporate exposure in 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                20.1%
U.S. Government
Agencies                     13.3%
AAA Rated                    14.3%
AA Rated                      3.2%
A Rated                      19.0%
BBB Rated                    17.9%
BB Rated                      2.3%
Preferred Stock               7.5%
Cash and Other
Assets/Liabilities            2.4%

TEN LARGEST BOND HOLDINGS

                                                                 MARKET       % OF BOND
COMPANY                                                          VALUE        PORTFOLIO
------------------------------------------------------------  ------------   -----------
US Treasury Note--6.375%, 09/30/01..........................  $ 10,209,370          8.1%
Lehman Brothers, Inc.--7.360%, 12/15/03.....................     5,768,312          4.6%
Federal Home Loan Bank--7.105%, 05/06/02....................     5,739,598          4.5%
PNC Bank Corporation--6.728%, 01/25/07......................     5,677,342          4.5%
US Treasury Note--7.750%, 02/15/01..........................     5,290,625          4.2%
Morgan Stanley Dean Witter--6.875%, 03/01/07................     5,110,900          4.1%
Time Warner Incorporated--6.100%, 12/30/01..................     4,910,170          3.9%
Bellsouth Telecommunications--6.500%, 06/15/05..............     4,788,148          3.8%
Wells Fargo Capital--7.960%, 12/15/26.......................     4,683,184          3.7%
General Electric Capital Corporation--6.660%, 05/01/18......     4,472,856          3.5%
                                                              ------------   -----------
                                                              $ 56,650,505         44.9%
                                                              ------------   -----------
                                                              ------------   -----------

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
      LEHMAN BROTHERS GOVERNMENT CORPORATE BOND INDEX
      AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One year                   9.4%
Five years                 7.3%
Ten years                  8.7%
                                  Lehman Brothers
                           Bond        Government
                                   Corporate Bond
(Thousands)           Portfolio             Index        CPI
12/31/87               $ 10,000          $ 10,000   $ 10,000
12/31/88               $ 10,708          $ 10,759   $ 10,441
12/31/89               $ 12,062          $ 12,290   $ 10,916
12/31/90               $ 12,934          $ 13,309   $ 11,590
12/31/91               $ 15,211          $ 15,455   $ 11,936
12/31/92               $ 16,225          $ 16,629   $ 12,290
12/31/93               $ 17,889          $ 18,505   $ 12,627
12/31/94               $ 17,074          $ 17,859   $ 12,982
12/31/95               $ 20,446          $ 20,978   $ 13,310
12/31/96               $ 21,052          $ 21,586   $ 13,750
12/31/97               $ 23,036          $ 23,693   $ 13,993

    On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Government Corporate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1987 through December 31, 1997.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

MONEY MARKET PORTFOLIO
PERFORMANCE UPDATE
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Money Market
            Portfolio seeks
            maximum current
income to the extent
consistent with liquidity and
the preservation of capital.
It invests in short-term
money market instruments and
other debt securities that
mature within 397 days.
INVESTMENT IN THE MONEY
MARKET PORTFOLIO IS NEITHER
INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT, AND THERE
CAN BE NO ASSURANCE THAT THE
PORTFOLIO WILL BE ABLE TO
MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE.
PERFORMANCE
The Money Market Portfolio's total return for the year ended December 31, 1997 was 5.11 percent.* The seven-day compounded yield at December 31, 1997 was 5.16 percent.* At the end of the reporting period, the yield on the three-month U.S. Treasury Bill was 5.34 percent.
PERFORMANCE ANALYSIS
With low inflation and moderate economic growth, short-term interest rates have been extremely stable over the past few years. For 1997, the yield on the three-month U.S. Treasury Bill increased 15 basis points to yield 5.34 percent. This is still below the Fed Funds rate, which is targeted at 5.50 percent. With the Federal Reserve keeping its monetary policy unchanged, short-term interest rates have traded in a very narrow range. In the Money Market Portfolio, the average days to maturity was 45 days, slightly shorter than the average money market fund.
    The financial crisis in Asia has not directly impacted the quality of U.S. commercial paper issuers, but it has had an impact on short-term U.S. interest rates. The Asian crisis removed the immediate possibility for the Federal Reserve to raise short-term interest rates and has actually increased the likelihood that the Fed's next move would be to lower interest rates. The uncertainty in Asia should lead to stable or falling short-term interest rates.
    Corporate commercial paper continues to be the Portfolio's major emphasis because of its yield advantage over U.S. Treasury Bills and Agency paper. At year-end, 92 percent of the portfolio was invested in high quality commercial paper (i.e. first tier or A-1/P-1 commercial paper).
OUTLOOK
Short-term interest rates will be driven by Federal Reserve action and economic activity. With the currency problems and economic uncertainties in Asia, the Federal Reserve Board will likely be forced to either leave short-term rates unchanged or eventually lower them in the first half of 1998. With inflation non-existent and economic growth slowing, look for money market rates to decline slightly as 1998 progresses.
    Our emphasis will continue to be on corporate commercial paper because it offers greater yield potential in this market. We will also seek to extend the average days of maturity in the Portfolio to take advantage of what we believe to be higher short-term interest rates early in the year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average Days to
     Maturity
                     Number of
                        Days
1/2/97                        50
1/8/97                        45
1/15/97                       45
1/22/97                       40
1/29/97                       39
2/5/97                        39
2/12/97                       39
2/19/97                       36
2/26/97                       31
3/5/97                        30
3/12/97                       38
3/19/97                       32
3/26/97                       37
4/2/97                        37
4/9/97                        40
4/16/97                       46
4/23/97                       46
4/30/97                       41
5/7/97                        38
5/14/97                       40
5/21/97                       38
5/28/97                       32
6/4/97                        36
6/11/97                       41
6/18/97                       41
6/25/97                       36
7/2/97                        38
7/9/97                        40
7/16/97                       47
7/23/97                       49
7/30/97                       50
8/6/97                        45
8/13/97                       40
8/20/97                       43
8/27/97                       40
9/3/97                        18
9/10/97                       23
9/17/97                       18
9/24/97                       57
10/1/97                       51
10/8/97                       45
10/15/97                      39
10/22/97                      42
10/29/97                      38
11/5/97                       38
11/12/97                      42
11/19/97                      51
11/26/97                      51
12/3/97                       45
12/10/97                      41
12/17/97                      39
12/24/97                      50
12/31/97                      45

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Seven-Day Compound
       Yield*
                       Percentage
1/2/97                     4.84%
1/8/97                     4.86%
1/15/97                    4.84%
1/22/97                    4.92%
1/29/97                    4.98%
2/5/97                     4.64%
2/12/97                    4.93%
2/19/97                    4.90%
2/26/97                    4.90%
3/5/97                     4.88%
3/12/97                    4.88%
3/19/97                    4.87%
3/26/97                    4.87%
4/2/97                     4.90%
4/9/97                     4.96%
4/16/97                    5.73%
4/23/97                    5.08%
4/30/97                    5.08%
5/7/97                     5.08%
5/14/97                    5.15%
5/21/97                    5.21%
5/28/97                    5.16%
6/4/97                     4.80%
6/11/97                    5.22%
6/18/97                    5.27%
6/25/97                    5.21%
7/2/97                     5.23%
7/9/97                     5.28%
7/16/97                    5.23%
7/23/97                    4.82%
7/30/97                    5.30%
8/6/97                     5.27%
8/13/97                    5.58%
8/20/97                    5.29%
8/27/97                    5.20%
9/3/97                     5.41%
9/10/97                    5.26%
9/17/97                    5.17%
9/24/97                    5.20%
10/1/97                    5.10%
10/8/97                    5.17%
10/15/97                   5.23%
10/22/97                   6.82%
10/29/97                   4.70%
11/5/97                    4.59%
11/12/97                   5.00%
11/19/97                   5.13%
11/26/97                   5.26%
12/3/97                    5.17%
12/10/97                   5.19%
12/17/97                   5.03%
12/24/97                   5.47%
12/31/97                   5.16%

    The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

ASSET ALLOCATION PORTFOLIO
PERFORMANCE UPDATE
THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Asset
            Allocation
            Portfolio seeks
            as high a level
            of long-term
total rate of return as is
consistent with prudent
investment risk. It invests
in common stocks and other
equity securities, bonds and
money market instruments. The
mix of investments is varied
by the portfolio's management
as economic conditions
indicate.
PERFORMANCE
The Asset Allocation Portfolio earned 18.99 percent* for the year ended December 31, 1997. The Portfolio's benchmark, a blend comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index+ earned
11.62 percent for the same period.
    In prior reporting periods, the Merrill Lynch-Wilshire Capital Markets Index++ was used as the Portfolio's benchmark. The Merrill Lynch-Wilshire Capital Markets Index,++ which includes all publicly traded equity and debt securities now assigns a disproportionate weighting to equities. A blend, comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index+, is a more appropriate benchmark for our conservative asset allocation approach in the Advantus Series Fund Asset Allocation Portfolio. The Portfolio's performance will be compared to this blend of indices (60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index+) going forward.
PERFORMANCE ANALYSIS
Solid performance was demonstrated on both the stock and bond sides of the Portfolio. Stocks in the Portfolio were bolstered with an overweighted position in Financials, a strong performer throughout the year, and an underweighted position in Technology, which became a falling star in the fourth quarter. We were also underweighted in Consumer Staples, which was one of the strongest sectors of the market.
    Our economy continues to experience moderate growth and low inflation. Lower inflationary pressures in the U.S. economy have lead to higher price to earnings valuations in the stock market--a continuing theme over the past few years. Lower inflation has also lead to lower bond yields. This prompted us in November to decrease the Portfolio's bond allocation to 35 percent from 40 percent. The currency crisis in Asia indirectly fueled the bond market rally in the U.S. and created an opportunity to sell bonds and add stocks to the Portfolio.
    Our target asset allocation, as of December 31, 1997, was 55 percent stocks, 35 percent bonds and 10 percent cash. We have been opportunistic to achieve this asset allocation. By taking advantage of the bond rally and the trickle-down effects of the Asian economic crisis, the rebalancing in November allows us to manage the Portfolio consistently with its stated objective. The Portfolio's objective charges us with seeking as high a level of long-term total rate of return as is consistent with prudent investment risk for investors. We do this by investing for capital appreciation in companies with superior long-term growth potential. We also maintain positions in quality, fixed income securities to generate income and provide stability for investors.
OUTLOOK
Near term, there are several events lining up to make 1998 a difficult year to show strong corporate earnings growth. The year 2000 issues will force companies to spend money on people to fix problems rather than purchasing new systems. The Asian situation will likely slow economic growth and lead to increased pricing pressure as Asia's cost of production has fallen dramatically. Finally, the strong earnings of 1997 have set a tough standard to beat in 1998.
    A return to more "normal" performance from the stock market is likely during the first half of 1998. Given the historically high valuations placed on stocks, and the slowing earnings growth rate, it is not likely that stocks will gain 20 percent like they did in the first half of 1997. With slowing economic pressures, no signs of inflation, and a Federal Reserve that cannot really tighten until the Asian situation is resolved, bonds look to provide moderate yet attractive returns for the first half of 1998.

FIVE LARGEST COMMON STOCK HOLDINGS

                                                                                            % OF
                                                                                           COMMON
                                                                            MARKET         STOCK
COMPANY                                                        SHARES        VALUE       PORTFOLIO
------------------------------------------------------------  --------   -------------   ----------
General Electric Company....................................   186,552   $  13,688,253         4.6%
Tyco International Ltd......................................   241,598      10,887,010         3.7%
Service Corporation International...........................   264,800       9,781,050         3.3%
Omnicom Group...............................................   230,008       9,746,589         3.3%
Philip Morris Companies, Inc................................   201,200       9,116,875         3.0%
                                                                         -------------   ----------
                                                                         $  53,219,777        17.9%
                                                                         -------------   ----------
                                                                         -------------   ----------

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                              % OF BOND
RATING                                                        PORTFOLIO
------------------------------------------------------------  ----------
U.S. Treasury...............................................       18.2%
U.S. Government Agencies....................................       11.3%
AAA rated...................................................       15.5%
AA rated....................................................        5.6%
A rated.....................................................       23.1%
BBB rated...................................................       22.3%
BB rated....................................................        4.0%
                                                              ----------
                                                                  100.0%
                                                              ----------
                                                              ----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                        32.6%
Common Stocks                58.5%
Preferred Stocks              2.3%
Cash and Other
Assets/Liabilities            6.6%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO, A BLENDED INDEX OF 60 PERCENT RUSSELL 1000 GROWTH INDEX AND
      40 PERCENT LEHMAN BROTHERS AGGREGATE BOND INDEX, MERRILL LYNCH-WILSHIRE CAPITAL MARKETS INDEX AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One year                  19.0%
Five year                 11.9%
Ten year                  12.9%
(Thousands)
                                     Merrill
                                 Lynch-Wilshire
                          Asset      Capital
                      Allocation     Markets               Blended
                      Portfolio        Index        CPI      Index
12/31/87                $10,000      $10,000    $10,000    $10,000
12/31/88                $11,109      $11,323    $10,634    $11,000
12/31/89                $13,351      $13,769    $11,118    $13,987
12/31/90                $13,833      $13,909    $11,805    $14,499
12/31/91                $17,828      $17,388    $12,157    $18,980
12/31/92                $19,124      $18,854    $12,518    $20,125
12/31/93                $20,360      $20,886    $12,861    $21,271
12/31/94                $20,075      $20,609    $13,222    $21,370
12/31/95                $25,097      $26,514    $13,556    $27,666
12/31/96                $28,234      $30,170    $14,004    $31,808
12/31/97                $33,595      $37,115    $14,252    $38,828

    On the chart above you can see the Asset Allocation Portfolio's total return compared to the Merrill Lynch-Wilshire Capital Markets Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The four lines represent the cumulative total return of a hypothetical $10,000 investment made on December 31, 1987 through December 31, 1997.
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
 +The Lehman Brothers Aggregate Bond Index is comprised of the Lehman
  Brothers Government/Coproate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.
++The Merrill Lynch-Wilshire Capital Markets Index is a market value-weighted index measuring the total return performance of the combined domestic taxable fixed income and equity markets. It includes the entire domestic common stock universe for which daily pricing is available, as well as all publicly placed domestic taxable debt issues with at least one year remaining to maturity and at least ten million dollars par value outstanding.

MORTGAGE SECURITIES PORTFOLIO
PERFORMANCE UPDATE
KENT WEBER, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Mortgage
            Securities
            Portfolio seeks a
            high level of
current income consistent
with prudent investment risk.
The Mortgage Securities
Portfolio will invest
primarily in mortgage-related
securities.
PERFORMANCE
The Mortgage Securities Portfolio returned 9.14 percent* for the year ended December 31, 1997. The Portfolio's benchmark, the Lehman Brothers Mortgage-Backed Securities Index,** returned 9.49 percent for the same period. PERFORMANCE ANALYSIS
Broadly speaking, this is the second straight year that the mortgage market outperformed duration-matched Treasuries. In 1997, the performance was about 1.2 percent on average. A relatively benign interest rate environment steadily improved credit fundamentals and helped to propel the mortgage market forward. Never the less, with interest rates moving lower throughout the reporting period, the mortgage market has seen its duration shorten from 3.7 years to 2.5 years, which truly makes the mortgage market a low duration asset class.
    The Portfolio's duration was held 10 to 12 percent longer than the index throughout the reporting period. This benefited the Portfolio, as interest rates fell by about .5 percent, thus adding some price appreciation on top of healthy income.
    We are always watchful of prepayment risk. Prepayment concerns escalated as interest rates moved lower. Our stance grew more conservative as we moved to protect the Portfolio by reducing our exposure to securities with higher loan rates--the securities most likely to be refinanced.
    Throughout the year, we added mortgages that we felt rewarded us for the amount of risk we incurred. When interest rates began moving lower, the following strategies were put in place:
    - Reduced exposure to mortgages with high loan rates.
    - Continued emphasis on securities that are prepayment challenged or carry restricted rights to prepay.
        - Overweight in vintage securities (i.e., well-seasoned mortgage securities of about five to 10 years), as compared to new issues.
        - Purchased AAA rated securities consisting of mortgage loans with low balances (below $65,000) made to first time homeowners at below market interest rates.
    - Development of a more broadly diversified portfolio to avoid reliance on any one sector of the mortgage market.
        - Increased allocation of commercial mortgage-backed securities.
        - Increased holdings in non-agency, investment-grade securities. (Investment-grade securities are those rated BBB and above.)
    The Asian currency situation has elicited some secondary effects in the mortgage market. It has put downward pressure on domestic and global interest rates and inflation, which have rekindled the topic of refinancing (and prepayments). Fortunately, not all mortgage securities are created equally which allows the market to treat prepayments like stock earnings with respect to meeting--or not meeting--expectations on how the price moves.
OUTLOOK
We see the Portfolio's position as well situated. It is broadly diversified, utilizing numerous sectors of the mortgage market. We are also ready to handle an inherent increase in volatility that occurs due to the low interest rate levels. We like high quality securities from both a credit and cash flow perspective. Some predictability is comforting.
    There may be opportunity for some price appreciation on top of coupon income, which could potentially lead to mid to high single digits for 1998. We anticipate that the market will experience slow growth and mild inflation, which sets the stage for a fixed-income friendly year. Although we are in the late innings of the recovery that started in 1993, we see no recession looming.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government and
Agencies                     28.0%
AAA Rated                    26.5%
AA Rated                     10.2%
A Rated                      16.0%
BBB Rated                    13.8%
Preferred Stock               2.0%
Cash and Other
Assets/Liabilities            3.5%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Public Issues                64.2%
Private Placements            6.0%
Private 144A Issue           24.3%
Preferred Stock               2.0%
Cash and Other
Assets/Liabilities            3.5%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC MBS                     3.2%
FNMA MBS                      6.5%
GNMA MBS                     11.7%
VA Vendee MBS                 6.7%
Asset Backed Securities       8.5%
CMOs/MRBs                    21.4%
Whole Loan MBS               27.5%
Commercial MBS                7.5%
Corporate/Agency Bonds        1.5%
Preferred Stock               2.0%
Cash and Other
Assets/Liabilities            3.5%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
      AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One year                   9.1%
Five year                  7.4%
Ten year                   9.1%
                                        Lehman
                                      Brothers
                       Mortgage  Mortgage-Backed
                      Securities    Securities
                      Portfolio          Index        CPI
12/31/87                $10,000        $10,000    $10,000
12/31/88                $10,858        $10,872    $10,441
12/31/89                $12,325        $12,539    $10,916
12/31/90                $13,487        $13,885    $11,590
12/31/91                $15,681        $16,066    $11,936
12/31/92                $16,679        $17,183    $12,290
12/31/93                $18,222        $18,327    $12,627
12/31/94                $17,608        $18,031    $12,982
12/31/95                $20,778        $21,059    $13,310
12/31/96                $21,870        $22,157    $13,750
12/31/97                $23,869        $24,260    $13,993

    On the chart above you can see the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed
Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1987 through December 31, 1997.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

INDEX 500 PORTFOLIO
PERFORMANCE UPDATE
TERI BRANDT
PORTFOLIO MANAGER

  [PHOTO]
            The Index 500+
            Portfolio seeks
            investment
results that correspond
generally to the price and
yield performance of the
common stocks included in the
Standard and Poor's
Corporation 500 Composite
Stock Index (S&P 500).** It
is designed to provide an
economical and convenient
means of maintaining a broad
position in the equity market
as part of an overall
investment strategy.
PERFORMANCE
For the year ended December 31, 1997, the Index 500 Portfolio returned 32.36 percent.* The S&P 500** returned 33.34 percent for the same period.
PERFORMANCE ANALYSIS
The Index 500 Portfolio consists of publicly traded common stocks representing leading companies in virtually all segments of the American economy. The Portfolio is designed to reflect the results that correspond to the investment performance of the stock market, in general. We seek to accomplish this by using a computer model that positions the Portfolio to optimally track the conduct of the S&P 500.**
    The Utilities and Energy sectors lagged the market during the first three quarters of 1997. They rebounded in the fourth quarter and achieved significant gains. Technology's high weighting in the index detracted significantly from the performance.
OUTLOOK
The Asian currency problems are likely to be reflected in corporate earnings during the first half of 1998. If corporate earnings lag in 1998, the Asian debacle will be blamed for shortfalls that occur. Low interest rates will likely continue to provide a very important floor for stocks. We anticipate moderate growth, as well.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET      % OF STOCK
COMPANY                                                       SHARES       VALUE        PORTFOLIO
------------------------------------------------------------  -------   ------------   -----------
General Electric Company....................................  164,800   $ 12,092,200          3.2%
Coca-Cola Company...........................................  120,600      8,034,975          2.1%
Microsoft Corporation.......................................   60,500      7,819,625          2.1%
Exxon Corporation...........................................  122,100      7,470,994          2.0%
Merck & Co., Inc............................................   58,700      6,236,875          1.6%
Royal Dutch Petroleum.......................................  104,300      5,651,756          1.5%
Intel.......................................................   79,400      5,577,850          1.5%
Philip Morris Companies, Inc................................  120,000      5,437,500          1.4%
Procter & Gamble Company....................................   65,668      5,241,127          1.4%
International Business Machine..............................   47,800      4,998,088          1.3%
                                                                        ------------   -----------
                                                                        $ 68,560,990         18.1%
                                                                        ------------   -----------
                                                                        ------------   -----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               4.9%
Capital Goods                 8.9%
Communication Services        7.1%
Consumer Cyclical            10.2%
Consumer Staples             14.6%
Energy                        8.3%
Financial                    17.0%
Health Care                  11.0%
Technology                   12.9%
Transportation                1.4%
Utilities                     3.3%
Cash and Other
Assets/Liabilities             .4%

COMPARISON OF CHANGE IN INVESTMENT VALUE**
      A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
      S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One year                       32.4%
Five year                      19.6%
Ten year                       17.4%
                           Index 500
                           Portfolio    S&P 500        CPI
12/31/87                     $10,000    $10,000    $10,000
12/31/88                     $11,602    $11,657    $10,634
12/31/89                     $15,159    $15,346    $11,118
12/31/90                     $14,564    $14,864    $11,805
12/31/91                     $18,897    $19,390    $12,157
12/31/92                     $20,292    $20,867    $12,518
12/31/93                     $22,272    $22,973    $12,861
12/31/94                     $22,535    $23,259    $13,222
12/31/95                     $30,835    $31,962    $13,556
12/31/96                     $37,508    $38,009    $14,004
12/31/97                     $49,647    $50,245    $14,252

    On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1987 through December 31, 1997.
 +"Standard & Poor's-Registered Trademark-",
  "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
 *Historical results are not an indication of future performance.
  Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

CAPITAL APPRECIATION PORTFOLIO
PERFORMANCE UPDATE
CLARK WINSLOW, CFA
WINSLOW CAPITAL
MANAGEMENT
  [PHOTO]   The Capital
            Appreciation
            Portfolio seeks
            growth of
            capital.
Investments will be made
based upon their potential
for capital appreciation.
While Advantus Capital
Management, Inc. acts as
investment adviser for the
portfolio, Winslow Capital
Management, Inc. provides
investment advice to the
Capital Appreciation
Portfolio under a subadvisory
agreement.
PERFORMANCE
For the third consecutive year, the equity market exceeded most investors' expectations. Total return for the Capital Appreciation Portfolio was 28.26 percent* for the year ended December 31, 1997. The Portfolio's benchmark, the Russell 1000 Growth Index** gained 30.48 percent for the year, while the S&P 500 Index+ advanced 33.34 percent.
PERFORMANCE ANALYSIS
Although absolute returns were highly favorable in 1997 and considerably exceeded the long-term annual equity returns of 10.8 percent, again only a small minority of money managers outperformed their appropriate benchmarks. According to Indata, a company that monitors investment performance, the S&P 500+ beat 87 percent of all equity mutual funds in 1997 and 90 percent of all large cap growth funds for the last five years.
    The year ended December 31, 1997, marks the fourth year in a row the largest stocks performed best. Only 35 stocks in the Russell 1000 Growth Index** have a market capitalization greater than $34 billion. These mega cap stocks returned in excess of 35 percent and outperformed all other market capitalization sectors. Over their four years of outperformance, they have experienced annualized returns of 28 percent, nearly 10 percent higher than the broad market results.
    The investment philosophy of the Portfolio is based on the belief that owning companies with above-average future earnings growth potential will produce superior investment return potential over the long-term. We also are sensitive to valuation--what you pay in price/earnings ratio for that future growth rate. The philosophy is implemented by mixing several medium capitalization stocks with large cap growth issues. This means that we generally will be underweighted in the very largest companies and financial stocks because these types of companies usually cannot achieve earnings growth in excess of 13 percent annually.
    The Portfolio was able to overcome the underperformance of medium capitalization companies through strong stock selection in a variety of different sectors. Over the last two years the Portfolio has maintained an overweighted position in technology and specialty retail companies. Many of these companies outperformed the market in 1997. An example includes Dollar General Corporation (+75 percent), Home Depot, Inc. (+75 percent), Kohl's Inc. (+73 percent), Computer Associates International (+64 percent) and Microsoft Corporation (+59 percent).
    During the fourth quarter, the companies in the Portfolio reported an average increase in earnings of 32 percent compared with a year ago. This gives us confidence that the companies will be able to achieve our projected growth rate in earnings per share for 1998 of 25 percent. While the Portfolio sells at a moderate P/E premium to S&P 500,+ it has delivered several times the expected growth of the index. In our opinion, this is an attractive combination of relative valuation and strong future earnings growth.
OUTLOOK
The question now is whether the largest companies will continue to outperform or whether the broad market will exhibit better relative performance in 1998. For two major reasons, earnings and valuation, it is our belief that the broad market is poised to take the lead. We expect gross domestic product (GDP) growth in the U.S. to slip from 3.5 percent in 1997 to around 2 percent in 1998. In this environment, earnings growth is much more dependent on unit gains. We believe the problems from the Asian turmoil will probably be somewhat worse than expected. However, the difficulties are not significant enough to derail the U.S. economic outlook. Corporate profits could be moderately affected, so we expect flat to slightly up S&P 500+ earnings. With inflation declining to 1.5 percent or lower, interest rates may recede further providing support for the current S&P 500+ price/earnings ratio of 19x. The biggest risk is that earnings are disappointing and the stock market declines even in a falling interest rate environment.
    We remain committed to our investment discipline of searching out those opportunities in companies with the demonstrated ability to grow their businesses at above-average rates regardless of the near-term macro economic environment. This commitment has allowed the Portfolio to outperform all major market indices, including its benchmark index, the Russell 1000 Growth Index,** for the last three quarters. On balance, we continue to believe the large and competitive U.S. economy provides many opportunities to find good growth ideas.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               1.8%
Capital Goods                 7.4%
Communication Services        5.0%
Consumer Cyclical            20.5%
Energy                        8.7%
Financial                    15.0%
Health Care                  11.1%
Technology                   29.2%
Cash and Other
Assets/Liabilities            1.3%

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET       % OF STOCK
COMPANY                                                       SHARES       VALUE        PORTFOLIO
------------------------------------------------------------  -------  --------------   ----------
Cisco Systems, Inc..........................................  263,250  $   14,676,188      5.0%
Computer Associates International...........................  241,600      12,774,600      4.4%
Schlumberger Limited........................................  153,700      12,372,850      4.2%
Home Depot, Inc.............................................  208,800      12,293,071      4.2%
Federal National Mortgage Association.......................  202,600      11,560,863      4.0%
Parametric Technology Corporation...........................  232,400      11,009,950      3.8%
Warner-Lambert Company......................................   80,800      10,019,200      3.4%
Wal-Mart Stores.............................................  247,500       9,760,781      3.4%
MGIC Investment Corporation.................................  133,900       8,904,350      3.1%
Cendant Corporation.........................................  253,500       8,714,062      3.0%
                                                                       --------------    -----
                                                                       $  112,085,915     38.5%
                                                                       --------------    -----
                                                                       --------------    -----

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO, RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Portfolio's average annual
       total return:
One year                          28.3%
Five year                         15.9%
Ten year                          16.4%
                                           Russell
                                Capital       1000
                             Appreciation    Growth
                              Portfolio      Index        CPI
12/31/87                        $10,000    $10,000    $10,000
12/31/88                        $10,778    $11,127    $10,441
12/31/89                        $14,894    $15,124    $10,916
12/31/90                        $14,589    $15,086    $11,590
12/31/91                        $20,686    $21,294    $11,936
12/31/92                        $21,729    $22,360    $12,290
12/31/93                        $23,997    $23,004    $12,627
12/31/94                        $24,537    $24,935    $12,982
12/31/95                        $30,126    $34,209    $13,310
12/31/96                        $35,432    $42,118    $13,750
12/31/97                        $45,445    $54,954    $13,993

    On the chart above you can see the Capital Appreciation
Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1987 through December 31, 1997.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
 +The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

INTERNATIONAL STOCK PORTFOLIO
PERFORMANCE UPDATE
GARY CLEMONS
TEMPLETON INVESTMENT
COUNSEL
  [PHOTO]   The International
            Stock Portfolio
            seeks long-term
capital growth. The Portfolio
will invest primarily in
common stocks of companies
and governments outside the
United States. While Advantus
Capital Management, Inc. acts
as investment adviser for the
portfolio, Templeton
Investment Counsel, Inc.
provides investment advice to
the International Stock
Portfolio under a subadvisory
agreement.
PERFORMANCE
The International Stock Portfolio increased 11.94 percent* for the year ended December 31, 1997, versus the Morgan Stanley Capital EAFE Index** return of 2.03 percent for the same period. On average, the Portfolio has returned 17.09 percent per year for the five-year period ending December 31, 1997, compared to the EAFE** average annual return of 11.70 percent over the same period. PERFORMANCE ANALYSIS
International equity markets had mixed results during 1997. The European and Latin American markets were strong, while the Asian markets suffered a material downfall. The economic crisis in Southeast Asia that occurred late in the year dominated economic news and sent a ripple effect throughout international equity markets, as investors feared the effect of the crisis on global economic growth. The Portfolio therefore benefited from large positions in strong-performing European equities and a modest exposure to Asia.
    The Portfolio's largest regional exposure is in Europe, with approximately
72.8 percent of the Portfolio's total assets invested in European equities. With continued growth in corporate earnings, subdued inflation and success in corporate restructuring, we continue to find value in this area. This high exposure fared well, as some of the Portfolio's strongest contributors were European names, including Banco Bilboa, BG PLC and Deutsche Bank, which posted
84.1 percent,* 69.3 percent* and 54.2 percent* returns for the year, respectively.
    The turbulence in Asian economies dominated global economic news and sent a shock throughout international markets in the latter portion of 1997. Increased worries from currency weaknesses and bad debts in Asian corporations resulted in material contractions in stock prices throughout the region, and the majority of Asian markets posted double-digit declines. Due to a relatively low exposure of only 8.5 percent of total assets in the Asian markets, the Portfolio was somewhat protected from the economic turmoil.
    Latin American equity markets also performed well over 1997. This region currently represents approximately 9.1 percent of the Portfolio's total assets. A notable performer from the region and one of the Portfolio's largest holdings included Telecomunicacoes Brasileiras SA, the Brazilian national telephone company, which increased 56 percent* over the year. The Latin American markets experienced a downturn in the latter portion of the year, however, in response to the economic crisis in Asia. We feel that this correction has increased investment opportunities and we continue to search for bargains in the area. OUTLOOK
Going forward, we remain optimistic towards the international equity markets. When compared to U.S. equities, which remain at historically high valuations, international equities appear better able to provide value. While the Asia crisis has warranted extra caution for investing in this area, we view the recent downturn in the Asian markets as an opportunity to find bargains.
    We will continue to use our disciplined approach to purchase undervalued securities, while maintaining a balanced portfolio to continue to achieve strong long-term performance for the Portfolio.

TEN LARGEST COMMON STOCK HOLDINGS

                                                                                      % OF COMMON
                                                                           MARKET        STOCK
COMPANY                                                        SHARES       VALUE      PORTFOLIO
------------------------------------------------------------  ---------  -----------  -----------
BTR PLC.....................................................  2,394,400  $ 7,234,312      2.9%
AXA.........................................................     87,427    6,766,620      2.7%
BG PLC......................................................  1,433,382    6,449,042      2.6%
YPF Sociedad Anonima ADS....................................    176,400    6,030,675      2.4%
Deutsche Bank...............................................     82,050    5,738,847      2.3%
Rhone-Poulenc...............................................    122,325    5,480,941      2.2%
Telecom Italia SPA-RNC......................................  1,105,000    4,875,000      1.9%
Regie Des Usines Renault....................................    170,398    4,794,479      1.9%
Volvo.......................................................    178,500    4,790,045      1.9%
British Steel PLC...........................................  2,225,400    4,768,714      1.9%
                                                                         -----------    -----
                                                                         $56,928,675     22.7%
                                                                         -----------    -----
                                                                         -----------    -----

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO, EAFE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual
     return:
One year                11.9%
Five year               17.1%
Since inception
(May 1, 1992)           13.5%
                   International
                        Stock       EAFE
                    Portfolio      Index        CPI
5/01/92               $10,000    $10,000    $10,000
12/31/92               $9,319     $8,156    $10,143
12/31/93              $13,434    $10,843    $10,421
12/31/94              $13,391    $11,722    $10,713
12/31/95              $15,296    $13,088    $10,984
12/31/96              $18,324    $13,916    $11,347
12/31/97              $20,511    $14,198    $11,548

    On the chart above you can see how the International Stock Portfolio's total return compared to the EAFE Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the International Stock Portfolio (May 1, 1992) through December 31, 1997.
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Morgan Stanley Capital EAFE Index is an unmanaged index of common stocks from European, Asian and Far Eastern markets.

SMALL COMPANY PORTFOLIO
PERFORMANCE UPDATE
JIM TATERA, CFA
CHIEF EQUITY PORTFOLIO
MANAGER

  [PHOTO]
            The Small Company
            Portfolio seeks
            long-term
accumulation of capital. It
invests primarily in common
stocks of small companies,
defined in terms of either
market capitalization or
gross revenues that are less
than $1.5 billion.
Typically, at least 65
percent of the portfolio will
be invested in stocks of
small companies. In addition,
we will buy stocks of larger
companies that we feel are
growing significantly faster
than the market overall.
PERFORMANCE
The Small Company Portfolio returned 7.75 percent* for the year ended December 31, 1997. Its benchmark, the Russell 2000 Growth Index,+ returned 12.94 percent for the same period.
    In prior reporting periods, the Wilshire MidCap Index++ was used as the Portfolio's benchmark. The Russell 2000 Growth Index+ better reflects the size and style bias of a small company growth portfolio than does the Wilshire MidCap Index,++ which no longer corresponds to the market capitalization of the Small Company Portfolio. The Portfolio's performance will be compared to the Russell 2000 Growth Index+ going forward.
PERFORMANCE ANALYSIS
The Portfolio's performance over the past year lagged its benchmark index, and hence did not meet our expectations. Before addressing some topics specific to the Portfolio's performance, let's briefly discuss the small company growth "climate" as compared with other equity securities.
    For the third consecutive year, domestic stocks posted strong results. Investors' thirst for liquidity and perceived quality of larger stocks drove the valuations of larger stocks to all-time highs. Meanwhile, small-and mid-sized stocks lost ground, and smaller growth stocks were left in the dust.
    The indices show the Russell 1000 Index+ of larger stocks returned 32.86 percent for the year, while the Russell 2000 Growth Index+ (e.g. our benchmark index) returned 12.94 percent. These indices are very different because they reflect distinctly different segments of the equity market. Numerous earnings announcements, which came in below expectations, led to a significant division between large and small stocks and also within small stocks (between those considered growth stocks and value-oriented stocks).
    Investors who put their money into small stocks selected companies where they were comfortable with current earnings and low valuations, but forfeited the "potential" growth expected in faster growth stocks with higher betas. (Beta is a method of measuring the volatility of a stock in comparison with the market as a whole. Beta values above 1.0 indicate volatility.)
    For the year, the top performing sectors within the Russell 2000 Growth Index+ of smaller companies were Consumer Staples and Utilities. Both areas had absolute returns of more than 40 percent. However, due to their small weights in the index, they made limited contributions to overall results. Technology was the worst absolute performing sector, gaining only .2 percent, while Health Care returned 8.9 percent. Technology and Health Care stocks comprised more than 35 percent of the index weight, thus holding back results significantly. The top contributor to performance in the index was the Consumer Discretionary sector.
    Strong performers in the Portfolio for the period included a number of companies in the capital goods area. These economically sensitive stocks continue to have strong operating performance and outlooks. Included in this group is American Disposal Services, Inc., a solid waste company that has demonstrated outstanding growth through internal operations and has acted as a consolidator in its industry, opening new territories for the company. Another strong performer, Kaydon Corporation, designs and manufactures custom-engineered specialty products, including anti-friction bearings, bearing systems, custom rings, and seals. These products are used in a wide variety of medical, aerospace and industrial applications. Continued growth in their end markets and the specialty nature of these products have led to very strong operating performance and growth for the company.
    As mentioned earlier, technology stocks were the worst performers in the market, as well as in our portfolio. Earnings disappointments and concerns about the impact of the Asian economic crisis have negatively impacted many of these stocks. Stocks like Danka Business Systems (worldwide distributor of photocopiers and other business machines) and CKS Group Incorporated (marketing communications services) had significant earnings disappointments due to poorly executed corporate strategies. Neither company is currently held in the Portfolio.
    Consumer cyclical stocks, which include retail and restaurants, always seem to be a large part of our Portfolio due to the number of high growth opportunities in this sector. The year brought mixed results in this area with retailers, such as Borders Group Incorporated (book superstores) and Pacific Sunwear of California (young men's and women's apparel) doing well, while apparel manufacturers, such as Nautica Enterprises, Inc. were hurt by the perception of slowing demand and inventory concerns. Restaurant companies, such as Boston Chicken Incorporated and Lone Star Steakhouse & Saloon, Inc., performed poorly and were sold during the year.
    Much of the underperformance, outside of Technology, can be pinned to a handful of investments in companies that reported well below estimated earnings. Prior to these announced shortfalls, the companies showed strong operating results with no signs of trouble. Each company was seemingly healthy and growing well when investors were told of an unexpected earnings shortfall. The shortfalls stemmed from a variety of reasons, and in a few cases, the company's management was less than forthright prior to the problem.
    Small company stocks are volatile. When investing in small, fast growing companies, there will be occasional blowups when a company's management is unable to execute at the fast growth pace. We have made minor, yet appropriate, changes in how we monitor our companies' results. We want to minimize the frequency of negative surprises. To do so, we believe careful analysis of a company's fundamentals holds the key to long-term results. Our overriding focus remains on long-term results that benefit investors.
OUTLOOK
We remain cautiously optimistic going into 1998. The volatility seen in the markets, though at times unsettling, is no greater than what we saw in the late 1980s and early 1990s. Given the relatively benign economic backdrop with moderate growth, little inflation, and declining interest rates, we expect to continue to find companies that are growing fast and are likely to be rewarded with higher stock valuations. Notwithstanding the market's fluctuations or the potential for further problems out of Asia, we believe rigorous analysis of company fundamentals is the key to long-term investment success and continues to be our focus.
    Our style emphasizes individual stock selection. As such, we do not spend much time trying to guess which sectors are most attractive. The over- and underweights of sectors in the Portfolio are a function of the individual opportunities we find. Certainly, with the sell-off in the energy and technology areas, several stocks have potentially been painted with the same negative brush, but are in fact doing exceedingly well. We are considering individual issues within these areas that fit our investment criteria--specifically companies with strong fundamentals and reasonable valuations.
FIVE LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Kaydon Corporation..........................................  219,700  $ 7,167,712     4.1%
Gartner Group Incorporated..................................  173,900    6,477,775     3.7%
Borders Group Incorporated..................................  175,140    5,484,071     3.2%
Eagle USA Airfreight, Inc...................................  167,100    4,762,350     2.8%
Fairfield Communities, Inc..................................  106,200    4,686,075     2.7%
                                                                       -----------   -----
                                                                       $28,577,983    16.5%
                                                                       -----------   -----
                                                                       -----------   -----

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY PORTFOLIO, RUSSELL 2000 GROWTH INDEX, WILSHIRE MIDCAP INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:
One year                   7.8%
Since inception
(May 3, 1993)             14.6%
                                                          Russell
                          Small   Wilshire                   2000
                        Company     Midcap                 Growth
                      Portfolio      Index        CPI       Index
5/03/93                 $10,000    $10,000    $10,000     $10,000
12/31/93                $11,733    $11,295    $10,118     $12,234
12/31/94                $12,456    $11,005    $10,402     $11,938
12/31/95                $16,449    $14,631    $10,665     $15,641
12/31/96                $17,509    $17,187    $11,017     $17,401
12/31/97                $18,867    $21,330    $11,212     $19,654

    On the chart above you can see how the Small Company Portfolio's total return compared to the Russell 2000 Growth Index, the Wilshire
MidCap Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on inception date of the Small Company Portfolio (May 3, 1993) through
December 31, 1997.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
 +The Russell 1000 Growth Index and the Russell 2000 Growth Index contain stock from the Russell 1000 and the Russell 2000, respectively, with a greater than average orientation. The Russell 1000 and the Russell 2000 are the 1,000 and 2,000 largest companies, respectively, in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
++The Wilshire MidCap Index is comprised of the bottom 750 companies of the largest 1,250 domicile companies as measured by capitalization.

MATURING GOVERNMENT BOND 1998 PORTFOLIO
MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO
PERFORMANCE UPDATE
KENT WEBER, CFA
PORTFOLIO MANAGER
  [PHOTO]   The Maturing
            Government Bond
            1998, 2002, 2006
            and 2010
Portfolios seek as high of an
investment return as is
consistent with prudent
investment risk. The
Portfolios invest primarily
in U.S. Government and
Agencies zero coupon fixed
income securities which
mature near the 1998, 2002,
2006 and 2010 liquidation
dates of each Portfolio.
PERFORMANCE
For the year ended December 31, 1997, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 1998 Portfolio................     6.09 percent*
Maturing Government Bond 2002 Portfolio................     8.50 percent*
Maturing Government Bond 2006 Portfolio................    12.62 percent*
Maturing Government Bond 2010 Portfolio................    17.87 percent*

    For the year ended December 31, 1997, the Ryan Lab's Treasury Strip Indexes** of comparable maturity generated the following returns:

Ryan Lab's Inc. September 1998 Index...................    6.10 percent**
Ryan Lab's Inc. September 2002 Index...................    9.19 percent**
Ryan Lab's Inc. September 2006 Index...................   13.22 percent**
Ryan Lab's Inc. September 2010 Index...................   17.08 percent**

PERFORMANCE ANALYSIS
Our investment activities remain focused on tracking the performance of the respective indices. To reach these goals, we continue to use a variety of Government Agency bonds. By selectively using Government securities in concert with Treasury securities, the Portfolios benefit from enhanced diversification, as well as from the receipt of additional income (over Treasury securities).
    As time passes, the duration of each portfolio continues to roll forward toward its respective maturity. The effective duration of each portfolio now is as follows:

Maturing Government Bond 1998 Portfolio................         .89 years
Maturing Government Bond 2002 Portfolio................        4.57 years
Maturing Government Bond 2006 Portfolio................        8.41 years
Maturing Government Bond 2010 Portfolio................       12.65 years

OUTLOOK
We see the Portfolios' position as well situated. We are also ready to handle an inherent increase in volatility that occurs due to the low interest rate levels. We anticipate that the market will experience slow growth and mild inflation, which sets the stage for a fixed-income friendly year.

MATURING GOVERNMENT BOND 1998 PORTFOLIO
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Israel GTC                    5.7%
U.S. Treasury Strips         25.8%
FICO                         17.5%
TVA                          20.8%
FNMA                         20.4%
FHLB                          9.5%
Cash and Other
Assets/Liabilities             .3%

                                         MATURING GOVERNMENT BOND 2002 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strips         37.2%
FICO                         15.6%
Israel GTC                    9.3%
TVA                          20.1%
FNMA                         17.1%
Cash and Other
Assets/Liabilities             .7%

MATURING GOVERNMENT BOND 2006 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strips         34.9%
FICO                         13.0%
Israel GTC                    8.9%
Israel State Aid Strips      15.1%
RFC Strip                    14.6%
FNMA                         13.2%
Cash and Other
Assets/Liabilities             .3%

                                         MATURING GOVERNMENT BOND 2010 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strips         42.4%
FICO                         12.6%
Turkey GTC                    7.5%
State of Israel Aid
Strip                        22.8%
Israel GTC                    2.0%
RFC Strip                     4.9%
FNMA                          7.4%
Cash and Other
Assets/Liabilities             .4%

 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**Ryan Labs, Inc. September 1998, 2002, 2006 and 2010 Index of Treasury Strips consists of all active zero-coupon Treasury issues with maturities in September 1998, 2002, 2006 and 2010, respectively.

    MATURING
    GOVERNMENT
    BOND PORTFOLIOS
COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 1998 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 1998 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual total
       return:
One year                            6.1%
Since inception (May
2, 1994)                            7.0%
                                           Ryan Labs, Inc.
                                Maturing    September 1998
                              Government             Index
                               Bond 1998       of Treasury
                               Portfolio            Strips        CPI
5/02/94                          $10,000           $10,000    $10,000
12/31/94                         $10,005           $10,014    $10,149
12/31/95                         $11,606           $11,700    $10,405
12/31/96                         $12,086           $12,294    $10,749
12/31/97                         $12,822           $13,231    $10,939

    On the chart above you can see how the Maturing Government Bond
1998 Portfolio's total return compared to the Ryan Labs, Inc.
September 1998 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 1998 Portfolio (May 2, 1994) through December 31, 1997.
COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2002 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2002 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual total
       return:
One year                            8.5%
Since inception (May
2, 1994)                            9.3%
                                           Ryan Labs, Inc.
                                Maturing    September 2002
                              Government             Index
                               Bond 2002       of Treasury
                               Portfolio            Strips        CPI
5/02/94                          $10,000           $10,000    $10,000
12/31/94                         $10,028            $9,943    $10,149
12/31/95                         $12,537           $12,857    $10,405
12/31/96                         $12,754           $13,028    $10,749
12/31/97                         $13,838           $14,612    $10,939

    On the chart above you can see how the Maturing Government Bond 2002 Portfolio's total return compared to the Ryan Labs, Inc. September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through December 31, 1997.

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual total
       returns:
One year                           12.6%
Since inception (May
2, 1994)                           11.7%
                                           Ryan Labs, Inc.
                                Maturing    September 2006
                              Government             Index
                               Bond 2006       of Treasury
                               Portfolio            Strips        CPI
5/02/94                          $10,000           $10,000    $10,000
12/31/94                         $10,013            $9,967    $10,149
12/31/95                         $13,490           $14,076    $10,405
12/31/96                         $13,327           $13,720    $10,749
12/31/97                         $15,009           $16,258    $10,939

    On the chart above you can see how the Maturing Government Bond
2006 Portfolio's total return compared to the Ryan Labs, Inc.
September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through December 31, 1997.
COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    Average annual
       returns:
One year                           17.9%
Since inception (May
2, 1994)                           13.7%
                                           Ryan Labs, Inc.
                                Maturing    September 2010
                              Government             Index
                               Bond 2010       of Treasury
                               Portfolio            Strips        CPI
5/02/94                          $10,000           $10,000    $10,000
12/31/94                          $9,970            $9,892    $10,149
12/31/95                         $14,080           $15,112    $10,405
12/31/96                         $13,599           $14,276    $10,749
12/31/97                         $16,028           $17,854    $10,939

    On the chart above you can see how the Maturing Government Bond
2010 Portfolio's total return compared to the Ryan Labs, Inc.
September 2010 Index of Treasury Strips and the Consumer Price Index.
The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2010
Portfolio (May 2, 1994) through December 31, 1997.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

VALUE STOCK PORTFOLIO
PERFORMANCE UPDATE
MATTHEW FINN, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Value Stock
            Portfolio seeks
            long-term
accumulation of capital. The
Portfolio invests primarily
in equity securities of
companies which, in the
opinion of the Adviser, have
market values which appear
low relative to their
underlying value or future
growth potential.
PERFORMANCE
The Value Stock Portfolio returned 21.19 percent* for the year ended December 31, 1997. In comparison, its benchmark, the S&P Barra Value Index,** earned
29.98 percent for the same period.
PERFORMANCE ANALYSIS
The economic situation in Asia that unfolded in the fourth quarter affected the Portfolio's performance.
    As the U.S. lowered its export levels to Asia, our gross domestic product
(GDP) was reduced as well. These results created a rotation away from some economically sensitive sectors, as investors anticipated slower domestic activity. This has hurt the Basic Materials, Capital Goods, Energy, and Technology sectors while boosting Consumer Staples and Utilities.
    The Portfolio gained relative performance in the last quarter of the year from holdings in Financial Services and Basic Materials. The Portfolio's Financial holdings rose more than the market, and the Portfolio's holdings in Basic Materials fell less. The largest negative impacts on performance were Capital Goods, Consumer Staples, and Technology.
    A specific holding that impacted the Portfolio's year-end return was Lam Research Corporation (LRCX), a technology stock that we held for much of the reporting period. LRCX manufactures its products in the U.S. and exports them to Asian markets. Consequently, the Far Eastern currency debacle had a negative effect on Lam Research's earnings. In addition, LRCX stock declined in anticipation of downward earnings revisions.
    Our focus has been--and will remain--on companies that offer both low relative valuations and expected improvements in operating performance.
OUTLOOK
During the first six months of 1998, we expect that the market and the Portfolio will continue to be impacted by sentiment swings regarding economic activity and Asia-related economic issues. No segments of the market stand out as offering excellent value and rapid improvement in operating performance. The holdings in the Portfolio represent investments in companies that are attractive, rather than sector bets.
    Within the Portfolio, we will continue to rotate out of relatively overvalued segments, such as regional Bells and banks, as we find attractive opportunities. We will also be watchful of buying opportunities as companies report earnings disappointments related to their Asian operations.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Everest Reinsurance Holdings................................  253,092  $10,440,045     5.5%
Hormel Foods Corporation....................................  292,013    9,563,426     5.1%
American Stores Company.....................................  445,798    9,166,721     4.8%
Enron Oil & Gas.............................................  316,300    6,701,606     3.5%
Federated Department Stores.................................  151,200    6,511,050     3.4%
Valero Energy Corporation...................................  203,500    6,397,531     3.4%
Sovereign Bancorp Incorporated..............................  307,837    6,387,618     3.4%
El Paso Natural Gas Company.................................   93,976    6,249,404     3.3%
Humana......................................................  300,300    6,231,225     3.3%
Lam Research Corporation....................................  208,300    6,092,775     3.2%
                                                                       -----------   -----
                                                                       $73,741,401    38.9%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               7.1%
Capital Goods                 7.6%
Communication Services        4.7%
Consumer Cyclical             9.6%
Consumer Staples             11.5%
Energy                       17.8%
Financial                    23.4%
Health Care                   3.0%
Technology                    2.9%
Transportation                 .4%
Utilities                     3.0%
Cash and Other
Assets/Liabilities            9.0%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
      S&P 500 BARRA VALUE INDEX AND CONSUMER PRICE INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual total
       return:
One year                          21.2%
Since inception (May
2, 1994)                          24.1%
                            Value Stock   S&P 500 Barra Value
                              Portfolio                 Index        CPI
5/02/94                         $10,000               $10,000    $10,000
12/31/94                        $10,457               $10,062    $10,149
12/31/95                        $13,904               $13,784    $10,405
12/31/96                        $18,207               $16,816    $10,749
12/31/97                        $22,065               $21,859    $10,939

    On the chart above you can see how the Value Stock Portfolio's total return compared to the S&P 500 Barra Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Value
Stock Portfolio (May 2, 1994) through December 31, 1997.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P Barra Value Index contains approximately one-half of the common stocks from the S&P 500. The Index contains those stocks with a higher book-to-price ratio.

SMALL COMPANY VALUE PORTFOLIO
PERFORMANCE UPDATE
MATTHEW FINN, CFA
PORTFOLIO MANAGER
  [PHOTO]   The Small Company
            Value Portfolio
            seeks the
long-term accumulation of
capital. It invests primarily
in the equity securities of
small companies, defined in
terms of market
capitalization and which
appear to have market values
which are low relative to
their underlying value or
future earnings and growth
potential.
PERFORMANCE
The Small Company Value Portfolio returned 2.29 percent* for the period from October 1 (date of inception) to December 31, 1997. The Russell 2000 Value Index** returned 1.68 percent for the same period.
PERFORMANCE ANALYSIS
During the fourth quarter, the economic situation in Asia played a role in the Portfolio's performance. DuPont Photomasks Incorporated (semiconductor supplies) had substantial business in Asia, and the stock has been sold off in anticipation of lower earnings.
    Stock selection in the Energy, Finance, Technology and Basic Materials sectors contributed most significantly to positive relative performance versus the Russell 2000 Value Index.** However, Consumer Cyclical and Capital Goods stock selection hurt relative performance. The Portfolio was also negatively impacted by Brown Group, Inc.'s (shoe manufacturing and retailing) announcement of an earnings shortfall in their Brazilian operations.
OUTLOOK
During the first six months of 1998, we expect that the market and the Portfolio will continue to be impacted by sentiment swings regarding economic activity and Asia-related economic issues. No segments of the market stand out as offering value and rapid improvement in operating performance. The holdings in the Portfolio represent investments in companies that are attractive, rather than sector bets.
    No substantial changes are planned within the Portfolio. However, we will be watchful of buying opportunities as companies report earnings disappointments related to their Asian operations.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Sovereign Bancorp Incorporated..............................  12,600   $   261,450     5.4%
Bay View Capital Corporation................................   6,500       235,625     4.8%
Journal Register Company....................................   9,700       203,700     4.2%
Amerus Life Holdings........................................   5,100       188,062     3.9%
Sierra Pacific Resources....................................   4,800       180,000     3.7%
Learning Company, Inc.......................................  10,800       173,475     3.6%
Wicor, Inc..................................................   3,700       171,819     3.5%
Peoples Heritage Financial Group, Inc.......................   3,700       170,200     3.5%
RLI Corporation.............................................   3,400       169,362     3.5%
A. Schulman, Inc............................................   6,300       158,287     3.3%
                                                                       -----------   -----
                                                                       $ 1,911,980    39.4%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               6.7%
Capital Goods                 9.8%
Consumer Cyclical            11.6%
Consumer Staples              7.1%
Energy                        1.7%
Financial                    36.4%
Technology                    6.5%
Transportation                3.5%
Utilities                    10.3%
Cash and Other
Assets/Liabilities            6.4%

 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Value Index contains stock from the Russell 2000 with low price to book ratios. The Russell 2000 are the 2,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

INTERNATIONAL BOND PORTFOLIO
PERFORMANCE UPDATE
EDWARD C. DOVE
JULIUS BAER INVESTMENT
MANAGEMENT

  [PHOTO]
            The International
            Bond Portfolio
            seeks to maximize
current income consistent
with protection of principal.
The Portfolio pursues its
objective by investing
primarily in a managed
portfolio of non-U.S. dollar
denominated debt securities
issued by foreign
governments, companies and
supranational entities. While
Advantus Capital Management,
Inc. acts as investment
advisor for the Portfolio,
Julius Baer Investment
Management Inc. provides
investment advice to the
International Bond Portfolio
under a subadvisory
agreement.
PERFORMANCE
The International Bond Portfolio returned .08 percent* for the period from October 1 (date of inception) to December 31, 1997. This compares to the Salomon Brothers Index** return of -1.38 percent for the same period.
PERFORMANCE ANALYSIS
All of the major bond markets exhibited positive local currency returns during the fourth quarter of 1997. Italy, the U.S. and the U.K. were the best performers. Italy advanced on the back of interest rate cuts and increasing certainty that it will be a founding member of European Economic and Monetary Union, while U.K. gilts and U.S. Treasuries rallied on expectations of slower growth and, especially in the case of the U.S., safe haven flows out of Asia. Nonetheless, market returns available to dollar-based investors, as in the third quarter, were less favorable. Weakness of the Yen and Deutschmark more than offset the local returns in Japan and core Europe. The best U.S. dollar-based total returns were achieved in the U.K. and Italy.
OUTLOOK
Economic developments in Asia, and the fear of deflation, will remain the key focus in the upcoming months. The big question for investors is how much the region's troubles will impact growth in Japan, the U.S. and Europe. In Japan, pessimism has become entrenched; the government's fiscal package in December 1997 failed to assure both investors and consumers. The prospect of no growth next year, though not our central forecast, remains a real threat. In Europe, the recovery continues, but at an unimpressive rate. Only in the U.S., where activity remains robust, are inflationary pressures close to the surface.
    We believe that bond markets continue to offer value, and a neutral-to-long exposure is warranted. However, bond market valuations are a shade expensive, thereby limiting the room for further yield falls. In terms of the currency, the weakness of the Japanese economy is likely to further undermine the Yen. The dollar has been driven higher against the Yen and the Deutschmark by relatively strong U.S. and weak Japanese and German growth. That picture is unlikely to change radically in the near term, so the dollar should be well supported in the coming quarter. However, as the year progresses, the Deutschmark is expected to reassert itself, supported by relative growth and interest rates, as well as favorable valuations.

TEN LARGEST BOND HOLDINGS

                                                                MARKET     % OF BOND
COMPANY                                                          VALUE      HOLDINGS
------------------------------------------------------------  -----------  ----------
Deutschland Republic (Deutsch Mark) - 6.500%, 07/04/27......  $ 1,879,579     9.3%
British Treasury (British Sterling Pound) - 6.500%,
  12/07/03..................................................    1,478,621     7.3%
Tennesee Valley Authority (Deutsch Mark) - 6.375%,
  09/18/06..................................................    1,183,495     5.9%
Republic of Austria (Deutsch Mark) - 6.000%, 02/01/06.......    1,158,345     5.8%
Federal National Mortgage Association (Australian Dollar) -
  6.375%, 08/15/07..........................................    1,121,342     5.6%
Belgium Government (Deutsch Mark) - 6.250%, 10/01/03........    1,116,591     5.5%
Government of Spain (Spanish Peseta) - 7.900%, 02/28/02.....    1,046,371     5.2%
BTPS (Italian Lira) - 10.500%, 04/15/98.....................      973,177     4.8%
Sweden Kingdom (Swedish Krona) - 13.000%, 06/15/01..........      958,982     4.8%
Kingdom of Denmark (Danish Kroner) - 7.000%, 12/15/04.......      956,273     4.8%
                                                              -----------   -----
                                                              $11,872,776    59.0%
                                                              -----------   -----
                                                              -----------   -----

 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Salomon Brothers Non-U.S. Index's goal is to include all fixed-rate institutionally traded bonds issued by Australia, Italy, Belgium, Japan, Canada, the Netherlands, Denmark, Spain, France, Sweden, Germany and United Kingdom whose minimum maturity is one year and outstanding balance is at least $25 million U.S. dollars.

INDEX 400 MID-CAP PORTFOLIO
PERFORMANCE UPDATE
TERI BRANDT
PORTFOLIO MANAGER

  [PHOTO]
            The Index 400
            Mid-Cap Portfolio
            seeks to provide
investment results generally
corresponding to the
aggregate price and dividend
performance of publicly
traded common stocks that
comprise the Standard &
Poor's 400 MidCap Index (S&P
400).+ It is designed to
provide an economical and
convenient means of
maintaining a diversified
portfolio in this equity
security area as part of an
over-all investment strategy.
PERFORMANCE
The Index 400 Mid-Cap Portfolio returned .06 percent* for the period from October 1 (date of inception) to December 31, 1997. The S&P 400 Index** returned
 .83 percent for the same period.
PERFORMANCE ANALYSIS
The Index 400 consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of approximately 66 percent industrials, 18 percent utilities, 15 percent financials and 1 percent transportation.
    The Portfolio is designed to match closely the investment performance of the S&P 400** segment, as described above. We seek to accomplish this by using a computer model that positions the Portfolio to optimally track the conduct of the S&P 400.**
    Of all the midcap market segments, Financials posted the largest gain by far, with 73.0 percent for the year. Consumer Cyclical, which posted a 31.6 percent return for the year, ranked second, and Communication Services ranked third with a 38.6 percent gain. Sectors receiving the laggard awards were Health Care and Basic Material, returning 5.5 percent and 17.36, respectively.
OUTLOOK
The Asian currency problems are likely to be reflected in corporate earnings during the first half of 1998. If corporate earnings lag in 1998, the Asian debacle will be blamed for shortfalls that occur. Low interest rates will continue to provide a very important floor for stocks. We anticipate moderate growth, as well.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Coca-Cola Enterprises.......................................   2,200   $    78,237     1.6%
Franklin Resources, Inc.....................................     700        60,856     1.2%
America Online..............................................     600        53,513     1.1%
Summit Bancorp..............................................   1,000        53,250     1.1%
Washington Post.............................................     100        48,650     1.0%
USA Waste Services, Inc.....................................   1,200        47,100     0.9%
AES Corporation.............................................   1,000        46,625     0.9%
Mercantile Bancorporation...................................     750        46,125     0.9%
Northern Trust Corporation..................................     600        41,850     0.8%
AFLAC, Inc..................................................     800        40,900     0.8%
                                                                       -----------   -----
                                                                       $   517,106    10.3%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               7.4%
Capital Goods                 8.5%
Communication Services        3.3%
Consumer Cyclical            14.4%
Consumer Staples              9.0%
Energy                        6.3%
Financial                    19.1%
Health Care                   7.0%
Technology                   12.2%
Transportation                1.7%
Utilities                    11.0%
Cash and Other
Assets/Liabilities             .1%

 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size
  (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of approximately 66% industrials, 18% utilities, 15% financials and 1% transportation.
 +"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-",
  "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

MACRO-CAP VALUE PORTFOLIO
PERFORMANCE UPDATE
MICHAEL J. KELLY
J.P. MORGAN INVESTMENT
MANAGEMENT

  [PHOTO]
            The Macro-Cap
            Value Portfolio
            seeks to provide
            high total
return. It pursues this
objective by investing in
equity securities that the
sub-adviser believes, through
the use of dividend discount
models, to be undervalued
relative to their long-term
earnings power, creating a
diversified portfolio of
equity securities which
typically will have a
price/earnings ratio and
price to book ratio that
reflects a value orientation.
While Advantus Capital
Management, Inc. acts as
investment advisor for the
Portfolio, J.P. Morgan
Investment Management Inc.
provides investment advice to
the Macro-Cap Value Portfolio
under a subadvisory
agreement.
PERFORMANCE
The Macro Cap Value Portfolio returned -2.13 percent* for the period from October 15 (date of inception) to December 31, 1997. This compares to the S&P 500 Index** return of 2.87 percent for the period from October 1, 1997 to December 31, 1997. Because the Portfolio's inception date was mid-month October, we are not able to provide benchmark performance for the same period because the information is not available. We are providing total return information for benchmark performance from the previous month end to the end of the reporting period.
PERFORMANCE ANALYSIS
The U.S. equity market continued to exhibit strong returns during 1997. The S&P 500** rose 2.87 percent during the fourth quarter, contributing to its 33.34 percent return for the year. However, strong returns masked the sudden and violent increase in market volatility, particularly during the fourth quarter. The Asian financial crisis stunned the U.S. equity market in October, with aftershocks reverberating throughout the remainder of the period and into 1998.
    Overall U.S. equity market returns continue to be dominated by the largest capitalization stocks deemed the "Nifty Fifty," a trend which has been present for several years. Emphasis on the largest, most liquid stocks was particularly apparent during the fourth quarter as investors sought less turmoil in the midst of emerging markets turmoil. In fact, during the fourth quarter, the S&P's largest fifty stocks delivered nearly twice the return of the entire S&P 500 Index.**
    This narrow market environment made it very difficult for the majority of active managers to keep pace with the S&P 500.** As we continue to view many of the "Nifty Fifty" stocks as extremely overvalued, we have not held them in the Portfolio. This caused us to trail the S&P 500** over the period. However, because the Portfolio is well diversified and fully invested in stocks, our returns outpaced those of similar active equity managers.
    Stock selection in the Portfolio's Energy, Multi-industry, and Services sectors were particularly strong. Energy stocks such as Tosco Corporation and Input/Output, Inc. contributed positively to overall return. The Multi-industry sector made a significant contribution with Westpoint Stevens, Inc. and Waste Management, Inc. In the Services sectors, Telecommunications Inc. and U.S. West Media Group had positive impacts.
OUTLOOK
During 1998, we expect that GDP (gross domestic product) will likely grow at a more trend-like rate of 2.7 percent and that inflation may rise to 2.25 percent as wage pressures begin to be felt during this latter stage of a prolonged economic expansion. We expect that corporate profits will likely remain strong, though lower than their double-digit levels of the past few years. We will aim to consistently add value in the Portfolio by using fundamental research to identify individual stocks that are underpriced relative to their longer-term earnings prospects.

TEN LARGEST STOCK HOLDINGS

                                                                                       % OF
                                                                         MARKET       STOCK
                                                              SHARES      VALUE     PORTFOLIO
                                                              -------  -----------  ----------
Tosco Corporation...........................................   4,300   $   162,594     3.5%
Merck & Co..................................................   1,300       138,125     2.9%
MCI Communications Company..................................   3,000       128,438     2.7%
Warner Lambert Company......................................   1,000       124,000     2.6%
Anheuser Busch Co., Inc.....................................   2,700       118,800     2.5%
Telecom-TCI Ventures........................................   4,100       116,081     2.5%
Starwood Lodging............................................   1,900       109,963     2.3%
United HealthCare Corporation...............................   2,200       109,313     2.3%
Cooper Industries, Inc......................................   2,200       107,800     2.3%
First Union Corporation.....................................   2,100       107,625     2.3%
                                                                       -----------   -----
                                                                       $ 1,222,739    25.9%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials                .5%
Capital Goods                10.3%
Communication Services        4.3%
Consumer Cyclical            20.9%
Energy                       11.8%
Financial                    16.3%
Health Care                  11.9%
International Cable           2.4%
Technology                   10.9%
Transportation                2.7%
Utilities                     4.0%
Cash and Other
Assets/Liabilities            4.0%

 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

MICRO-CAP GROWTH PORTFOLIO
PERFORMANCE UPDATE
WILLIAM JEFFREY, III
KENNETH F. MCCAIN
RICHARD S. COONS
WALL STREET ASSOCIATES

  [PHOTO]

  [PHOTO]

  [PHOTO]
            The Micro-Cap
            Growth Portfolio
            seeks long-term
            capital
            appreciation. It
            pursues this
            objective by
            investing
            primarily in
            equity securities
            of smaller
            companies which
            the sub-adviser
believes are in an early
stage or transitional point
in their development and have
demonstrated or have the
potential for above average
revenue growth. It will
invest primarily in common
stocks and stock equivalents
of micro-cap companies. While
Advantus Capital Management,
Inc. acts as investment
advisor for the Portfolio,
Wall Street Associates
provides investment advice to
the Micro-Cap Growth
Portfolio under a subadvisory
agreement.
PERFORMANCE
The Micro-Cap Growth Portfolio returned -13.20 percent* for the period from October 1 (date of inception) to December 31, 1997. This compares to the Russell 2000 Growth Index** return of -8.19 percent for the same period. The differential in return is almost fully described by the average-weighted market cap of the Portfolio. At approximately $160 million, it is much smaller than the average-weighted market cap of the Russell 2000 Growth Index,** which is $830 million.
PERFORMANCE ANALYSIS
The market for growth investors in 1997 reflected three distinct investment climates. The liquidity driven market that began in the summer of 1996 and continued through the end of April 1997 marked the first climate. The climate was exacerbated by concerns of an overheated economy and Chairman Greenspan's comments about investors' "irrational exuberance." The second climate was driven by a surprise budget agreement and its provisions for a capital gains tax cut. This, coupled with evidence that inflation was of little concern, drove oversold growth stocks from the end of April through early October. The final investment climate was driven by the precipitous drop in the Thai currency, which sent shock waves throughout Asia. The year was characterized by significant liquidity premiums for large stocks and swift, deep declines as one moved down the capitalization spectrum.
    The Portfolio was funded in September, 1997. This virtually coincided with the precipitous drop in the markets resulting from the Asian crisis and was exacerbated by the flight to quality (or the move to the larger capitalization issues).
OUTLOOK
Going forward, we are increasingly optimistic about the outlook for smaller capitalization growth stocks. The following factors are all positives for the
Portfolio:
    - The expected slowdown in S&P earnings makes growth stocks much more compelling.
    - Valuations are attractive on both an absolute and relative basis.
    - Interest rates are at 20-year lows and inflation is benign.
    - Investor sentiment is negative (bullish). Not one IPO was priced above the filing range for December 1997.
    - The persistent demand for imbalance for equities continues.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Andover Bancorp, Inc........................................   2,900   $   116,725     2.7%
Storage Trust Realty........................................   4,000       105,250     2.5%
Insight Enterprises, Inc....................................   2,700        99,225     2.3%
Golf Trust of America, Inc..................................   3,400        98,600     2.3%
Natural Microsystems Corporation............................   2,100        97,650     2.3%
Algos Pharmaceuticals.......................................   3,100        93,000     2.2%
Pathogenesis Corporation....................................   2,500        92,813     2.2%
Metzler Group, Inc..........................................   2,200        88,275     2.0%
Software AG Systems, Inc....................................   6,000        87,000     2.0%
Guilford Pharmaceuticals, Inc...............................   4,200        84,525     2.0%
                                                                       -----------   -----
                                                                       $   963,063    22.5%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                 2.9%
Communication Services        5.4%
Consumer Cyclical            18.7%
Consumer Staples              7.4%
Energy                        5.3%
Financial                     9.9%
Health Care                  15.1%
Technology                   28.3%
Transportation                0.2%
Cash and Other
Assets/Liabilities            6.8%

 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains stock from the Russell 2000 with a greater than average growth orientation. The Russell 2000 are the 2,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Index 400 Mid-Cap, International Bond, Macro-Cap Value and Micro-Cap Growth Portfolios of Advantus Series Fund, Inc. as of December 31, 1997 and the related statements of operations for the year then ended (the period from September 29, 1997, commencement of operations, to December 31, 1997 for Small Company Value and Index 400 Mid-Cap Portfolios, the period from September 24, 1997, commencement of operations, to December 31, 1997 for International Bond Portfolio, the period from September 15, 1997, commencement of operations, to December 31, 1997 for Micro-Cap Growth Portfolio and the period from October 15, 1997, commencement of operations, to December 31, 1997 for Macro-Cap Value Portfolio) and the statements of changes in net assets for the two years ended December 31, 1997 (the period from September 29, 1997, commencement of operations, to December 31, 1997 for Small Company Value and Index 400 Mid-Cap Portfolios, the period from September 24, 1997, commencement of operations, to December 31, 1997 for International Bond Portfolio, the period from September 15, 1997, commencement of operations, to December 31, 1997 for Micro-Cap Growth Portfolio and the period from October 15, 1997, commencement of operations, to December 31, 1997 for Macro-Cap Value Portfolio) and the financial highlights for the periods presented in note 9. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Index 400 Mid-Cap, International Bond, Macro-Cap Value and Micro-Cap Growth Portfolios of Advantus Series Fund, Inc. as of December 31, 1997 and the results of their operations, changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 6, 1998

GROWTH PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
 SHARES                                                                                VALUE(a)
--------                                                                           ----------------
COMMON STOCK (93.6%)
  BASIC MATERIALS (.5%)
    Chemicals (.5%)
  37,900  Praxair, Inc...........................................................    $    1,705,500
                                                                                   ----------------
  CAPITAL GOODS (11.8%)
    Electrical Equipment (4.5%)
 200,900  General Electric Company...............................................        14,741,037
                                                                                   ----------------
    Manufacturing (3.4%)
 249,142  Tyco International Ltd.................................................        11,226,961
                                                                                   ----------------
    Office Equipment (1.1%)
  93,700  Wallace Computer Services, Inc.........................................         3,642,587
                                                                                   ----------------
    Waste Management (2.8%)
 237,800  USA Waste Services, Inc. (b)...........................................         9,333,650
                                                                                   ----------------
  COMMUNICATION SERVICES (2.3%)
    Telecommunication (1.8%)
 143,100  ADC Telecommunications, Inc. (b).......................................         5,974,425
                                                                                   ----------------
    Telephone (.5%)
  52,000  Cincinnati Bell Incorporated...........................................         1,612,000
                                                                                   ----------------
  CONSUMER CYCLICAL (17.3%)
    Auto (2.5%)
  58,000  Danaher Corporation....................................................         3,661,250
  73,500  Magna International, Inc. (c)..........................................         4,616,719
                                                                                   ----------------
                                                                                          8,277,969
                                                                                   ----------------
    Houseware (.6%)
  50,000  Leggett & Platt Incorporated...........................................         2,093,750
                                                                                   ----------------
    Leisure (1.0%)
 105,700  GTECH Holdings Corporation (b).........................................         3,375,794
                                                                                   ----------------
    Lodging--Hotel (2.4%)
 141,300  Carnival Corporation...................................................         7,824,487
                                                                                   ----------------
    Retail (4.1%)
 214,000  Family Dollar Stores...................................................         6,272,875
  73,950  Home Depot, Inc........................................................         4,353,806
  76,600  Wal-Mart Stores........................................................         3,020,912
                                                                                   ----------------
                                                                                         13,647,593
                                                                                   ----------------
    Service (6.7%)
 223,200  Cendant Corporation (b)................................................         7,672,500
 101,200  Omnicom Group..........................................................         4,288,350
 275,200  Service Corporation International......................................        10,165,200
                                                                                   ----------------
                                                                                         22,126,050
                                                                                   ----------------
  CONSUMER STAPLES (14.8%)
    Beverage (.9%)
  46,100  Coca-Cola Company......................................................         3,071,412
                                                                                   ----------------
    Food (1.3%)
 133,100  Conagra, Inc...........................................................         4,367,344
                                                                                   ----------------
    Food & Health (.7%)
  51,300  Sysco Corporation......................................................         2,337,356
                                                                                   ----------------

                                                                                        MARKET
 SHARES                                                                                VALUE(a)
--------                                                                           ----------------
  CONSUMER STAPLES--CONTINUED
    Household Product (3.1%)
 163,000  Newell Company.........................................................    $    6,927,500
  42,200  Procter & Gamble Company...............................................         3,368,087
                                                                                   ----------------
                                                                                         10,295,587
                                                                                   ----------------
    Personal Care (1.0%)
  32,300  Gillette Company.......................................................         3,244,131
                                                                                   ----------------
    Retail (3.5%)
  55,800  CVS Corporation........................................................         3,574,687
 127,400  Safeway, Inc. (b)......................................................         8,058,050
                                                                                   ----------------
                                                                                         11,632,737
                                                                                   ----------------
    Service (1.6%)
  82,800  Automatic Data Processing, Inc.........................................         5,081,850
                                                                                   ----------------
    Tobacco (2.7%)
 193,300  Philip Morris Companies, Inc...........................................         8,758,906
                                                                                   ----------------
  ENERGY (1.2%)
    Oil and Gas (1.2%)
  63,400  Anadarko Petroleum Corporation.........................................         3,847,587
                                                                                   ----------------
  FINANCIAL (15.4%)
    Banks (3.3%)
  88,700  Banc One Corporation...................................................         4,817,519
 158,900  Norwest Corporation....................................................         6,137,512
                                                                                   ----------------
                                                                                         10,955,031
                                                                                   ----------------
    Commercial Finance (1.2%)
  81,200  Finova Finance Trust...................................................         4,034,625
                                                                                   ----------------
    Consumer Finance (1.6%)
  75,700  Associates First Capital Corporation...................................         5,384,163
                                                                                   ----------------
    Finance--Diversified (3.0%)
  80,300  Federal Home Loan Mortgage Corporation.................................         3,367,581
 101,700  Southtrust Corporation.................................................         6,451,594
                                                                                   ----------------
                                                                                          9,819,175
                                                                                   ----------------
    Insurance (5.4%)
  43,300  American International Group...........................................         4,708,875
  80,600  Hartford Life..........................................................         3,652,188
  89,300  Nationwide Financial Services..........................................         3,225,963
 147,950  Sunamerica Incorporated................................................         6,324,863
                                                                                   ----------------
                                                                                         17,911,889
                                                                                   ----------------
    Savings and Loans (.9%)
  45,700  Washington Mutual Incorporated.........................................         2,916,231
                                                                                   ----------------
  HEALTH CARE (16.4%)
    Drugs (5.1%)
  68,600  Eli Lilly & Company....................................................         4,776,275
  33,200  Merck & Co., Inc.......................................................         3,527,500
  64,500  Pfizer, Inc............................................................         4,809,281
  70,800  Smithkline Beecham (c).................................................         3,641,775
                                                                                   ----------------
                                                                                         16,754,831
                                                                                   ----------------

              See accompanying notes to investments in securities.

GROWTH PORTFOLIO

                                                                                        MARKET
 SHARES                                                                                VALUE(a)
--------                                                                           ----------------
  HEALTH CARE--CONTINUED
    Health Care--Diversified (7.1%)
  72,000  Abbott Laboratories....................................................    $    4,720,500
  98,900  Bristol-Myers Squibb Company...........................................         9,358,413
  99,600  Johnson & Johnson......................................................         6,561,150
  21,400  Warner-Lambert Company.................................................         2,653,600
                                                                                   ----------------
                                                                                         23,293,663
                                                                                   ----------------
    Managed Care (1.0%)
  68,500  United Health Care.....................................................         3,403,594
                                                                                   ----------------
    Medical Products/Supplies (3.2%)
  98,300  Medtronic, Inc.........................................................         5,142,319
 118,200  Sybron International Corporation (b)...................................         5,548,013
                                                                                   ----------------
                                                                                         10,690,332
                                                                                   ----------------
  TECHNOLOGY (13.0%)
  71,600  Cisco Systems, Inc. (b)................................................         3,991,700
  60,400  Compaq Computer Corporation............................................         3,408,825
                                                                                        MARKET
 SHARES                                                                                VALUE(a)
--------                                                                           ----------------
  TECHNOLOGY--CONTINUED
  92,500  Computer Associates International......................................    $    4,890,938
 172,200  Equifax Incorporated...................................................         6,102,338
  77,000  First Data Corporation.................................................         2,252,250
 173,700  Galileo International, Inc.............................................         4,798,463
  70,300  Intel..................................................................         4,938,575
  23,100  Microsoft Corporation (b)..............................................         2,985,675
 112,000  Parametric Technology
            Corporation (b)......................................................         5,306,000
  87,900  Paychex Incorporated...................................................         4,449,938
                                                                                   ----------------
                                                                                         43,124,702
                                                                                   ----------------
  TRANSPORTATION (.9%)
    Air Freight (.9%)
  80,000  CNF Transportation.....................................................         3,070,000
                                                                                   ----------------
Total common stock (cost: $274,076,031)..........................................       309,576,949
                                                                                   ----------------

 PRINCIPAL
-----------
SHORT-TERM SECURITIES (5.0%)
$   695,000   AT & T Corporation CP............................   5.998%   01/14/98         693,512
  2,115,000   Bell Atlantic CP.................................   5.977%   01/12/98       2,111,078
    705,000   US Treasury Bill.................................   5.085%   01/15/98         703,864
  1,150,000   US Treasury Bill.................................   5.379%   03/19/98       1,137,448
              Temporary Investment Fund--Temp Fund Portfolio, current rate
 12,044,447     5.500%.............................................................      12,044,447
                                                                                      -------------
              Total short-term securities (cost: $16,689,887)......................      16,690,349
                                                                                      -------------
              Total investments in securities (cost: $290,765,918) (d).............   $ 326,267,298
                                                                                      -------------
                                                                                      -------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held 2.5% of net assets in foreign securities at December 31, 1997.
(d) At December 31, 1997 the cost of securities for federal income tax purposes was $291,208,515. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $40,201,982
Gross unrealized depreciation..........   (5,143,199)
                                         -----------
Net unrealized appreciation............  $35,058,783
                                         -----------
                                         -----------

BOND PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                          MARKET
PRINCIPAL                                                                                VALUE(a)
----------                                                                           ----------------
LONG-TERM DEBT SECURITIES (90.1%)
  GOVERNMENT OBLIGATIONS (33.4%)
    Federal Home Loan Mortgage Association (3.7%)
$1,825,548   FHLMC............................................   6.500%    02/01/16    $    1,831,114
   391,684   FHLMC............................................   6.500%    12/01/23           390,246
 1,485,000   FHLMC............................................   7.000%    12/01/27         1,497,994
 1,500,000   FHLMC............................................   7.030%    04/05/04         1,512,954
                                                                                     ----------------
                                                                                            5,232,308
                                                                                     ----------------
    Federal National Mortgage Association (2.4%)
   838,660   FNMA.............................................   6.500%    02/01/26           829,226
 1,088,328   FNMA.............................................   7.000%    09/01/17         1,106,643
   434,915   FNMA.............................................   7.000%    02/01/26           438,942
 1,000,000   FNMA.............................................   8.590%    02/03/05         1,002,035
                                                                                     ----------------
                                                                                            3,376,846
                                                                                     ----------------
    Government National Mortgage Association (3.1%)
   655,354   GNMA.............................................   6.500%    11/15/23           650,392
   873,279   GNMA.............................................   6.500%    05/15/24           866,135
   807,265   GNMA.............................................   7.000%    11/15/23           816,217
   453,406   GNMA.............................................   7.000%    10/15/25           457,228
   313,538   GNMA.............................................   7.500%    02/15/23           322,254
   553,378   GNMA.............................................   8.000%    09/15/24           574,350
   269,445   GNMA.............................................   8.500%    10/15/22           287,023
   274,538   GNMA.............................................   8.500%    12/15/22           292,449
                                                                                     ----------------
                                                                                            4,266,048
                                                                                     ----------------
    Other U.S. Government Agencies (4.1%)
 5,650,000   Federal Home Loan Bank...........................   7.105%    05/06/02         5,739,598
                                                                                     ----------------
    U.S. Treasury (20.1%)
 2,000,000   US Treasury Bond.................................   6.000%    02/15/26         1,997,500
 3,050,000   US Treasury Note.................................   6.125%    11/15/27         3,133,875
 3,000,000   US Treasury Bond.................................   6.625%    02/15/27         3,255,936
 5,000,000   US Treasury Interest Strip (c)...................   5.999%    02/15/01         4,193,345
10,000,000   US Treasury Note.................................   6.375%    09/30/01        10,209,370
 5,000,000   US Treasury Note.................................   7.750%    02/15/01         5,290,625
                                                                                     ----------------
                                                                                           28,080,651
                                                                                     ----------------
  CORPORATE OBLIGATIONS (56.7%)
    BASIC MATERIALS (2.0%)
      Chemicals (2.0%)
 2,593,105   Ciba Geigy Corporation 144A Issue (e)............   7.240%    01/02/16         2,757,975
                                                                                     ----------------
    COMMUNICATION SERVICES (3.4%)
      Telephone (3.4%)
 4,700,000   Bellsouth Telecommunications.....................   6.500%    06/15/05         4,788,148
                                                                                     ----------------
    CONSUMER CYCLICAL (1.5%)
      Retail (1.5%)
 2,000,000   Fingerhut Company................................   7.375%    09/15/99         2,026,872
                                                                                     ----------------
    CONSUMER STAPLES (6.5%)
      Entertainment (3.5%)
 5,000,000   Time Warner Incorporated 144A Issue (e)..........   6.100%    12/30/01         4,910,170
                                                                                     ----------------
      Household Product (3.0%)
 3,850,000   Premark International, Inc.......................  10.500%    09/15/00         4,249,087
                                                                                     ----------------

              See accompanying notes to investments in securities.

BOND PORTFOLIO

                                                                                          MARKET
PRINCIPAL                                                                                VALUE(a)
----------                                                                           ----------------
  CORPORATE OBLIGATIONS--CONTINUED
    ENERGY (1.5%)
      Oil & Gas (1.5%)
$2,000,000   Bariod Corporation...............................   8.000%    04/15/03    $    2,157,832
                                                                                     ----------------
    FINANCIAL (38.3%)
      Asset-Backed Securities (2.0%)
   879,212   Green Tree Financial Corporation.................   6.900%    02/15/04           887,626
   589,832   Green Tree Financial Corporation.................   7.250%    07/15/05           603,623
 1,350,000   National Collegiate..............................   7.240%    03/20/13         1,356,328
                                                                                     ----------------
                                                                                            2,847,577
                                                                                     ----------------
      Auto Finance (2.9%)
 4,000,000   Ford Motor Credit Company........................   6.375%    04/03/00         4,022,760
                                                                                     ----------------
      Banks (10.0%)
 5,500,000   PNC Bank Corporation.............................   6.728%    01/25/07         5,677,342
 3,400,000   St. George Bank Capital Note 144A Issue (b)(e)...   8.485%    12/31/49         3,649,798
 4,400,000   Wells Fargo Capital..............................   7.960%    12/15/26         4,683,184
                                                                                     ----------------
                                                                                           14,010,324
                                                                                     ----------------
      Collateralized Mortgage Obligations/Mortgage Revenue
        Bonds (4.1%)
   950,000   California Housing Finance Agency................   8.160%    02/01/28           997,203
 1,200,000   CFSB Finance Company 144A Issue (e)..............   7.180%    11/15/05         1,227,750
 2,556,549   Prudential Home Mortgage Securities (d)..........   6.050%    04/25/24         2,463,874
   975,090   Wyoming Community Development....................   6.850%    06/01/10           975,090
                                                                                     ----------------
                                                                                            5,663,917
                                                                                     ----------------
      Commercial Finance (3.2%)
 4,414,000   General Electric Capital Corporation.............   6.660%    05/01/18         4,472,856
                                                                                     ----------------
      Finance--Diversified (2.3%)
 3,500,000   Guangdong Enterprises 144A Issue (b)(e)..........   8.875%    05/22/07         3,217,581
                                                                                     ----------------
      Investment Bankers/Brokers (7.8%)
 5,500,000   Lehman Brothers, Inc.............................   7.360%    12/15/03         5,768,312
 5,000,000   Morgan Stanley Dean Witter.......................   6.875%    03/01/07         5,110,900
                                                                                     ----------------
                                                                                           10,879,212
                                                                                     ----------------
      Real Estate Investment Trust (6.0%)
 4,000,000   Bradley Real Estate..............................   7.000%    11/15/04         4,018,440
 1,000,000   Security Capital Pacific Trust...................   7.500%    02/15/14         1,040,520
 3,750,000   Wharf International Finance (b)..................   7.625%    03/13/07         3,326,512
                                                                                     ----------------
                                                                                            8,385,472
                                                                                     ----------------
    UTILITIES (3.5%)
      Electric Companies (3.5%)
 4,000,000   Enersis S.A. (b).................................   6.900%    12/01/06         3,949,840
 1,000,000   Wisconsin Electric Power Company.................   5.125%    09/15/98           995,236
                                                                                     ----------------
                                                                                            4,945,076
                                                                                     ----------------
             Total long-term debt securities (cost: $124,340,130)..................       126,030,310
                                                                                     ----------------

  SHARES
----------
PREFERRED STOCK (7.5%)
  FINANCIAL (7.5%)
    Real Estate Investment Trust (7.5%)
    70,000   Duke Realty Investment, Inc. 7.99%...............     3,635,625
    35,000   Nationwide Health Properties, Inc. 7.68%.........     3,508,750
    60,000   Security Capital Industrial C-8.54%..............     3,309,000
                                                                ------------
             Total preferred stock (cost: $9,955,725).........    10,453,375
                                                                ------------

              See accompanying notes to investments in securities.

BOND PORTFOLIO

                                                                     MARKET
PRINCIPAL                                                           VALUE(a)
----------                                                      ----------------
SHORT-TERM SECURITIES (1.4%)
$1,985,083   Temporary Investment Fund--Temp Fund Portfolio,
               current rate 5.500%............................    $    1,985,083
                                                                ----------------
             Total short-term securities (cost: $1,985,083)...         1,985,083
                                                                ----------------
             Total investments in securities (cost:
               $136,280,939) (f)..............................    $  138,468,768
                                                                ----------------
                                                                ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The portfolio held 10.1% of net assets in foreign securities at December 31, 1997.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d) At December 31, 1997 the total cost of investments issued on a when-issued or forward commitment basis is $920,073.
(e) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements). Information concerning the illiquid securities held at December 31, 1997, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE           COST
---------------------------------------  -----------   ------------
Ciba Geigy Corporation 144A Issue......   12/24/96     $  2,953,105
Guangdong Enterprises 144A Issue.......    various        3,612,630
St. George Bank 144A Issue.............    6/12/97        3,400,000
Time Warner Incorporated 144A Issue....    various        4,738,100
CFSB Finance Company 144A Issue........    5/15/96        1,167,750
                                                       ------------
                                                       $ 15,871,585
                                                       ------------
                                                       ------------

(f) At December 31, 1997 the cost of securities for federal income tax purposes was $136,288,917. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $3,059,993
Gross unrealized depreciation..........    (880,142)
                                         ----------
Net unrealized appreciation............  $2,179,851
                                         ----------
                                         ----------

MONEY MARKET PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                           MARKET
PRINCIPAL                                                                                 VALUE(a)
----------                                                                            ----------------
COMMERCIAL PAPER (92.1%)
  BASIC MATERIALS (4.9%)
    Agriculture Product (4.9%)
$2,640,000   Cargill Incorporated.............................        5.78% 02/02/98     $   2,626,685
                                                                                      ----------------
  COMMUNICATION SERVICES (9.3%)
    Telephone (9.3%)
 2,700,000   AT&T Corporation.................................        5.80% 03/03/98         2,674,090
 2,340,000   Bellsouth Telecommunications.....................        5.83% 02/10/98         2,325,133
                                                                                      ----------------
                                                                                             4,999,223
                                                                                      ----------------
  CONSUMER CYCLICAL (21.1%)
    Building Materials (2.8%)
 1,500,000   DuPont...........................................        5.80% 02/13/98         1,489,814
                                                                                      ----------------
    Hardware and Tools (4.7%)
 2,500,000   The Stanley Works................................        5.73% 01/22/98         2,491,785
                                                                                      ----------------
    Photography/Imagery (4.8%)
 2,600,000   Xerox Corporation................................        5.75% 01/21/98         2,591,829
                                                                                      ----------------
    Publishing (8.8%)
 2,150,000   Gannett Company (d)..............................        5.75% 01/20/98         2,143,579
 2,600,000   Tribune Company (c)..............................        5.88% 02/09/98         2,583,773
                                                                                      ----------------
                                                                                             4,727,352
                                                                                      ----------------
  CONSUMER STAPLES (11.4%)
    Beverage (4.9%)
 1,785,000   Anheuser-Busch Company, Inc......................        5.69% 01/23/98         1,778,904
   820,000   Coca-Cola Company................................        5.61% 01/12/98           818,617
                                                                                      ----------------
                                                                                             2,597,521
                                                                                      ----------------
    Entertainment (4.5%)
 2,425,000   Walt Disney......................................        5.80% 03/06/98         2,400,604
                                                                                      ----------------
    Food (2.0%)
 1,070,000   Campbell Soup (d)................................        5.64% 01/07/98         1,069,009
                                                                                      ----------------
  FINANCIAL (14.2%)
    Commercial Finance (9.2%)
 2,270,000   Ciesco LP (c)....................................        5.82% 01/28/98         2,260,272
 2,700,000   GE Capital Corporation...........................        5.86% 02/25/98         2,676,349
                                                                                      ----------------
                                                                                             4,936,621
                                                                                      ----------------
    Consumer Finance (5.0%)
 2,700,000   American General Finance.........................        5.89% 02/18/98         2,686,811
                                                                                      ----------------
  HEALTH CARE (2.2%)
    Health Care--Diversified (2.2%)
 1,175,000   American Home Products (c).......................        5.70% 01/14/98         1,172,618
                                                                                      ----------------
  UTILITIES (29.0%)
    Electric Companies (24.6%)
 2,700,000   Alabama Power....................................        5.94% 01/06/98         2,697,805
 1,785,000   Baltimore Gas & Electric.........................        6.08% 01/13/98         1,781,440
 2,735,000   Emerson Electric Company.........................        5.87% 02/12/98         2,716,644
 1,760,000   Florida Power....................................        5.88% 02/10/98         1,748,730
   755,000   Midamerican Energy...............................        5.91% 01/26/98           751,958
   525,000   Midamerican Energy...............................        5.92% 01/30/98           522,545
   470,000   Midamerican Energy...............................        5.90% 02/25/98           465,861

              See accompanying notes to investments in securities.

MONEY MARKET PORTFOLIO

                                                                                           MARKET
PRINCIPAL                                                                                 VALUE(a)
----------                                                                            ----------------
  UTILITIES--CONTINUED
$2,500,000   Wisconsin Electric Power Company.................   5.78-5.85% 09/15/98     $   2,488,330
                                                                                      ----------------
                                                                                            13,173,313
                                                                                      ----------------
    Natural Gas (4.4%)
 2,390,000   Laclede Gas Company..............................        5.84% 01/23/98         2,381,620
                                                                                      ----------------
             Total commercial paper (cost: $49,344,805).............................        49,344,805
                                                                                      ----------------

U.S. GOVERNMENT SECURITIES (5.6%)
    U.S. Treasury (5.6%)
  3,000,000   U.S. Treasury Bill.................................     5.22% 02/19/98         2,979,113
                                                                                      ----------------
              Total U.S. Government Securities (cost: $2,979,113)...................         2,979,113
                                                                                      ----------------
OTHER SHORT-TERM SECURITIES (3.6%)
              Temporary Investment Fund, Inc.--Temp Fund Portfolio, current rate
  1,935,507     5.50%...............................................................         1,935,507
                                                                                      ----------------
              Total short-term securities (cost: $1,935,507)........................         1,935,507
                                                                                      ----------------
              Total investments in securities (cost: $54,259,425) (b)...............     $  54,259,425
                                                                                      ----------------
                                                                                      ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at December 31, 1997.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1997, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE          COST
---------------------------------------  -----------   -----------
Gannett Company........................   11/18/97     $ 2,128,855
Campbell Soup..........................    9/9/97        1,050,526
                                                       -----------
                                                       $ 3,179,381
                                                       -----------
                                                       -----------

ASSET ALLOCATION PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                         MARKET
 SHARES                                                                                 VALUE(a)
--------                                                                              -------------
COMMON STOCK (58.5%)
  BASIC MATERIALS (.6%)
    Chemicals (.6%)
  66,493  Praxair, Inc..............................................................  $   2,992,185
                                                                                      -------------
  CAPITAL GOODS (7.4%)
    Electrical Equipment (2.7%)
 186,552  General Electric Company..................................................     13,688,253
                                                                                      -------------
    Manufacturing (2.1%)
 241,598  Tyco International Ltd....................................................     10,887,010
                                                                                      -------------
    Office Equipment (.8%)
  98,700  Wallace Computer Services, Inc............................................      3,836,962
                                                                                      -------------
    Waste Management (1.8%)
 231,076  USA Waste Services, Inc. (b)..............................................      9,069,723
                                                                                      -------------
  COMMUNICATION SERVICES (1.4%)
    Telecommunication (1.1%)
 131,500  ADC Telecommunications, Inc. (b)..........................................      5,490,125
                                                                                      -------------
    Telephone (.3%)
  49,300  Cincinnati Bell Incorporated..............................................      1,528,300
                                                                                      -------------
  CONSUMER CYCLICAL (12.2%)
    Auto (1.6%)
  47,800  Danaher Corporation.......................................................      3,017,375
  79,300  Magna International, Inc. (c).............................................      4,981,031
                                                                                      -------------
                                                                                          7,998,406
                                                                                      -------------
    Houseware (.8%)
 101,300  Leggett & Platt Incorporated..............................................      4,241,937
                                                                                      -------------
    Leisure (.7%)
 105,311  GTECH Holdings Corporation (b)............................................      3,363,370
                                                                                      -------------
    Lodging--Hotel (1.5%)
 140,400  Carnival Corporation......................................................      7,774,650
                                                                                      -------------
    Retail (2.4%)
 194,100  Family Dollar Stores......................................................      5,689,556
  59,260  Home Depot, Inc...........................................................      3,488,932
  76,700  Wal-Mart Stores...........................................................      3,024,856
                                                                                      -------------
                                                                                         12,203,344
                                                                                      -------------
    Service (5.2%)
 196,108  Cedant Corporation (b)....................................................      6,741,212
 230,008  Omnicom Group.............................................................      9,746,589
 264,800  Service Corporation International.........................................      9,781,050
                                                                                      -------------
                                                                                         26,268,851
                                                                                      -------------
  CONSUMER STAPLES (9.2%)
    Beverage (.6%)
  44,200  Coca-Cola Company.........................................................      2,944,825
                                                                                      -------------
    Food (.8%)
 126,300  Conagra, Inc..............................................................      4,144,219
                                                                                      -------------
    Household Product (2.1%)
 179,100  Newell Company............................................................      7,611,750
  38,010  Procter & Gamble Company..................................................      3,033,673
                                                                                      -------------
                                                                                         10,645,423
                                                                                      -------------

                                                                                         MARKET
 SHARES                                                                                 VALUE(a)
--------                                                                              -------------
  CONSUMER STAPLES--CONTINUED
    Personal Care (0.6%)
  29,700  Gillette Company..........................................................  $   2,982,994
                                                                                      -------------
    Retail (2.2%)
  46,400  CVS Corporation...........................................................      2,972,500
 131,992  Safeway, Inc. (b).........................................................      8,348,494
                                                                                      -------------
                                                                                         11,320,994
                                                                                      -------------
    Service (1.1%)
  76,600  Automatic Data Processing, Inc............................................      4,701,325
  18,887  Manpower..................................................................        665,767
                                                                                      -------------
                                                                                          5,367,092
                                                                                      -------------
    Tobacco (1.8%)
 201,200  Philip Morris Companies, Inc..............................................      9,116,875
                                                                                      -------------
  ENERGY (.7%)
    Oil and Gas (.7%)
  58,500  Anadarko Petroleum Corporation............................................      3,550,219
                                                                                      -------------
  FINANCIAL (8.5%)
    Banks (1.8%)
  72,800  Banc One Corporation......................................................      3,953,950
 128,600  Norwest Corporation.......................................................      4,967,175
                                                                                      -------------
                                                                                          8,921,125
                                                                                      -------------
    Commercial Finance (.8%)
  78,900  Finova Finance Trust......................................................      3,920,344
                                                                                      -------------
    Consumer Finance (1.0%)
  73,200  Associates First Capital Corporation......................................      5,206,350
                                                                                      -------------
    Finance--Diversified (.7%)
  82,200  Federal Home Loan Mortgage Corporation....................................      3,447,262
                                                                                      -------------
    Insurance (3.7%)
  61,609  American International Group..............................................      6,699,979
  74,600  Hartford Life.............................................................      3,380,312
  82,600  Nationwide Financial Services.............................................      2,983,925
 140,050  Sunamerica Incorporated...................................................      5,987,137
                                                                                      -------------
                                                                                         19,051,353
                                                                                      -------------
    Savings and Loans (.5%)
  42,100  Washington Mutual Incorporated............................................      2,686,506
                                                                                      -------------
  HEALTH CARE (9.9%)
    Drugs (3.1%)
  65,200  Eli Lilly & Company.......................................................      4,539,550
  31,600  Merck & Co., Inc..........................................................      3,357,500
  61,300  Pfizer, Inc...............................................................      4,570,681
  66,000  Smithkline Beecham (c)....................................................      3,394,875
                                                                                      -------------
                                                                                         15,862,606
                                                                                      -------------
    Health Care--Diversified (4.3%)
  69,400  Abbott Laboratories.......................................................      4,550,038
  92,300  Bristol-Myers Squibb Company..............................................      8,733,888
  93,800  Johnson & Johnson.........................................................      6,179,075
  20,300  Warner-Lambert Company....................................................      2,517,200
                                                                                      -------------
                                                                                         21,980,201
                                                                                      -------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                                         MARKET
 SHARES                                                                                 VALUE(a)
--------                                                                              -------------
  HEALTH CARE--CONTINUED
    Managed Care (.6%)
  59,800  United Health Care........................................................  $   2,971,313
                                                                                      -------------
    Medical Products/Supplies (1.9%)
 102,400  Medtronic, Inc............................................................      5,356,800
  95,600  Sybron International Corporation (b)......................................      4,487,225
                                                                                      -------------
                                                                                          9,844,025
                                                                                      -------------
  TECHNOLOGY (8.0%)
  67,050  Cisco Systems, Inc (b)....................................................      3,738,038
  56,900  Compaq Computer Corporation...............................................      3,211,294
  92,343  Computer Associates International.........................................      4,882,636
 156,700  Equifax Incorporated......................................................      5,553,056
  79,352  First Data Corporation....................................................      2,321,046
 152,100  Galileo International Inc.................................................      4,201,763
  63,900  Intel.....................................................................      4,488,975
  21,100  Microsoft Corporation (b).................................................      2,727,175
          Parametric Technology
 104,500    Corporation (b).........................................................      4,950,688
                                                                                         MARKET
 SHARES                                                                                 VALUE(a)
--------                                                                              -------------
  TECHNOLOGY--CONTINUED
  85,850  Paychex Incorporated......................................................  $   4,346,156
                                                                                      -------------
                                                                                         40,420,827
                                                                                      -------------
  TRANSPORTATION (.6%)
    Air Freight (.6%)
  74,300  CNF Transportation........................................................      2,851,263
                                                                                      -------------
Total common stock (cost $222,431,715)..............................................    296,578,932
                                                                                      -------------
PREFERRED STOCK (2.3%)
  FINANCIAL (2.3%)
    Real Estate Investment Trust (2.3%)
 102,000  Duke Realty Investment, Inc. 7.99%........................................      5,297,625
  39,000  Nationwide Health Properties, Inc. 7.68%..................................      3,909,750
          Security Capital Industrial,
  50,000    C-8.54%.................................................................      2,757,500
                                                                                      -------------
Total preferred stock (cost $11,467,385)............................................     11,964,875
                                                                                      -------------

  PRINCIPAL
--------------
LONG-TERM DEBT SECURITIES (32.6%)
  GOVERNMENT OBLIGATIONS (11.3%)
    Federal Home Loan Mortgage Association (.6%)
$    1,734,270   FHLMC...........................................    6.500% 02/01/16      1,739,558
     1,178,891   FHLMC...........................................    6.500% 12/01/23      1,174,563
                                                                                      -------------
                                                                                          2,914,121
                                                                                      -------------
    Federal National Mortgage Association (1.3%)
       851,331   FNMA............................................    6.500% 09/01/25        841,754
     3,000,913   FNMA............................................    7.000% 02/01/26      3,028,698
     2,600,000   FNMA............................................    8.590% 02/03/05      2,605,291
                                                                                      -------------
                                                                                          6,475,743
                                                                                      -------------
    Government National Mortgage Association (1.8%)
       366,247   GNMA............................................    6.500% 11/15/23        363,475
       276,159   GNMA............................................    6.500% 11/15/23        274,069
       465,424   GNMA............................................    6.500% 11/15/23        461,900
       227,845   GNMA............................................    6.500% 11/15/23        226,120
       313,329   GNMA............................................    6.500% 11/15/23        310,957
        23,050   GNMA............................................    6.500% 02/15/24         22,862
       819,203   GNMA............................................    6.500% 03/15/24        812,501
        20,076   GNMA............................................    6.500% 03/15/24         19,912
     1,467,607   GNMA............................................    7.000% 11/15/24      1,483,030
     1,813,625   GNMA............................................    7.000% 10/15/25      1,828,912
       240,671   GNMA............................................    7.500% 06/20/02        243,895
       123,724   GNMA............................................    7.500% 07/20/02        125,382
       552,553   GNMA............................................    7.500% 05/15/24        567,272
     2,471,176   GNMA............................................    7.500% 10/15/27      2,532,508
                                                                                      -------------
                                                                                          9,272,795
                                                                                      -------------
    State and Local Government Obligations (1.7%)
     4,200,000   California Housing Finance Agency...............    6.650% 08/01/29      4,216,981
     1,700,000   Nebraska Investment Housing Revenue (d).........    6.600% 09/01/24      1,701,164
     2,541,706   Wyoming Community Development...................    6.850% 06/01/10      2,541,706
                                                                                      -------------
                                                                                          8,459,851
                                                                                      -------------
    U.S. Treasury (5.9%)
     4,750,000   US Treasury Bond................................    6.125% 11/15/27      4,880,625
     1,900,000   US Treasury Bond................................    6.625% 02/15/27      2,062,093
     3,250,000   US Treasury Bond................................   12.000% 08/15/13      4,793,750
     9,850,000   US Treasury Interest Strip (e)..................    5.979% 02/15/01      8,260,890

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                                         MARKET
  PRINCIPAL                                                                             VALUE(a)
--------------                                                                        -------------
  GOVERNMENT OBLIGATIONS--CONTINUED
$    9,800,000   US Treasury Note................................    6.375% 09/30/01  $  10,005,183
                                                                                      -------------
                                                                                         30,002,541
                                                                                      -------------
  CORPORATE OBLIGATIONS (21.4%)
    BASIC MATERIALS (.9%)
      Chemicals (.9%)
     4,148,968   Ciba Geigy Corporation 144A Issue (f)...........    7.240% 01/02/16      4,412,759
                                                                                      -------------
    CAPITAL GOODS (1.2%)
      Waste Management (1.2%)
     6,000,000   WMX Technologies, Inc...........................    6.250% 10/15/00      5,965,218
                                                                                      -------------
    COMMUNICATION SERVICES (.5%)
      Telephone (.5%)
     2,750,000   Bellsouth Telecommunications....................    6.500% 06/15/05      2,801,576
                                                                                      -------------
    CONSUMER CYCLICAL (1.5%)
      Retail (.4%)
     2,000,000   Fingerhut Company...............................    7.375% 09/15/99      2,026,872
                                                                                      -------------
      Service (.6%)
     2,900,000   PHH Corporation.................................    6.500% 02/01/00      2,925,633
                                                                                      -------------
      Textiles (.5%)
     2,750,000   Reliance Industries Ltd. 144A Issue (c)(f)......   10.250% 01/15/97      2,756,297
                                                                                      -------------
    CONSUMER STAPLES (3.7%)
      Broadcasting (1.4%)
     6,000,000   TCI Communications..............................    8.750% 08/01/15      6,967,260
                                                                                      -------------
      Entertainment (1.2%)
     6,200,000   Time Warner Incorporated 144A Issue (f).........    6.100% 12/30/01      6,088,611
                                                                                      -------------
      Household Product (1.1%)
     4,900,000   Premark International, Inc......................   10.500% 09/15/00      5,407,929
                                                                                      -------------
    ENERGY (0.4%)
      Oil and Gas (.4%)
     2,000,000   Baroid Corporation..............................    8.000% 04/15/03      2,157,832
                                                                                      -------------
    FINANCIAL (12.4%)
      Asset-Backed Securities (.4%)
     1,153,576   Paine Webber Mortgage Acceptance Corporation....    6.927% 02/25/24      1,151,413
     1,000,000   Prudential Home Mortgage 144A Issue (f).........    7.900% 04/28/22      1,006,610
                                                                                      -------------
                                                                                          2,158,023
                                                                                      -------------
      Auto Finance (.9%)
     4,500,000   Ford Motor Credit Company.......................    6.375% 04/03/00      4,525,605
                                                                                      -------------
      Banks (3.9%)
     3,000,000   Norwest Corporation.............................    7.680% 05/10/02      3,027,234
     7,178,000   PNC Bank Corporation............................    6.728% 01/25/07      7,409,447
                 St. George Bank Capital Note 144A Issue
     4,000,000     (c)(f)........................................    8.485% 12/31/49      4,293,880
     4,750,000   Wells Fargo Capital.............................    7.960% 12/15/26      5,055,710
                                                                                      -------------
                                                                                         19,786,271
                                                                                      -------------
      Commercial Finance (1.0%)
     5,000,000   General Electric Capital Corporation............    6.660% 05/01/18      5,066,670
                                                                                      -------------
      Consumer Finance (.7%)
     3,700,000   Associates Corporation of North America.........    6.625% 05/15/01      3,745,173
                                                                                      -------------
      Finance--Diversified (.8%)
     4,300,000   Guangdong Enterprises 144A Issue (c)(f).........    8.875% 05/22/07      3,953,029
                                                                                      -------------
      Investment Bankers/Brokers (2.5%)
     5,900,000   Lehman Brothers, Inc............................    7.360% 12/15/03      6,187,826
     6,196,000   Morgan Stanley Dean Witter......................    6.875% 03/01/07      6,333,427
                                                                                      -------------
                                                                                         12,521,253
                                                                                      -------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                                         MARKET
  PRINCIPAL                                                                             VALUE(a)
--------------                                                                        -------------
  CORPORATE OBLIGATIONS--CONTINUED
      Real Estate Investment Trust (2.2%)
$    5,750,000   Bradley Real Estate.............................    7.000% 11/15/04  $   5,776,508
     1,500,000   Security Capital Pacific Trust..................    7.500% 02/15/14      1,560,780
     4,250,000   Wharf International Finance (c).................    7.625% 03/13/07      3,770,048
                                                                                      -------------
                                                                                         11,107,336
                                                                                      -------------
    UTILITIES (.7%)
      Electric Companies (.7%)
     3,750,000   Enersis S.A. (c)................................    6.900% 12/01/06      3,702,975
                                                                                      -------------
                 Total long-term debt securities (cost: $162,810,058)...............    165,201,373
                                                                                      -------------
SHORT-TERM SECURITIES (6.9%)
                 Temporary Investment Fund--Temp Fund Portfolio, current rate
    19,100,954     5.500%...........................................................     19,100,954
     2,915,000   AT & T Corporation CP...........................    5.998% 01/14/98      2,908,760
     1,260,000   Baltimore Gas & Electric CP.....................    5.958% 01/12/98      1,257,664
     3,735,000   Bell Atlantic CP................................    6.018% 01/13/98      3,727,536
     2,430,000   General Mills, Inc. CP..........................    5.852% 01/09/98      2,426,567
     2,510,000   US Treasury Bill................................    5.227% 02/12/98      2,495,505
     3,000,000   Walt Disney CP..................................    5.702% 01/02/98      2,999,024
                                                                                      -------------
                 Total short-term securities (cost: $34,916,551)....................     34,916,010
                                                                                      -------------
                 Total investments in securities (cost: $431,625,709) (g)...........  $ 508,661,190
                                                                                      -------------
                                                                                      -------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held 5.3% of net assets in foreign securities as of December 31, 1997.
(d) At December 31, 1997 the total cost of investments issued on a when-issued or forward commitment basis is $1,697,705.
(e) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(f) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements). Information concerning the illiquid securities held at December 31, 1997, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE           COST
---------------------------------------  -----------   ------------
Ciba Geigy Corp. 144A Issue............   12/24/96     $  4,148,968
Guangdong Enterprises 144A Issue.......    various        4,438,374
Reliance Industries 144A Issue.........    various        2,964,720
Prudential Home Mortgage 144A Issue....    7/19/96          950,313
Time Warner Incorporated 144A Issue....    various        5,908,347
St. George Bank 144A Issue.............    6/12/97        4,000,000
                                                       ------------
                                                       $ 22,410,722
                                                       ------------
                                                       ------------

(g) At December 31, 1997 the cost of securities for federal income tax purposes was $433,043,134. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $80,849,009
Gross unrealized depreciation..........   (5,230,953)
                                         -----------
Net unrealized appreciation............  $75,618,056
                                         -----------
                                         -----------

MORTGAGE SECURITIES PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                         -------------
LONG-TERM DEBT SECURITIES (94.5%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (28.1%)
    Federal Home Loan Mortgage Association (3.2%)
$1,770,257   FHLMC............................................    6.500% 12/01/23  $   1,763,758
   772,329   FHLMC............................................    7.000% 12/01/22        785,358
   672,219   FHLMC (g)........................................    5.000% 11/15/13        660,476
                                                                                   -------------
                                                                                       3,209,592
                                                                                   -------------
    Federal National Mortgage Association (6.5%)
   803,663   FNMA.............................................    6.000% 07/01/07        797,538
   352,616   FNMA.............................................    6.500% 02/01/17        351,935
 1,215,661   FNMA.............................................    6.500% 03/01/17      1,212,244
 1,335,641   FNMA.............................................    7.000% 09/01/17      1,358,118
     7,490   FNMA.............................................    8.000% 05/01/22          7,825
 1,500,000   FNMA.............................................    5.000% 05/25/22      1,401,786
 1,500,000   FNMA (f).........................................    6.000% 09/25/08        480,422
   825,547   FNMA (g).........................................    6.900% 06/25/19        832,333
                                                                                   -------------
                                                                                       6,442,201
                                                                                   -------------
    Government National Mortgage Association (11.7%)
   507,454   GNMA.............................................    7.000% 04/15/16        510,062
   563,780   GNMA.............................................    7.000% 08/15/16        570,923
   327,806   GNMA.............................................    7.000% 09/15/16        331,959
   280,848   GNMA.............................................    7.000% 03/15/17        284,420
   296,420   GNMA.............................................    7.000% 05/15/17        300,190
   258,875   GNMA.............................................    7.000% 05/15/17        262,167
   325,334   GNMA.............................................    7.000% 07/15/17        329,472
   850,000   GNMA (c).........................................    7.000% 11/30/27        855,977
   700,000   GNMA (c).........................................    7.500% 11/30/27        717,063
 1,000,000   GNMA (c).........................................    7.500% 11/30/27      1,007,500
   401,207   GNMA.............................................    8.000% 12/15/15        419,686
   318,535   GNMA.............................................    8.000% 02/15/16        333,168
   309,709   GNMA.............................................    8.000% 02/15/16        323,937
   273,413   GNMA.............................................    8.000% 02/15/16        285,973
   435,590   GNMA.............................................    8.000% 03/15/16        455,601
 1,018,269   GNMA.............................................    8.000% 10/20/17      1,060,465
    40,860   GNMA.............................................    8.500% 10/20/16         43,314
   218,245   GNMA.............................................    8.500% 10/20/16        231,353
   158,934   GNMA.............................................    8.500% 12/20/16        168,480
   189,714   GNMA.............................................    8.500% 03/20/17        201,103
   327,196   GNMA.............................................    8.500% 05/20/17        346,838
   812,119   GNMA.............................................    8.500% 07/20/17        860,869
   289,763   GNMA.............................................    8.500% 08/20/17        307,157
     3,096   GNMA.............................................    8.500% 03/15/22          3,298
   105,513   GNMA.............................................    9.000% 05/20/16        113,607
   492,081   GNMA.............................................    9.000% 06/20/16        529,828
   174,612   GNMA.............................................    9.000% 06/20/16        188,006
   314,929   GNMA.............................................    9.000% 08/20/16        339,087
   178,015   GNMA.............................................    9.000% 08/20/16        191,671
                                                                                   -------------
                                                                                      11,573,174
                                                                                   -------------
    Other U.S. Government Agencies (6.7%)
             Vendee Mortgage Trust Participation Certificates
   655,412     (b)............................................    7.208% 02/15/25        676,372
             Vendee Mortgage Trust Participation Certificates
 1,836,917     (b)............................................    7.793% 02/15/25      1,926,467
             Vendee Mortgage Trust Participation Certificates
 2,193,844     (b)............................................    8.293% 12/15/26      2,358,920
             Vendee Mortgage Trust Participation Certificates
 1,570,053     (b)............................................    8.445% 05/15/24      1,678,484
                                                                                   -------------
                                                                                       6,640,243
                                                                                   -------------

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                         -------------
  OTHER MORTGAGE-BACKED SECURITIES (64.9%)
    Asset-Backed Securities (8.5%)
$1,340,802   Green Tree Financial Corporation.................    6.900% 02/15/04  $   1,353,633
   442,374   Green Tree Financial Corporation.................    7.250% 07/15/05        452,717
 1,350,000   Green Tree Financial Corporation.................    7.280% 02/15/29      1,360,344
 1,525,000   National Collegiate..............................    7.240% 03/20/13      1,532,148
   750,000   National Collegiate..............................    8.250% 09/20/13        754,219
             Structured Mortgage Asset Residential Trust
   930,258     (e)............................................    8.240% 03/15/01        936,805
 2,000,000   Team Fleet Financing 144A Issue (d)..............    7.800% 03/15/03      2,080,000
                                                                                   -------------
                                                                                       8,469,866
                                                                                   -------------
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds
      (21.4%)
 1,175,968   American Housing Trust...........................    8.125% 06/25/18      1,209,013
 3,085,129   Bank Mart Funding Corporation (e)................    8.250% 02/20/19      3,126,586
 2,000,000   California Housing Finance Agency................    6.650% 08/01/29      2,008,086
 3,000,000   California Housing Finance Agency................    7.760% 08/01/25      3,087,188
 1,300,000   California Housing Finance Agency................    8.160% 02/01/28      1,364,594
 1,049,822   International Capital Markets 144A Issue (e).....    8.250% 09/01/15      1,075,084
 1,000,000   Kidder Peabody Mortgage Asset Trust..............    7.450% 10/01/18      1,015,173
 1,000,000   Lehman Brothers Grantor Trust....................    7.000% 12/01/21      1,005,625
   500,000   Missouri Housing Development.....................    6.670% 03/01/29        501,345
 1,000,000   Pennsylvania Housing Finance.....................    7.410% 10/01/17      1,016,250
   300,000   Residential Funding Mortgage.....................    7.085% 10/25/23        301,500
   612,331   Santa Barbara Funding II.........................    5.000% 03/20/18        580,226
 3,389,000   Westam Mortgage Obligation.......................    5.350% 06/25/20      3,261,167
 1,657,653   Wyoming Community Development....................    6.850% 06/01/10      1,657,653
                                                                                   -------------
                                                                                      21,209,490
                                                                                   -------------
    Commercial Mortgage-Backed Securities (7.5%)
             Asset Securitization Corporation 144A Issue
 5,515,540     (e)(f).........................................    7.571% 08/13/29        984,179
   555,000   City of Eden Prairie Finance Agency..............    7.300% 03/01/19        562,441
 1,872,495   Huntoon Page (e).................................    7.000% 12/01/19      1,874,250
 1,814,950   Pleasant Hill Revenue Bond.......................    7.950% 09/20/15      1,954,396
 2,031,325   Rosewood Care Center.............................    7.250% 11/01/13      2,031,325
                                                                                   -------------
                                                                                       7,406,591
                                                                                   -------------
    Whole Loan Mortgage-Backed Securities (27.5%)
 1,631,368   Banco Hipotecario Nacional 144A Issue (e)(h).....    7.916% 07/25/09      1,552,858
   117,207   Bank of America..................................    8.375% 05/01/07        117,207
 1,330,661   Bear Stearns Mortgage, Inc.......................    8.000% 11/25/29      1,389,293
 2,850,000   CSFB Finance Company 144A Issue (d)..............    7.180% 11/15/05      2,915,906
             Chase Mortgage Finance Corporation 144A Issue
 1,488,970     (d)............................................    6.957% 08/28/24      1,468,962
 1,040,012   CSFB Mortgage Securities 144A Issue (d)..........    7.771% 05/30/23      1,053,662
   182,658   First Bank Systems...............................    3.178% 03/25/08        157,542
 1,783,671   Lehman Structure Securities 144A Issue (d).......    6.619% 03/28/04      1,729,046
 1,736,062   Morgan Stanley Capital 144A Issue (d)............    6.975% 03/01/26      1,726,297
 2,086,568   Morgan Stanley Capital 144A Issue (d)............    6.975% 06/29/26      2,010,930
   620,656   Norwest Mortgage, Inc............................    7.500% 12/25/26        630,668
 1,031,443   Prudential Home Mortgage (c).....................    6.050% 04/25/24        994,053
 1,470,660   Prudential Home Mortgage.........................    8.000% 06/25/22      1,637,948
   400,000   Prudential Home Mortgage.........................    8.000% 10/25/22        417,260
 7,500,000   Prudential Home Mortgage 144A Issue (d)..........    7.900% 04/28/22      7,539,555
     8,891   Travelers Mortgage Services, Inc.................   10.000% 06/25/01          8,858
 1,978,717   Tryon Mortgage Funding...........................    7.750% 12/20/09      2,019,156
                                                                                   -------------
                                                                                      27,369,201
                                                                                   -------------
  CORPORATE DEBT SECURITIES (1.5%)
   425,000   PNC Bank Corporation.............................    6.446% 04/25/01        431,838
 1,000,000   Security Capital Pacific Trust...................    7.500% 02/15/14      1,040,520
                                                                                   -------------
                                                                                       1,472,358
                                                                                   -------------
             Total long-term debt securities (cost: $91,549,464).................     93,792,716
                                                                                   -------------

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO

                                                                                      MARKET
  SHARES                                                                             VALUE(a)
----------                                                                         -------------
PREFERRED STOCK (2.0%)
  FINANCIAL (2.0%)
    Real Estate Investment Trust (2.0%)
    39,000   Duke Realty Investment, Inc. 7.99%..................................  $   2,025,563
                                                                                   -------------
             Total preferred stock (cost: $1,958,360)............................      2,025,563
                                                                                   -------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (5.4%)
$  515,000   Ford Motor Credit Company CP......................   6.212% 01/05/98        514,587
             Temporary Investment Fund--Temp Fund Portfolio, current rate
 4,859,880     5.500%............................................................      4,859,880
                                                                                   -------------
             Total short-term securities (cost: $5,374,530)......................      5,374,467
                                                                                   -------------
             Total investments in securities (cost: $98,882,354) (i).............  $ 101,192,746
                                                                                   -------------
                                                                                   -------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at December 31, 1997.
(c) At December 31, 1997 the total cost of investments issued on a when-issued or forward commitment basis is $3,587,131.
(d) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.
(e) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements). Information concerning the illiquid securities held at December 31, 1997 includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE          COST
---------------------------------------  -----------   -----------
Asset Securitization Corporation 144A
  Issue................................   10/23/96     $   993,736
Banco Hipotecario Nacional 144A
  Issue................................    4/30/97       1,631,368
International Capital Markets 144A
  Issue................................    1/9/95          993,395
Huntoon Page...........................   10/28/97       1,879,517
Structured Mortgage Asset Residential
  Trust................................    3/03/97         930,258
Bank Mart Funding......................    various       3,083,059
                                                       -----------
                                                       $ 9,511,333
                                                       -----------
                                                       -----------

(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) Represents a debt security that pays no interest and principal during it's accural period, but accrues additional principal at specific rates. The interest rate disclosed represents current yield based upon estimated future cash flows.
(h) At December 31, 1997 the Portfolio held 1.6% of net assets in foreign securities.
(i) At December 31, 1997 the cost of securities for federal income tax purposes was $98,890,089. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $2,502,333
Gross unrealized depreciation..........    (199,676)
                                         ----------
Net unrealized appreciation............  $2,302,657
                                         ----------
                                         ----------

INDEX 500 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
COMMON STOCK (99.6%)
  BASIC MATERIALS (4.9%)
    Agriculture Product (.3%)
     9,000  Cognizant Corporation..................................................    $      401,062
     6,300  Pioneer Hi-Bred International..........................................           675,675
                                                                                     ----------------
                                                                                            1,076,737
                                                                                     ----------------
    Aluminum (.2%)
     7,275  Alcan Aluminium Limited (c)............................................           200,972
     5,400  Aluminum Company of America............................................           380,025
     5,000  Reynolds Metals Company................................................           300,000
                                                                                     ----------------
                                                                                              880,997
                                                                                     ----------------
    Chemicals (2.9%)
     4,100  Air Products and Chemicals, Inc........................................           337,225
     6,500  BF Goodrich Company....................................................           269,344
    10,400  Dow Chemical Company...................................................         1,055,600
    55,000  Dupont.................................................................         3,303,437
     3,825  Eastman Chemical Company...............................................           227,827
     5,400  Ecolab, Inc............................................................           299,362
    10,487  Engelhard Corporation..................................................           182,212
       700  FMC Corporation (b)....................................................            47,119
     3,900  Great Lakes Chemical Corporation.......................................           175,012
    11,200  Hercules Incorporated..................................................           560,700
    14,500  International Flavors & Fragrances.....................................           746,750
    26,700  Monsanto Company.......................................................         1,121,400
    11,300  Morton International Inc. (b)..........................................           388,437
     5,800  Nalco Chemical Company.................................................           229,462
     7,900  PPG Industries, Inc....................................................           451,287
    16,100  Praxair, Inc...........................................................           724,500
     3,400  Rohm and Haas Company..................................................           325,550
     6,000  Sigma-Aldrich..........................................................           238,500
     3,900  Union Carbide Corporation..............................................           167,456
                                                                                     ----------------
                                                                                           10,851,180
                                                                                     ----------------
    Iron and Steel (.2%)
    17,262  Allegheny Teledyne Incorported.........................................           446,654
     5,000  Nucor Corporation......................................................           241,562
     5,640  USX--U.S. Steel Group, Inc.............................................           176,250
     3,300  Worthington Industries.................................................            54,450
                                                                                     ----------------
                                                                                              918,916
                                                                                     ----------------
    Mining (.4%)
    10,700  Barrick Gold Corporation (c)...........................................           199,287
    10,100  Freeport-McMoran Copper................................................           159,075
    17,700  Homestake Mining Company...............................................           157,087
    22,200  Inco Limited (c).......................................................           377,400
    16,022  Newmont Mining Corporation.............................................           470,646
     4,300  Phelps Dodge Corporation...............................................           267,675
     5,100  Placer Dome, Inc. (c)..................................................            64,706
                                                                                     ----------------
                                                                                            1,695,876
                                                                                     ----------------
    Paper and Forest (.9%)
     5,800  Bemis Company, Inc.....................................................           255,562
       566  Boise Cascade Corporation..............................................            17,121
     4,300  Champion International Corporation.....................................           194,844
    11,000  Fort James Corporation.................................................           420,750

                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
  BASIC MATERIALS--CONTINUED
     7,200  Georgia-Pacific Corporation............................................    $      437,400
    13,400  International Paper Company............................................           577,875
     5,600  Louisianna-Pacific Corporation.........................................           106,400
       600  Potlatch Corporation...................................................            25,800
     5,400  Temple-Inland, Inc.....................................................           282,487
     5,150  Union Camp Corporation.................................................           276,491
     6,000  Westvaco Corporation...................................................           188,625
     7,300  Weyerhaeuser Company...................................................           358,156
     4,800  Willamette Industries, Inc.............................................           154,500
                                                                                     ----------------
                                                                                            3,296,011
                                                                                     ----------------
  CAPITAL GOODS (8.9%)
    Aerospace/Defense (1.5%)
    47,130  Boeing Company.........................................................         2,306,424
     6,700  General Dynamics Corporation...........................................           579,131
     8,619  Lockheed Martin Corporation............................................           848,971
     6,500  Northrop Grumman Corporation...........................................           747,500
    17,001  Raytheon Company (b)...................................................           858,545
     6,800  Rockwell International Corporation.....................................           355,300
                                                                                     ----------------
                                                                                            5,695,871
                                                                                     ----------------
    Containers--Metal/Glass (.2%)
    12,600  Crown Cork & Seal Company, Inc.........................................           631,575
                                                                                     ----------------
    Electrical Equipment (4.1%)
     6,600  AMP Incorporated.......................................................           277,200
    36,900  CBS Corporation (b)....................................................         1,086,244
    20,900  Emerson Electric Company...............................................         1,179,544
   164,800  General Electric Company...............................................        12,092,200
     9,000  Honeywell, Inc.........................................................           616,500
     4,800  Raychem Corporation....................................................           206,700
     7,300  Thermo Electron Corporation (b)........................................           324,850
                                                                                     ----------------
                                                                                           15,783,238
                                                                                     ----------------
    Engineering/Construction (.1%)
     2,600  Fluor Corporation......................................................            97,175
       700  Foster Wheeler Corporation.............................................            18,944
     7,200  Harnischfeger Industries, Inc..........................................           254,250
                                                                                     ----------------
                                                                                              370,369
                                                                                     ----------------
    Machinery (.7%)
     3,600  Case Corporation.......................................................           217,575
    15,200  Caterpillar, Inc.......................................................           738,150
     5,400  Cooper Industries......................................................           264,600
    10,300  Deere & Company........................................................           600,619
    11,200  Dover Corporation......................................................           404,600
     6,900  Ingersoll-Rand Company.................................................           279,450
                                                                                     ----------------
                                                                                            2,504,994
                                                                                     ----------------
    Manufacturing (1.9%)
    25,600  Allied-Signal, Inc.....................................................           996,800
     5,600  Avery Dennison Corporation.............................................           250,600
     6,900  Corning, Inc...........................................................           256,162
       900  Crane Company..........................................................            39,037
     3,100  Eaton Corporation......................................................           276,675
    11,100  Illinois Tool Works, Inc...............................................           667,387
     5,400  Johnson Controls.......................................................           257,850

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
  CAPITAL GOODS--CONTINUED
    18,500  Minnesota Mining and Manufacturing.....................................    $    1,518,156
    10,899  Pall Corporation.......................................................           225,473
     6,300  Parker Hannifin Corporation............................................           289,012
    13,700  Tenneco, Inc...........................................................           541,150
     4,800  Textron, Inc...........................................................           300,000
    22,000  Tyco International Ltd.................................................           991,375
     8,400  United Technologies Corporation........................................           611,625
                                                                                     ----------------
                                                                                            7,221,302
                                                                                     ----------------
    Office Equipment (.2%)
       700  Ikon Office Solutions..................................................            19,687
     9,500  Moore Corporation Limited (c)..........................................           143,687
     4,800  Pitney Bowes, Inc......................................................           431,700
                                                                                     ----------------
                                                                                              595,074
                                                                                     ----------------
    Trucks and Parts ( -- )
     2,950  Navistar International Corporation (b).................................            73,197
     1,380  Paccar, Inc............................................................            72,450
                                                                                     ----------------
                                                                                              145,647
                                                                                     ----------------
    Waste Management (.2%)
     6,500  Browning-Ferris Industries.............................................           240,500
    14,800  WMX Technologies, Inc..................................................           407,000
                                                                                     ----------------
                                                                                              647,500
                                                                                     ----------------
  COMMUNICATION SERVICES (7.1%)
    Cellular (.4%)
    22,400  Airtouch Communications (b)............................................           931,000
    13,900  Comcast Corporation (b)................................................           438,719
                                                                                     ----------------
                                                                                            1,369,719
                                                                                     ----------------
    Telecommunication (1.9%)
    79,035  AT&T Corporation.......................................................         4,840,894
    30,600  MCI Communications.....................................................         1,310,062
    39,700  Worldcom, Inc. (b).....................................................         1,200,925
                                                                                     ----------------
                                                                                            7,351,881
                                                                                     ----------------
    Telephone (4.8%)
    17,500  Alltel Corporation.....................................................           718,594
    27,400  Ameritech..............................................................         2,205,700
    41,809  Bell Atlantic Corporation..............................................         3,804,619
    48,200  Bellsouth Corporation..................................................         2,714,262
    36,000  Frontier Corporation...................................................           866,250
    53,300  GTE Corporation........................................................         2,784,925
    48,756  SBC Communications, Inc................................................         3,571,377
    45,500  US West Communications Group (b).......................................         1,702,187
                                                                                     ----------------
                                                                                           18,367,914
                                                                                     ----------------
  CONSUMER CYCLICAL (10.2%)
    Auto (2.1%)
    30,600  Chrysler Corporation Holding Company...................................         1,076,737
     8,600  Dana Corporation.......................................................           408,500
     9,600  Echlin, Inc............................................................           347,400
    58,300  Ford Motor Company.....................................................         2,838,481
    33,400  General Motors Corporation.............................................         2,024,875
     6,300  Goodyear Tire & Rubber Company.........................................           400,837
    13,200  ITT Industries.........................................................           414,150
     5,250  Snap-On Incorporated...................................................           229,031
                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
  CONSUMER CYCLICAL--CONTINUED
     6,400  TRW, Inc...............................................................    $      341,600
                                                                                     ----------------
                                                                                            8,081,611
                                                                                     ----------------
    Building Materials (.3%)
     3,900  Armstrong World Industries, Inc........................................           291,525
     8,400  Fleetwood Enterprises, Inc.............................................           356,475
     6,900  Masco Corporation......................................................           351,037
       400  Owens Corning..........................................................            13,650
     8,600  TJX Companies, Incorporated............................................           295,625
                                                                                     ----------------
                                                                                            1,308,312
                                                                                     ----------------
    Distribution Durables (.1%)
     5,550  Genuine Parts Company..................................................           188,353
                                                                                     ----------------
    Hardware and Tools (.1%)
     1,100  Black & Decker Corporation.............................................            42,969
     8,400  The Stanley Works......................................................           396,375
                                                                                     ----------------
                                                                                              439,344
                                                                                     ----------------
    Houseware (.1%)
     7,800  Whirlpool Corporation..................................................           429,000
                                                                                     ----------------
    Leisure (.2%)
     7,500  Brunswick Corporation..................................................           227,344
    10,200  Hasbro, Inc............................................................           321,300
     8,641  Mattel, Inc............................................................           321,877
                                                                                     ----------------
                                                                                              870,521
                                                                                     ----------------
    Lodging--Hotel (.5%)
    15,500  Hilton Hotels Corporation..............................................           461,125
    10,700  ITT Corporation (b)....................................................           886,762
     5,100  Marriott International, Inc............................................           353,175
                                                                                     ----------------
                                                                                            1,701,062
                                                                                     ----------------
    Photography/Imagery (.6%)
    14,600  Eastman Kodak Company..................................................           887,862
     4,000  Polaroid Corporation...................................................           194,750
    14,600  Xerox Corporation......................................................         1,077,662
                                                                                     ----------------
                                                                                            2,160,274
                                                                                     ----------------
    Publishing (1.1%)
    14,800  R.R. Donnelly & Sons Company...........................................           551,300
     6,600  Dow Jones & Company, Inc...............................................           354,337
     4,360  Dun & Bradstreet Corporation...........................................           134,887
    12,800  Gannett Company........................................................           791,200
     6,000  Knight-Ridder, Inc.....................................................           312,000
    11,000  McGraw-Hill Companies, Inc.............................................           814,000
     7,200  Meredith Corporation...................................................           256,950
     2,900  New York Times Company.................................................           191,762
     3,600  Times Mirror Company...................................................           221,400
    11,300  Tribune Company........................................................           703,425
                                                                                     ----------------
                                                                                            4,331,261
                                                                                     ----------------
    Retail (3.9%)
    16,200  Autozone, Inc. (b).....................................................           469,800
     7,400  Circuit City Stores, Inc...............................................           263,162
     7,800  Costco Companies, Inc. (b).............................................           348,075
    10,700  Datyon Hudson Corporation..............................................           722,250
    11,500  Dillards, Inc..........................................................           405,375
    17,800  Federated Department Stores (b)........................................           766,512
    18,000  Gap Incorported........................................................           637,875
     9,800  Harcourt General, Inc..................................................           536,550
    33,486  Home Depot, Inc........................................................         1,971,488

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
  CONSUMER CYCLICAL--CONTINUED
     9,400  JC Penny Company.......................................................    $      566,937
    49,400  K Mart Corporation (b).................................................           571,187
     8,900  Lowe's Companies, Inc..................................................           424,419
     7,100  May Department Stores Company..........................................           374,081
     1,000  Mercantile Stores Company, Inc.........................................            60,875
    10,600  Nike, Inc..............................................................           416,050
     3,100  Nordstrom, Inc.........................................................           187,162
    17,400  Sears, Roebuck & Company...............................................           787,350
     6,200  Sherwin-Williams Company...............................................           172,050
     7,600  Tandy Corporation......................................................           293,075
    11,800  The Limited, Inc.......................................................           300,900
     8,350  Toys R Us (b)..........................................................           262,503
   110,100  Wal-Mart Stores........................................................         4,342,069
                                                                                     ----------------
                                                                                           14,879,745
                                                                                     ----------------
    Service (.9%)
    38,183  Cedant Corporation (b).................................................         1,312,539
     5,900  H & R Block, Inc.......................................................           264,394
     6,400  Harrah's Entertainment (b).............................................           120,800
     8,700  Interpublic Group Company..............................................           433,369
    20,200  Service Corporation International......................................           746,137
    19,900  Tele-Communications, Inc. (b)..........................................           555,956
                                                                                     ----------------
                                                                                            3,433,195
                                                                                     ----------------
    Textiles (.3%)
     5,300  Fruit of the Loom (b)..................................................           135,812
     7,700  Liz Clairborne, Inc....................................................           321,956
    15,700  V. F. Corporation......................................................           721,219
                                                                                     ----------------
                                                                                            1,178,987
                                                                                     ----------------
  CONSUMER STAPLES (14.6%)
    Beverage (3.4%)
    24,400  Anheuser-Busch Companies, Inc..........................................         1,073,600
     1,500  Brown-Forman, Inc. (b).................................................            82,875
   120,600  Coca-Cola Company......................................................         8,034,975
     4,600  Coors Company..........................................................           152,950
    69,300  Pepsico, Inc...........................................................         2,525,119
    18,200  The Seagram Company Ltd. (c)...........................................           588,087
    15,600  Whitman Corporation....................................................           406,575
                                                                                     ----------------
                                                                                           12,864,181
                                                                                     ----------------
    Entertainment (1.4%)
       600  King World Productions, Inc. (b).......................................            34,650
    24,900  Time Warner, Inc.......................................................         1,543,800
    11,230  Viacom (b).............................................................           465,343
    33,082  Walt Disney Company....................................................         3,277,186
                                                                                     ----------------
                                                                                            5,320,979
                                                                                     ----------------
    Food (2.7%)
    17,508  Archer Daniels Midland Company.........................................           379,705
     6,500  Best Foods.............................................................           700,375
    21,100  Campbell Soup Company..................................................         1,226,437
    21,850  Conagra, Inc...........................................................           716,953
     4,800  General Mills, Inc.....................................................           343,800
    15,700  Heinz HJ Company.......................................................           797,756
     5,800  Hershey Foods Corporation..............................................           359,237
    25,900  Kellogg Company........................................................         1,285,287
     6,300  Quaker Oats Company....................................................           332,325
     7,800  Ralston-Ralston Purina Group...........................................           724,912
    22,600  Sara Lee Corporation...................................................         1,272,662
    28,400  Unilever N.V. (c)......................................................         1,773,225
                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
  CONSUMER STAPLES--CONTINUED
     3,600  Wm. Wrigley Jr. Company................................................    $      286,425
                                                                                     ----------------
                                                                                           10,199,099
                                                                                     ----------------
    Food and Health (.5%)
     6,300  Cardinal Health Incorporated...........................................           473,287
    13,100  Super Valu, Inc........................................................           548,562
    18,900  Sysco Corporation......................................................           861,131
                                                                                     ----------------
                                                                                            1,882,980
                                                                                     ----------------
    Household Product (2.1%)
    13,100  Colgate Palmolive Company..............................................           962,850
    27,300  Kimberly-Clark Corporation.............................................         1,346,231
    10,000  Newell Company.........................................................           425,000
    65,668  Procter & Gamble Company...............................................         5,241,127
                                                                                     ----------------
                                                                                            7,975,208
                                                                                     ----------------
    Personal Care (.9%)
    12,400  Alberto-Culver Company.................................................           397,575
     4,500  Avon Products..........................................................           276,188
    27,600  Gillette Company.......................................................         2,772,075
                                                                                     ----------------
                                                                                            3,445,838
                                                                                     ----------------
    Restaurants (.5%)
    18,400  Darden Restaurants, Inc................................................           230,000
    30,700  McDonalds Corporation..................................................         1,465,925
     6,930  Tricon Global Restaurants (b)..........................................           201,403
     6,200  Wendy's International, Inc.............................................           149,188
                                                                                     ----------------
                                                                                            2,046,516
                                                                                     ----------------
    Retail (1.0%)
     7,200  Albertson's Incorporated...............................................           341,100
    17,000  American Stores Company................................................           349,563
     9,700  CVS Corporation........................................................           621,406
     4,500  Giant Food, Inc........................................................           151,594
    14,600  Kroger Company (b).....................................................           539,288
     2,400  Longs Drug Stores Corporation..........................................            77,100
     7,400  Rite Aid Corporation...................................................           434,288
    24,000  Walgreen Company.......................................................           753,000
    14,800  Winn-Dixie Stores, Inc.................................................           646,575
                                                                                     ----------------
                                                                                            3,913,914
                                                                                     ----------------
    Service (.4%)
    14,200  Automatic Data Processing, Inc.........................................           871,525
     4,600  Ceridian Corporation (b)...............................................           210,738
     3,300  Deluxe Corporation.....................................................           113,850
     7,900  Safety-Kleen Corporation...............................................           216,756
                                                                                     ----------------
                                                                                            1,412,869
                                                                                     ----------------
    Tobacco (1.7%)
    17,500  Fortune Brands, Inc....................................................           648,594
   120,000  Philip Morris Companies, Inc...........................................         5,437,500
     9,900  UST, Inc...............................................................           365,681
                                                                                     ----------------
                                                                                            6,451,775
                                                                                     ----------------
  ENERGY (8.3%)
    Oil (6.7%)
     9,800  Amerada Hess Corporation...............................................           537,775
    22,300  Amoco Corporation......................................................         1,898,288
    14,300  Atlantic Richfield Company.............................................         1,145,788
    34,900  Chevron Corporation....................................................         2,687,300
   122,100  Exxon Corporation......................................................         7,470,994
    41,700  Mobil Corporation......................................................         3,010,219

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
  ENERGY--CONTINUED
    12,100  Occidental Petroleum Corporation.......................................    $      354,681
     4,000  Pennzoil Company.......................................................           267,250
    10,100  Phillips Petroleum Company.............................................           491,113
   104,300  Royal Dutch Petroleum (c)..............................................         5,651,756
    24,800  Texaco, Inc............................................................         1,348,500
     7,500  Unocal Corporation.....................................................           291,094
    10,600  USX--Marathon Group....................................................           357,750
                                                                                     ----------------
                                                                                           25,512,508
                                                                                     ----------------
    Oil and Gas (1.6%)
     6,600  Anadarko Petroleum Corporation.........................................           400,538
     7,100  Ashland, Inc...........................................................           381,181
     8,600  Baker Hughes Incorporated..............................................           375,175
    12,280  Burlington Resources, Inc..............................................           550,298
    15,700  Dresser Industries, Inc................................................           658,419
     9,200  Halliburton Company....................................................           477,825
     9,200  Oryx Energy Company (b)................................................           234,600
    22,400  Schlumberger Limited...................................................         1,803,200
    29,200  Union Pacific Resources Group..........................................           708,100
     8,800  Western Atlas Corporation (b)..........................................           651,200
                                                                                     ----------------
                                                                                            6,240,536
                                                                                     ----------------
  FINANCIAL (17.0%)
    Banks (8.4%)
    25,877  Banc One Corporation...................................................         1,405,445
     5,200  Bank of Boston Corporation.............................................           488,475
    20,600  Bank of New York, Inc..................................................         1,190,938
    31,608  Bankamerica Corporation................................................         2,307,384
     3,400  Bankers Trust New York Corporation.....................................           382,288
     9,200  Barnett Banks of Florida, Inc..........................................           661,250
     9,700  BB&T Corporation.......................................................           621,406
    21,734  Chase Manhattan Corporation............................................         2,379,873
    24,300  Citicorp...............................................................         3,072,431
     4,500  Comerica...............................................................           406,125
    13,900  Corestates Financial Corporation.......................................         1,112,869
     5,100  Fifth Third Bancorp....................................................           416,925
    17,637  First Chicago NBD Corporation..........................................         1,472,690
    31,290  First Union Corporaiton................................................         1,603,613
     9,680  Fleet Financial Group, Inc.............................................           725,395
    13,900  Huntington Bancshares..................................................           500,400
     7,300  JP Morgan & Company, Inc...............................................           823,988
    14,700  Keycorp................................................................         1,040,944
    17,100  Mellon Bank Corporation................................................         1,036,688
    12,600  National City Corporation..............................................           828,450
    33,012  Nationsbank Corporation................................................         2,007,542
    33,200  Norwest Corporation....................................................         1,282,350
    11,800  PNC Bank Corporation...................................................           673,338
     6,100  Republic New York Corporation..........................................           696,544
     8,600  State Street Corporation...............................................           500,413
    14,400  Suntrust Banks, Inc....................................................         1,027,800
    10,228  US Bancorp.............................................................         1,144,897
    10,200  Wachovia Corporation...................................................           827,475
     4,266  Wells Fargo & Company..................................................         1,448,040
                                                                                     ----------------
                                                                                           32,085,976
                                                                                     ----------------
    Consumer Finance (.5%)
    16,200  Green Tree Financial Corporation.......................................           424,238
     4,800  Household International, Inc...........................................           612,300
                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
  FINANCIAL--CONTINUED
    24,388  MBNA Corporation.......................................................    $      666,084
                                                                                     ----------------
                                                                                            1,702,622
                                                                                     ----------------
    Finance--Diversified (1.9%)
    22,800  American Express Company...............................................         2,034,900
    33,800  Federal Home Loan Mortgage Corporation.................................         1,417,488
    49,300  Federal National Mortgage Association..................................         2,813,181
     8,200  MGIC Investment Corporation............................................           545,300
    13,500  Charles Schwab Corporation.............................................           566,156
                                                                                     ----------------
                                                                                            7,377,025
                                                                                     ----------------
    Insurance (4.9%)
     6,755  Aetna Incorporated.....................................................           476,650
    21,157  Allstate Corporation...................................................         1,922,642
     9,056  American General Corporation...........................................           489,590
    34,120  American International Group...........................................         3,710,550
     5,700  Aon Corporation........................................................           334,163
     5,300  Chubb Corporation......................................................           400,813
     2,800  Cigna Corporation......................................................           484,575
     3,800  Cincinnati Financial Corporation.......................................           534,850
     8,200  Conseco, Inc...........................................................           372,588
     3,600  General RE Corporation.................................................           763,200
     6,500  ITT Hartford Group.....................................................           608,156
     3,200  Jefferson-Pilot Corporation............................................           249,200
     7,000  Lincoln National Corporation...........................................           546,875
     3,800  Loews Corporation......................................................           403,275
     7,400  Marsh & McLennen.......................................................           551,763
     4,000  MBIA, Inc..............................................................           267,250
     4,400  Progressive Corporation................................................           527,450
     5,300  Providian Financial....................................................           239,494
     4,900  Safeco Corporation.....................................................           238,875
     3,400  St. Paul Companies, Inc................................................           279,013
    12,800  Sunamerica Incorporated................................................           547,200
    16,500  Torchmark Corporation..................................................           694,031
     3,700  Transamerica Corporation...............................................           394,050
    54,714  Travelers Group Incorporated...........................................         2,947,717
    11,000  Unum Corporation.......................................................           598,125
     7,300  USF&G Corporation......................................................           161,056
                                                                                     ----------------
                                                                                           18,743,151
                                                                                     ----------------
    Investment Bankers/Brokers (.7%)
    14,700  Merrill Lynch & Co., Inc...............................................         1,072,181
    26,030  Morgan Stanley Dean Witter.............................................         1,539,024
                                                                                     ----------------
                                                                                            2,611,205
                                                                                     ----------------
    Public Finance (.1%)
    12,400  Countrywide Credit Industries..........................................           531,650
                                                                                     ----------------
    Savings and Loans (.5%)
     9,400  H.F. Ahmanson & Company................................................           629,213
     4,700  Golden West Financial Corporation......................................           459,719
    11,290  Washington Mutual Incorporated.........................................           720,443
                                                                                     ----------------
                                                                                            1,809,375
                                                                                     ----------------
  HEALTH CARE (11.0%)
    Biotechnology (.2%)
    11,800  Amgen, Inc. (b)........................................................           638,675
                                                                                     ----------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
  HEALTH CARE--CONTINUED
    Drugs (5.2%)
    32,000  American Home Products Corporation.....................................    $    2,448,000
    54,200  Eli Lilly & Company....................................................         3,773,675
    58,700  Merck & Co., Inc.......................................................         6,236,875
    62,900  Pfizer, Inc............................................................         4,689,981
    18,755  Pharmacia & Upjohn.....................................................           686,902
    32,600  Schering Plough Corporation............................................         2,025,275
                                                                                     ----------------
                                                                                           19,860,708
                                                                                     ----------------
    Health Care--Diversified (3.6%)
    37,300  Abbott Laboratories....................................................         2,445,481
     6,100  Allergan, Inc..........................................................           204,731
    48,500  Bristol-Myers Squibb Company...........................................         4,589,313
    13,600  HealthSouth Rehabilitation Company (b).................................           377,400
    64,700  Johnson & Johnson......................................................         4,262,113
    12,000  Mallinckrodt, Inc......................................................           456,000
    12,300  Warner-Lambert Company.................................................         1,525,200
                                                                                     ----------------
                                                                                           13,860,238
                                                                                     ----------------
    Hospital Management (.3%)
    29,706  Columbia/HCA Healthcare Corporation....................................           880,040
     9,800  Tenet Healthcare Corporation (b).......................................           324,625
                                                                                     ----------------
                                                                                            1,204,665
                                                                                     ----------------
    Managed Care (.5%)
     3,900  Beverly Enterprises (b)................................................            50,700
    37,400  Humana (b).............................................................           776,050
     4,500  Manor Care, Inc........................................................           157,500
    15,600  United Health Care.....................................................           775,125
                                                                                     ----------------
                                                                                            1,759,375
                                                                                     ----------------
    Medical Products/Supplies (1.1%)
     8,700  Bausch & Lomb Incorporated.............................................           344,738
    12,600  Baxter International, Inc..............................................           635,513
     7,400  Becton, Dickinson & Company............................................           370,000
     1,400  Biomet, Inc............................................................            35,875
     6,600  Boston Scientific Corporation (b)......................................           302,775
     3,700  C.R. Bard..............................................................           115,856
     3,000  Fresenius Medical Care (b)(c)..........................................               188
     9,800  Guidant Corporation....................................................           610,050
    19,200  Medtronic, Inc.........................................................         1,004,400
    17,600  St. Jude Medical, Inc. (b).............................................           536,800
    12,800  United States Surgical Corporation.....................................           375,200
                                                                                     ----------------
                                                                                            4,331,395
                                                                                     ----------------
    Special Services (.1%)
    11,300  Alza Corporation (b)...................................................           359,481
                                                                                     ----------------
  TECHNOLOGY (12.9%)
    13,500  3 Com (b)..............................................................           471,656
     9,400  Adobe Systems, Inc.....................................................           387,750
     5,800  Advanced Micro Devices, Inc. (b).......................................           104,038
     8,900  Andrew Corporation (b).................................................           213,600
     8,800  Apple Computer Incorporated (b)........................................           115,500
    13,000  Applied Materials, Inc. (b)............................................           391,625
     2,200  Autodesk, Inc..........................................................            81,400
    10,200  Bay Networks, Inc. (b).................................................           260,738
    11,100  Cabletron Systems Incorporated (b).....................................           166,500
    48,900  Cisco Systems, Inc (b).................................................         2,726,175
                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
  TECHNOLOGY--CONTINUED
    34,802  Compaq Computer Corporation............................................    $    1,964,138
    26,587  Computer Associates International......................................         1,405,788
     7,700  Computer Sciences Corporation (b)......................................           642,950
    13,800  Dell Computer Corporation (b)..........................................         1,159,200
    18,000  Digital Equipment (b)..................................................           666,000
    24,000  EMC Corporation (b)....................................................           658,500
    11,800  Equifax Incorporated...................................................           418,163
    18,000  First Data Corporation.................................................           526,500
     9,600  General Signal Corporation.............................................           405,000
     7,200  W.W. Grainger, Inc.....................................................           699,750
     8,000  Harris Corporation.....................................................           367,000
    11,300  HBO & Company..........................................................           542,400
    48,900  Hewlett-Packard Company................................................         3,056,250
    79,400  Intel..................................................................         5,577,850
    47,800  International Business Machine.........................................         4,998,088
     6,500  KLA-Tencor Corporation (b).............................................           251,063
     6,200  LSI Logic Corporation (b)..............................................           122,450
    31,500  Lucent Technologies, Inc...............................................         2,516,063
    20,500  Micron Technology, Inc. (b)............................................           533,000
    60,500  Microsoft Corporation (b)..............................................         7,819,625
    26,500  Motorola...............................................................         1,512,156
     8,700  National Semiconductor Corporation (b).................................           225,656
     8,500  Nextlevel System (b)...................................................           151,938
    11,700  Northern Telecom Limited...............................................         1,041,300
     8,500  Novell, Inc (b)........................................................            63,750
    47,675  Oracle Corporation (b).................................................         1,063,748
     5,800  Parametric Technology Corporation (b)..................................           274,775
     2,800  Perkin-Elmer Corporation...............................................           198,975
     4,400  Scientific-Atlanta, Inc................................................            73,700
    32,800  Seagate Technology, Inc. (b)...........................................           631,400
    23,500  Silicon Graphics Incorporated (b)......................................           292,281
    25,900  Sprint Corportion......................................................         1,518,388
    16,800  Sun Microsystems, Inc (b)..............................................           669,900
     5,200  Tellabs Incorporated (b)...............................................           274,950
    17,200  Texas Instruments Incorporated.........................................           774,000
     7,200  Thomas & Betts Corporation.............................................           340,200
    37,800  Unisys Corporation (b).................................................           524,475
                                                                                     ----------------
                                                                                           48,880,352
                                                                                     ----------------
  TRANSPORTATION (1.4%)
    Air Freight (.1%)
     3,800  Federal Express Corporation (b)........................................           232,038
                                                                                     ----------------
    Airlines (.4%)
     4,100  AMR Corporation (b)....................................................           526,850
     3,800  Delta Air Lines, Inc...................................................           452,200
     9,100  US Air Group, Inc (b)..................................................           568,750
                                                                                     ----------------
                                                                                            1,547,800
                                                                                     ----------------
    Railroads (.6%)
     7,973  Burlington Northern Santa Fe...........................................           740,991
     7,400  CSX Corporation........................................................           399,600
    14,100  Norfolk Southern Corporation...........................................           434,456
    14,100  Union Pacific Corporation..............................................           880,369
                                                                                     ----------------
                                                                                            2,455,416
                                                                                     ----------------
    Transport Services (.2%)
    43,700  Laidlaw, Inc. (c)......................................................           595,413
                                                                                     ----------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
  TRANSPORTATION--CONTINUED
    Trucking (.1%)
     5,400  Ryder System, Inc......................................................    $      176,850
                                                                                     ----------------
  UTILITIES (3.3%)
    Electric Companies (2.6%)
     6,000  American Electric Power Company........................................           309,750
    10,600  Baltimore Gas & Electric Company.......................................           361,063
     6,500  Carloina Power & Light Company.........................................           275,844
     9,700  Central & Southwest Corporation........................................           262,506
     5,932  Cinergy................................................................           227,270
    18,100  Consolidated Edison, Inc...............................................           742,100
     6,750  Dominion Resources, Inc................................................           287,297
    16,900  DTE Energy Company.....................................................           586,219
    14,050  Duke Energy Corporation................................................           778,019
    15,000  Edison International...................................................           407,813
    22,700  Entergy Corporation....................................................           679,581
    14,800  FPL Group Incorporated.................................................           875,975
     5,600  GPU Incorporated.......................................................           235,900
    13,323  Houston Industries, Inc................................................           355,549
     5,200  Niagra Mohawk Power Corporation (b)....................................            54,600
     1,300  Northern States Power Company..........................................            75,725
    14,200  Pacific Gas & Electric Company.........................................           432,213
                                                                                          MARKET
  SHARES                                                                                 VALUE(a)
----------                                                                           ----------------
  UTILITIES--CONTINUED
    12,500  Pacificorp.............................................................    $      341,406
    15,900  Peco Energy Company....................................................           385,575
     9,750  Public Service Enterprise Group........................................           308,953
    33,600  Southern Company.......................................................           869,400
     7,462  Texas Utilities Company................................................           310,139
    19,600  Unicom Corporation.....................................................           602,700
     6,900  Union Electric Company.................................................           298,425
                                                                                     ----------------
                                                                                           10,064,022
                                                                                     ----------------
    Natural Gas (.7%)
     4,100  Coastal Corporation....................................................           253,944
     2,900  Columbia Gas System, Inc...............................................           227,831
     3,200  Consolidated Natural Gas Company.......................................           193,600
    13,800  Enron Corporation......................................................           573,563
       800  Oneok Inc..............................................................            32,300
     5,100  Pacific Enterprises....................................................           191,888
     2,000  Peoples Energy Corporation.............................................            78,750
     4,000  Sonat, Inc.............................................................           183,000
    29,400  The Williams Company...................................................           834,226
                                                                                     ----------------
                                                                                            2,569,102
                                                                                     ----------------
Total common stocks (cost: $249,153,358)...........................................       379,069,403
                                                                                     ----------------

 PRINCIPAL
-----------
SHORT-TERM SECURITIES (1.1%)
$ 4,103,644   Temporary Investment Fund--Temp Fund Portfolio current rate 5.500%......     4,103,644
                                                                                        ------------
              Total short-term securities (cost: $4,103,644)..........................     4,103,644
                                                                                        ------------
              Total investments in securities (cost: $253,257,002) (d)................  $383,173,047
                                                                                        ------------
                                                                                        ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held 2.5% of net assets in foreign securities at December 31, 1997.
(d) At December 31, 1997 the cost of securities for federal income tax purposes was $253,775,075. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $133,749,337
Gross unrealized depreciation..........    (4,351,365)
                                         ------------
Net unrealized appreciation............  $129,397,972
                                         ------------
                                         ------------

CAPITAL APPRECIATION PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
 SHARES                                                                            VALUE(a)
--------                                                                       ----------------
COMMON STOCK (98.7%)
  BASIC MATERIALS (1.8%)
    Agriculture Product (1.8%)
 118,500   Cognizant Corporation.............................................    $    5,280,656
                                                                               ----------------
  CAPITAL GOODS (7.4%)
    Electrical Equipment (1.9%)
 123,500   Thermo Electron Corporation (b)...................................         5,495,750
                                                                               ----------------
    Manufacturing (2.8%)
 182,900   Tyco International Ltd............................................         8,241,931
                                                                               ----------------
    Waste Management (2.7%)
 202,700   USA Waste Services, Inc. (b)......................................         7,955,975
                                                                               ----------------
  COMMUNICATION SERVICES (5.0%)
    Telecommunication (2.9%)
 205,500   ADC Telecommunications, Inc. (b)..................................         8,579,625
                                                                               ----------------
    Telephone (2.1%)
 196,900   LCI International Incorporated (b)................................         6,054,675
                                                                               ----------------
  CONSUMER CYCLICAL (20.5%)
    Lodging--Hotel (1.7%)
  93,300   Carnival Corporation..............................................         5,166,487
                                                                               ----------------
    Retail (14.7%)
 181,550   Consolidated Stores Corporations (b)..............................         7,976,853
 223,342   Dollar General Corporation........................................         8,096,145
 208,800   Home Depot, Inc...................................................        12,293,071
  78,000   Kohl's, Inc. (b)..................................................         5,313,750
 247,500   Wal-Mart Stores...................................................         9,760,781
                                                                               ----------------
                                                                                     43,440,600
                                                                               ----------------
    Service (3.0%)
 253,500   Cendant Corporation (b)...........................................         8,714,062
                                                                               ----------------
    Textiles (1.1%)
  96,400   Tommy Hilfiger Corporation (b)....................................         3,386,050
                                                                               ----------------
  ENERGY (8.7%)
    Oil and Gas (8.7%)
 144,500   Baker Hughes Incorporated.........................................         6,303,812
 200,700   Falcon Drilling Company (b).......................................         7,037,044
 153,700   Schlumberger Limited..............................................        12,372,850
                                                                               ----------------
                                                                                     25,713,706
                                                                               ----------------

                                                                                    MARKET
 SHARES                                                                            VALUE(a)
--------                                                                       ----------------
  FINANCIAL (15.0%)
    Banks (4.5%)
  87,500   Bankamerica Corporation...........................................    $    6,387,500
 179,200   Norwest Corporation...............................................         6,921,600
                                                                               ----------------
                                                                                     13,309,100
                                                                               ----------------
    Consumer Finance (3.6%)
 153,100   Green Tree Financial Corporation..................................         4,009,306
 238,200   MBNA Corporation..................................................         6,505,838
                                                                               ----------------
                                                                                     10,515,144
                                                                               ----------------
    Finance--Diversified (6.9%)
 202,600   Federal National Mortgage Association.............................        11,560,863
 133,900   MGIC Investment Corporation.......................................         8,904,350
                                                                               ----------------
                                                                                     20,465,213
                                                                               ----------------
  HEALTH CARE (11.1%)
    Drugs (5.3%)
  62,800   Merck & Co., Inc..................................................         6,672,500
  81,500   Pfizer, Inc.......................................................         6,076,844
  46,700   Schering Plough Corporation.......................................         2,901,238
                                                                               ----------------
                                                                                     15,650,582
                                                                               ----------------
    Health Care--Diversified (3.4%)
  80,800   Warner-Lambert Company............................................        10,019,200
                                                                               ----------------
    Special Services (2.4%)
 223,800   Omnicare Incorporated.............................................         6,937,800
                                                                               ----------------
  TECHNOLOGY (29.2%)
 263,250   Cisco Systems, Inc (b)............................................        14,676,188
 241,600   Computer Associates International.................................        12,774,600
 120,000   Fiserv (b)........................................................         5,895,000
 131,600   Gartner Group Incorporated (b)....................................         4,902,100
 124,000   HBO & Company.....................................................         5,952,000
  70,500   Intel.............................................................         4,952,625
  33,100   Microsoft Corporation (b).........................................         4,278,175
  77,900   Network Associates (b)............................................         4,118,963
 232,400   Parametric Technology Corporation (b).............................        11,009,950
 103,400   Paychex Incorporated..............................................         5,234,625
 158,800   Peoplesoft Incorporated (b).......................................         6,193,200
 156,300   Sterling Commerce, Inc. (b).......................................         6,007,781
                                                                               ----------------
                                                                                     85,995,207
                                                                               ----------------
Total common stock (cost: $200,943,071)......................................       290,921,763
                                                                               ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (1.2%)
             Temporary Investment Fund--Temp Fund Portfolio, current rate
$2,445,250     5.500%............................................................     2,445,250
 1,010,000   US Treasury Bill.................................    5.192% 01/15/98     1,008,372
                                                                                   ------------
             Total short-term securities (cost: $3,453,243)......................     3,453,622
                                                                                   ------------
             Total investments in securities (cost: $204,396,314) (c)............  $294,375,385
                                                                                   ------------
                                                                                   ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1997 the cost of securities for federal income tax purposes was $204,396,314. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $93,937,498
Gross unrealized depreciation..........   (3,958,427)
                                         -----------
Net unrealized appreciation............  $89,979,071
                                         -----------
                                         -----------

INTERNATIONAL STOCK PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                           MARKET
  SHARES                                                                                  VALUE(a)
----------                                                                            ----------------
COMMON STOCKS (87.2%)
  ARGENTINA (2.1%)
    Oil and Gas Producers (2.1%)
   176,400   YPF Sociedad Anonima ADS...............................................    $    6,030,675
                                                                                      ----------------
  AUSTRALIA (3.9%)
    Banking (.9%)
   102,304   National Australia Bank................................................         1,428,350
   190,087   Westpac Banking........................................................         1,215,645
    Building Materials and Components (1.3%)
 1,315,401   Pioneer International..................................................         3,590,807
    Multi-Industry (1.1%)
   573,600   Mayne Nickless, Ltd....................................................         3,030,749
    Transportation (.5%)
    85,000   Qantas Airways ADR 144A (c)............................................         1,504,203
    Merchandising (.1%)
   345,500   David Jones, Ltd.......................................................           389,416
                                                                                      ----------------
                                                                                            11,159,170
                                                                                      ----------------
  AUSTRIA (1.2%)
    Electrical and Electronics (.8%)
    12,980   Bohler-Uddeholm 144A (c)...............................................           761,081
    10,850   Va Technologie 144A (c)................................................         1,647,819
    Utilities--Gas and Electric (.4%)
     8,400   Evn Energie-Versorgung.................................................         1,104,125
                                                                                      ----------------
                                                                                             3,513,025
                                                                                      ----------------
  BELGIUM (.5%)
    Chemicals (.5%)
    20,000   Union Miniere NPV (b)..................................................         1,388,214
                                                                                      ----------------
  BRAZIL (1.1%)
    Utilities--Gas and Electric (1.1%)
   137,900   Petroleo Brasileiro....................................................         3,225,012
                                                                                      ----------------
  CANADA (2.7%)
    Banking (2.1%)
   121,000   Canadian Imperial Bank of Commerce.....................................         3,777,016
   145,000   National Bank of Montreal..............................................         2,395,017
    Food and Household Products (.6%)
    82,800   Oshawa Group, Ltd......................................................         1,448,768
                                                                                      ----------------
                                                                                             7,620,801
                                                                                      ----------------
  CHILE (.6%)
    Utilities--Gas and Electric (.6%)
    59,500   Compania Telecomunicaciones ADR........................................         1,777,563
                                                                                      ----------------
  CHINA (.3%)
    Chemicals (.3%)
 5,313,800   Yizheng Chemical.......................................................           960,098
                                                                                      ----------------
  CZECH REPUBLIC (.5%)
    Energy Services (.5%)
    44,810   Ceske Energeticke (b)..................................................         1,471,369
                                                                                      ----------------
  FINLAND (3.0%)
    Banking (1.4%)
   740,000   Merita, Ltd A..........................................................         4,048,318

                                                                                           MARKET
  SHARES                                                                                  VALUE(a)
----------                                                                            ----------------
  FINLAND--CONTINUED
    Telecommunications (.7%)
    29,700   Nokia..................................................................    $    2,110,057
    Wholesale and International Trade (.9%)
    85,000   Amer Group, Ltd (b)....................................................         1,630,654
   107,500   Metsa-Serla............................................................           838,734
                                                                                      ----------------
                                                                                             8,627,763
                                                                                      ----------------
  FRANCE (11.1%)
    Banking (2.2%)
    61,300   Banque Nationale de Paris ADR 144A (c).................................         3,259,688
    57,400   Banque Nationale de Paris ADR..........................................         3,051,730
    Electrical and Electronics (.9%)
    19,365   Alcatel Alsthom........................................................         2,462,062
    Energy Sources (1.1%)
    27,862   Societe National Elf Aquitaine.........................................         3,241,383
    Health and Personal Care (1.9%)
   122,325   Rhone-Poulenc..........................................................         5,480,941
    Insurance (2.4%)
    87,427   AXA....................................................................         6,766,620
    Mining and Metal (.4%)
     2,000   Pechiney Certificate of Investment (b).................................            79,309
     7,000   Pechiney...............................................................           276,417
    40,894   Pechiney ADR...........................................................           787,210
    Multi-Industry (.2%)
     4,837   Marine Wendel..........................................................           549,860
    Transportation (1.7%)
   170,398   Regie Des Usines Renault...............................................         4,794,479
     2,482   Bertrand Faure.........................................................           176,508
    Financial Services (.3%)
    10,800   Credit Commercial de France............................................           740,402
                                                                                      ----------------
                                                                                            31,666,609
                                                                                      ----------------
  GERMANY (2.6%)
    Banking (2.0%)
    82,050   Deutsche Bank..........................................................         5,738,847
    Chemicals (.6%)
    49,400   Bayer..................................................................         1,833,343
                                                                                      ----------------
                                                                                             7,572,190
                                                                                      ----------------
  HONG KONG (5.5%)
    Food and Household Products (.2%)
 3,201,000   Cafe de Coral..........................................................           698,160
    Multi-Industry (1.5%)
 1,072,800   C. P. Pokphand Co., Ltd................................................           168,912
   221,000   Hutchison Whampoa, Ltd.................................................         1,386,152
   509,739   Jardine Matheson.......................................................         2,599,669
    Transportation (1.3%)
   190,000   Swire Pacific Class A..................................................         1,042,137
 1,519,800   Swire Pacific Class B..................................................         1,539,708
   448,568   Jardine Strategic Holdings.............................................         1,184,220
    Utilities (1.3%)
   965,000   Hong Kong Electric Holdings............................................         3,667,710
    Electrical and Electronics (.1%)
             Hong Kong Aircraft Engineering Co., Ltd................................           357,108
   141,900

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

                                                                                           MARKET
  SHARES                                                                                  VALUE(a)
----------                                                                            ----------------
  HONG KONG--CONTINUED
    Banking (.8%)
    90,614   HSBC Holdings..........................................................    $    2,233,629
    Financial Services (.3%)
 1,109,000   South China Morning Post Holdings......................................           780,028
   113,000   Peregrine Investment Holdings..........................................            80,209
                                                                                      ----------------
                                                                                            15,737,642
                                                                                      ----------------
  INDIA (.2%)
    Financial Services (.2%)
   469,435   India Fund.............................................................           693,746
                                                                                      ----------------
  INDONESIA (.6%)
    Consumer Products (.4%)
    62,600   P.T. Indosat ADS.......................................................         1,208,963
    Forest Products and Paper (.2%)
   737,000   P.T. Japfa Comfeed.....................................................            64,829
 1,692,696   P.T. Pabrik Kertas Tjiwi Kimia.........................................           423,174
                                                                                      ----------------
                                                                                             1,696,966
                                                                                      ----------------
  ITALY (2.9%)
    Automotive (.6%)
   639,760   Fiat SPA...............................................................         1,861,745
    Telecommunication (2.3%)
 1,105,000   Telecom Italia SPA-RNC.................................................         4,875,000
   278,000   Sirti SPA..............................................................         1,682,466
                                                                                      ----------------
                                                                                             8,419,211
                                                                                      ----------------
  JAPAN (--%)
    Utilities--Gas and Electric (-%)
    13,000   Kyudenko...............................................................            65,637
                                                                                      ----------------
  LUXEMBOURG (.8%)
    Mining and Metals (.8%)
   137,300   Minorco SA ADR.........................................................         2,299,775
                                                                                      ----------------
  MEXICO (1.1%)
    Chemicals (.4%)
   252,000   Vitro..................................................................         1,107,263
    Mining and Metals (.7%)
   540,000   Grupo Mexico Series 'B'................................................         1,981,160
                                                                                      ----------------
                                                                                             3,088,423
                                                                                      ----------------
  NETHERLANDS (4.4%)
    Broadcasting, Advertising and Publishing (1.3%)
    84,687   International Nederlanden Group........................................         3,567,263
    Building Materials and Components (.1%)
    16,520   European Vinyls........................................................           366,677
    Electrical and Electronics (1.1%)
    54,800   Philips Electronics....................................................         3,286,811
    Insurance (1.5%)
    48,104   Aegon..................................................................         4,282,713
    Merchandising (.4%)
    18,591   Koninklijke Bijenkorf Beheer...........................................         1,164,574
                                                                                      ----------------
                                                                                            12,668,038
                                                                                      ----------------
  NEW ZEALAND (1.8%)
    Forest Products and Paper (.9%)
 1,654,000   Carter Holt Harvey.....................................................         2,553,180
    Wholesale and International Trade (.6%)
 2,431,185   Brierley Investments...................................................         1,735,351
                                                                                           MARKET
  SHARES                                                                                  VALUE(a)
----------                                                                            ----------------
  NEW ZEALAND--CONTINUED
    Transportation (.3%)
   481,000   Air New Zealand 'B'....................................................    $      963,005
                                                                                      ----------------
                                                                                             5,251,536
                                                                                      ----------------
  NORWAY (2.5%)
    Energy Sources (.6%)
    98,000   Saga Petroleum.........................................................         1,685,696
    Health and Personal Care (1.5%)
    35,002   Nycomed Class B (b)....................................................         1,270,507
    84,057   Nycomed Class A (b)....................................................         3,153,575
    Mining and Metals (.4%)
    78,000   Elkem..................................................................         1,035,309
                                                                                      ----------------
                                                                                             7,145,087
                                                                                      ----------------
  PHILIPPINES (.4%)
    Telecommunications (.4%)
    54,000   Philippine Long Distance Telephone Company ADR.........................         1,215,000
                                                                                      ----------------
  PORTUGAL (.7%)
    Banking (.7%)
    85,560   Banco Portugues de Investimento........................................         2,080,875
                                                                                      ----------------
  SINGAPORE (.2%)
    Transportation (.2%)
    78,000   Singapore International Airline........................................           509,804
                                                                                      ----------------
  SOUTH AFRICA (.4%)
    Mining and Metals (.4%)
    78,879   Anglo American Platinum, Ltd...........................................         1,054,098
                                                                                      ----------------
  SOUTH KOREA (.1%)
    Financial Services (.1%)
        19   Korea International Trust (b)..........................................           135,470
                                                                                      ----------------
  SPAIN (6.8%)
    Banking (2.7%)
    11,450   Banco de Andalucia.....................................................         1,917,104
   108,000   Argentaria Bancaria ADR................................................         3,300,750
    74,700   Banco Bilbao Vizcaya...................................................         2,418,063
    Energy Sources (.8%)
    57,000   Repsol.................................................................         2,432,699
    Telecommunications (1.5%)
   150,000   Telefonica de Espana...................................................         4,284,307
    Utilities--Gas and Electric (1.8%)
   250,000   Iberdrola..............................................................         3,291,202
   110,000   Endesa SA..............................................................         1,953,710
                                                                                      ----------------
                                                                                            19,597,835
                                                                                      ----------------
  SWEDEN (7.5%)
    Broadcasting, Advertising and Publishing (.1%)
    15,000   Marieberg Tidnings.....................................................           351,500
    Business and Public Service (.8%)
       400   Nackebro Fastighets....................................................             5,821
   114,500   Esselte................................................................         2,163,807
    Forest Products and Paper (.5%)
   122,000   Stora Kopparbergs Bergslags............................................         1,513,972
    Health and Personal Care (1.9%)
   124,000   Astra..................................................................         2,085,570
    95,500   Svenska Handelsbanken..................................................         3,302,687
    Multi-Industry (.5%)
    20,900   Electrolux.............................................................         1,450,840

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

                                                                                           MARKET
  SHARES                                                                                  VALUE(a)
----------                                                                            ----------------
  SWEDEN--CONTINUED
    Transportation (3.3%)
    35,000   Autoliv Inc............................................................    $    1,139,857
   109,600   Autoliv AB SDR.........................................................         3,599,225
   178,500   Volvo..................................................................         4,790,045
    Metals and Mining (.4%)
    79,800   Granges (b)............................................................         1,251,682
                                                                                      ----------------
                                                                                            21,655,006
                                                                                      ----------------
  SWITZERLAND (2.0%)
    Electrical and Electronics (.8%)
     1,730   BBC Brown Boveri.......................................................         2,173,307
    Health and Personal Care (.2%)
       370   Societe Generale.......................................................           709,249
    Financial Services (1.0%)
    18,525   Credit Suisse Group....................................................         2,866,194
                                                                                      ----------------
                                                                                             5,748,750
                                                                                      ----------------
  THAILAND (-%)
    Building Materials and Components (-%)
   101,894   Siam City Cement.......................................................           106,361
                                                                                      ----------------
  UNITED KINGDOM (19.7%)
    Banking (1.1%)
   118,943   Barclays Bank PLC......................................................         3,160,095
    Building Materials and Components (.9%)
   620,090   BICC.L PLC.............................................................         1,751,322
   257,100   Hepworth PLC...........................................................           926,658
    Chemicals (4.2%)
 1,150,000   Harrisons & Crosfield PLC..............................................         2,643,678
    13,000   Imperial Chemical PLC..................................................           203,005
   785,200   Courtaulds PLC.........................................................         3,835,747
   164,300   Somerfield PLC.........................................................           565,203
 1,775,000   Medeva PLC.............................................................         4,707,102
    Electrical and Electronics (.3%)
   136,900   Waste Management International PLC.....................................           395,639
    82,000   Waste Management International PLC ADR (b).............................           512,500
    Energy Services (2.2%)
   260,000   British Telecommunications PLC.........................................         2,042,857
   114,286   Thames Water Group PLC.................................................         1,701,154
   168,500   Hyder PLC..............................................................         2,672,759
    Financial Services (1.0%)
   322,900   Tate & Lyle PLC........................................................         2,661,672
    Food and Household Products (1.3%)
 2,949,878   Albert Fisher Group PLC................................................         1,767,989
                                                                                           MARKET
  SHARES                                                                                  VALUE(a)
----------                                                                            ----------------
  UNITED KINGDOM--CONTINUED
   761,473   Hillsdown Holdings.....................................................    $    1,856,794
    Merchandising (.3%)
   191,600   Kwik Save Group PLC....................................................           912,381
    Metals and Mining (1.7%)
 2,225,400   British Steel PLC......................................................         4,768,714
    Transportation (3.3%)
 2,394,400   BTR PLC................................................................         7,234,312
   106,890   BTR Nylex..............................................................           316,164
   658,800   Thorn PLC..............................................................         1,660,522
   768,600   Thorn PLC B............................................................           239,793
    Utilities--Gas and Electric (3.4%)
   208,775   National Power PLC.....................................................         2,056,897
 1,433,382   BG PLC.................................................................         6,449,042
   821,100   Centrica PLC (b).......................................................         1,206,707
                                                                                      ----------------
                                                                                            56,248,706
                                                                                      ----------------
Total common stocks (cost $205,802,268).............................................       250,430,455
                                                                                      ----------------

PREFERRED STOCKS AND OTHER (4.0%)
  ARGENTINA (.7%)
    Multi-Industry (.7%)
    30,665   Compania de Inversiones en Telecommunications PRIDE - 7.0% (d).........         2,161,883
                                                                                      ----------------
  BRAZIL (1.7%)
    Telecommunications (1.7%)
    41,300   Telecomunicacoes Brasileiras ADR.......................................         4,808,869
                                                                                      ----------------
  INDONESIA (-%)
    Forest Products and Paper (-%)
             P.T. Pabrik Kertas Tjiwi Kimia Warrants................................            13,932
   235,095
                                                                                      ----------------
  MEXICO (1.0%)
    Financial (1.0%)
             Nacional Financiera convertible preferred - 11.25%.....................         2,760,915
    53,610
                                                                                      ----------------
  RUSSIA (.5%)
    Utilities--Gas and Electric (.5%)
             RAO Gazprom ADR 144A (c)...............................................         1,454,738
    60,300
                                                                                      ----------------
  UNITED KINGDOM (.1%)
    Utilities (.1%)
   137,700   Hyder PLC preferred....................................................           270,200
                                                                                      ----------------
Total preferred stocks and other (cost $7,248,762)..................................        11,470,537
                                                                                      ----------------

 PRINCIPAL
-----------
LONG-TERM DEBT SECURITIES (.4%)
  HONG KONG (.4%)
    Banking (.4%)
$ 1,680,000   PIV Investment Finance Convertible...............    4.500% 12/01/00     1,253,700
                                                                                    ------------
  UNITED STATES (.4%)
    U.S. Government (.4%)
  1,107,000   U.S. Treasury Note...............................    5.125% 04/30/98     1,105,882
                                                                                    ------------
              Total long-term debt securities (cost $2,614,056)...................     2,359,582
                                                                                    ------------
SHORT-TERM SECURITIES (7.7%)
  1,510,000   U.S. Treasury Bill...............................    5.160% 02/05/98     1,502,052
  4,020,000   U.S. Treasury Bill...............................    5.180% 01/22/98     4,007,748
 14,091,000   U.S. Treasury Bill...............................    5.030% 02/12/98    14,003,479
  2,623,000   Norwest Advantage Cash Investment Fund, current rate 5.613%.........     2,623,000
                                                                                    ------------
              Total short-term securities (cost: $22,138,646).....................    22,136,279
                                                                                    ------------
              Total investments in securities (cost: $237,803,732) (e)............  $286,396,853
                                                                                    ------------
                                                                                    ------------

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

Notes to Investments in Securities
----------------------
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements). Information concerning the illiquid securities held at December 31, 1997 includes acquisition date and cost, is as follows:

                                         ACQUISTION
SECURITY                                    DATE         COST
---------------------------------------  ----------   -----------
Qantas Airways Limited ADR 144A........   Various     $ 1,350,928
Bohler-Uddeholm 144A...................   Various         824,910
Va Technologie 144A....................   Various       1,026,767
Banque Nationale De Paris ADR 144A.....   Various       2,720,363
RAO Gazprom ADR 144A...................   Various       1,262,086
                                                      -----------
                                                      $ 7,185,054
                                                      -----------
                                                      -----------

(d) PRIDES--Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred securities issued by a company. Investors receive an enhanced yield, but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have no voting rights, are non-callable for three years and upon maturity, convert into shares of common stock.
(e) At December 31, 1997 the cost of securities for federal income tax purposes was $242,630,499. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 63,612,280
Gross unrealized depreciation..........   (19,845,926)
                                         ------------
Net unrealized appreciation............  $ 43,766,354
                                         ------------
                                         ------------

              See accompanying notes to investments in securities.

SMALL COMPANY PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                                          MARKET
  SHARES                                                                                                 VALUE(a)
----------                                                                                           ----------------
COMMON STOCK (94.5%)
  BASIC MATERIALS (5.1%)
    Agriculture Product (.8%)
    55,950  NCO Group Incorporated (b).............................................................    $    1,440,712
                                                                                                     ----------------
    Chemicals (4.3%)
    72,789  Cambrex Corporation....................................................................         3,348,294
   107,477  McWhorter Technologies, Inc. (b).......................................................         2,767,533
    56,330  Valspar Corporation....................................................................         1,795,519
                                                                                                     ----------------
                                                                                                            7,911,346
                                                                                                     ----------------
  CAPITAL GOODS (11.3%)
    Electrical Equipment (2.0%)
   192,493  Advanced Lighting Technologies (b).....................................................         3,657,367
                                                                                                     ----------------
    Engineering/Construction (1.3%)
   124,800  United Rental, Inc. (b)................................................................         2,410,200
                                                                                                     ----------------
    Machinery (3.9%)
   219,700  Kaydon Corporation.....................................................................         7,167,712
                                                                                                     ----------------
    Metal Fabrication (1.4%)
   107,425  Shaw Group Incorporated (b)............................................................         2,470,775
                                                                                                     ----------------
    Office Equipment (.7%)
    49,100  Encad Incorporated (b).................................................................         1,350,250
                                                                                                     ----------------
    Waste Management (2.0%)
    63,100  American Disposal Services, Inc. (b)...................................................         2,303,150
    73,600  Newpark Resources Incorporated (b).....................................................         1,288,000
                                                                                                     ----------------
                                                                                                            3,591,150
                                                                                                     ----------------
  COMMUNICATION SERVICES (1.3%)
    Cellular (1.3%)
   161,300  LCC International Incorporated (b).....................................................         2,338,850
                                                                                                     ----------------
  CONSUMER CYCLICAL (22.2%)
    Building Materials (.9%)
   111,000  The Maxim Group, Inc. (b)..............................................................         1,727,437
                                                                                                     ----------------
    Distribution Durables (2.4%)
   101,900  MSC Industrial Direct Company (b)......................................................         4,318,013
                                                                                                     ----------------
    Leisure (3.4%)
   176,900  American Skiing Corporation (b)........................................................         2,631,387
   113,011  GTECH Holdings Corporation (b).........................................................         3,609,289
                                                                                                     ----------------
                                                                                                            6,240,676
                                                                                                     ----------------
    Lodging--Hotel (.5%)
    71,268  Extended Stay America (b)..............................................................           886,396
                                                                                                     ----------------
    Retail (6.5%)
   175,140  Borders Group Incorporated (b).........................................................         5,484,071
    14,100  Kohl's, Inc. (b).......................................................................           960,562
    69,600  Pacific Sunwear of California (b)......................................................         2,057,550
    89,000  Stage Stores, Inc. (b).................................................................         3,326,375
                                                                                                     ----------------
                                                                                                           11,828,558
                                                                                                     ----------------
    Service (6.6%)
   192,100  Acxiom Corporation (b).................................................................         3,697,925
   125,100  CKS Group Incorporated (b).............................................................         1,767,038
   104,100  Copart Incorporated (b)................................................................         1,860,787

                                                                                                          MARKET
  SHARES                                                                                                 VALUE(a)
----------                                                                                           ----------------
  CONSUMER CYCLICAL--CONTINUED
   106,200  Fairfield Communities, Inc (b).........................................................    $    4,686,075
                                                                                                     ----------------
                                                                                                           12,011,825
                                                                                                     ----------------
    Textiles (1.9%)
    92,500  Nautica Enterprises, Inc. (b)..........................................................         2,150,625
   131,100  Tropical Sportswear International (b)..................................................         1,311,000
                                                                                                     ----------------
                                                                                                            3,461,625
                                                                                                     ----------------
  CONSUMER STAPLES (6.2%)
    Broadcasting (1.6%)
    29,525  Panamsat Corporation (b)...............................................................         1,273,266
    60,500  United Video Satellite Group (b).......................................................         1,739,375
                                                                                                     ----------------
                                                                                                            3,012,641
                                                                                                     ----------------
    Restaurants (1.3%)
    71,826  Rainforest Cafe Incorporated (b).......................................................         2,370,258
                                                                                                     ----------------
    Service (2.4%)
   119,600  Corrections Corporation Of America (b).................................................         4,432,675
                                                                                                     ----------------
    Tobacco (.9%)
    76,225  General Cigar Holdings, Inc. (b).......................................................         1,624,545
                                                                                                     ----------------
  ENERGY (4.6%)
    Oil and Gas (4.6%)
    92,100  J. Ray Mcdermott Holdings, Inc. (b)....................................................         3,960,300
    46,600  Petroleum Geo-Services (b)(c)..........................................................         3,017,350
    51,000  Trico Marine Services, Inc. (b)........................................................         1,498,125
                                                                                                     ----------------
                                                                                                            8,475,775
                                                                                                     ----------------
  FINANCIAL (4.9%)
    Insurance (2.6%)
    31,800  Life Re Corporation....................................................................         2,072,962
    55,800  Partnerre Ltd (b)......................................................................         2,587,725
                                                                                                     ----------------
                                                                                                            4,660,687
                                                                                                     ----------------
    Investment Bankers/Brokers (2.3%)
    66,400  T. Rowe Price Associates...............................................................         4,174,900
                                                                                                     ----------------
  HEALTH CARE (13.4%)
    Biotechnology (.6%)
    37,600  Agouron Pharmaceuticals, Inc. (b)......................................................         1,104,500
                                                                                                     ----------------
    Drugs (.4%)
    33,800  Cygnus, Inc. (b).......................................................................           671,775
                                                                                                     ----------------
    Hospital Management (1.9%)
    80,033  Sunrise Assisted Living, Inc. (b)......................................................         3,451,423
                                                                                                     ----------------
    Managed Care (1.2%)
    16,900  Ameripath, Inc. (b)....................................................................           287,300
    57,884  Concentra Managed Care, Inc. (b).......................................................         1,953,585
                                                                                                     ----------------
                                                                                                            2,240,885
                                                                                                     ----------------
    Medical Products/Supplies (8.4%)
    56,800  Amerisource Health Corporation (b).....................................................         3,308,600
    15,500  BioReliance Corporation (b)............................................................           356,500
   129,700  Hanger Orthopedic Group (b)............................................................         1,669,888
   107,700  Sola International, Inc. (b)...........................................................         3,500,250
    14,900  Spine-Tech, Inc. (b)...................................................................           766,419
    52,200  Sybron International Corporation (b)...................................................         2,450,138

              See accompanying notes to investments in securities.

SMALL COMPANY PORTFOLIO

                                                                                                          MARKET
  SHARES                                                                                                 VALUE(a)
----------                                                                                           ----------------
  HEALTH CARE--CONTINUED
   109,666  Total Renal Care Holdings, Inc (b).....................................................    $    3,015,821
    13,400  Young Innovations, Inc. (b)............................................................           241,200
                                                                                                     ----------------
                                                                                                           15,308,816
                                                                                                     ----------------
    Special Services (.9%)
    56,900  Curative Health Services (b)...........................................................         1,728,338
                                                                                                     ----------------
  TECHNOLOGY (22.4%)
    35,674  Ansys Incorporated (b).................................................................           258,637
    40,900  Check Point Software Technology (b)(c).................................................         1,666,675
    69,600  Computer Products, Inc. (b)............................................................         1,574,700
    15,600  Dassault Systems (c)...................................................................           481,650
   164,900  DII Group Incorporated (b).............................................................         4,493,525
    81,000  Dupont Photomasks Incorporated (b).....................................................         2,824,875
   173,900  Gartner Group Incorporated (b).........................................................         6,477,775
    49,300  HNC Software Incorporated (b)..........................................................         2,119,900
    99,100  Integrated Process Equipment (b).......................................................         1,560,825
    85,375  Mastech Corporation (b)................................................................         2,710,656
    67,300  Maximus Incorporated (b)...............................................................         1,627,819
    82,100  National Data Corporation..............................................................         2,965,863
    45,000  Peapod Incorporated (b)................................................................           292,500
                                                                                                          MARKET
  SHARES                                                                                                 VALUE(a)
----------                                                                                           ----------------
  TECHNOLOGY--CONTINUED
    42,400  Photronics Incorporated (b)............................................................    $    1,028,200
    17,100  Power-One, Inc. (b)....................................................................           235,125
    20,400  Sapient Corporation (b)................................................................         1,249,500
    62,000  Saville Systems-ADR (b)(c).............................................................         2,573,000
    26,800  Splash Technology Holdings (b).........................................................           603,000
    92,700  The Bisys Group, Inc. (b)..............................................................         3,082,275
    80,200  Xylan Corporation (b)..................................................................         1,213,025
    67,800  Zebra Technologies Corporation (b).....................................................         2,017,050
                                                                                                     ----------------
                                                                                                           41,056,575
                                                                                                     ----------------
  TRANSPORTATION (3.2%)
    Air Freight (2.6%)
   167,100  Eagle USA Airfrieght, Inc. (b).........................................................         4,762,350
                                                                                                     ----------------
    Airlines (.1%)
     5,400  Ryanair Holdings PLC-ADR (b)(c)........................................................           135,675
                                                                                                     ----------------
    Shipping (.5%)
    33,100  Checkfree Holdings Corporation (b).....................................................           891,631
                                                                                                     ----------------
Total common stock (cost $140,598,134).............................................................       172,916,341
                                                                                                     ----------------

  PRINCIPAL
--------------
SHORT-TERM SECURITIES (6.8%)
$    8,071,719   Temporary Investment Fund--Temp Fund Portfolio, current rate 5.500%..............          8,071,719
       770,000   US Treasury Bill.................................        5.172%          02/12/98            765,553
     3,680,000   US Treasury Bill.................................        5.275%          03/19/98          3,639,833
                                                                                                     ----------------
                 Total short-term securities (cost $12,477,066)...................................         12,477,105
                                                                                                     ----------------
                 Total investments in securities (cost $153,075,200) (d)..........................   $    185,393,446
                                                                                                     ----------------
                                                                                                     ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 4.3% of net assets in foreign securities as of December 31, 1997.
(d) At December 31, 1997 the cost of securities for federal income tax purposes was $153,245,229. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $41,042,122
Gross unrealized depreciation..........   (8,893,905)
                                         -----------
Net unrealized appreciation............  $32,148,217
                                         -----------
                                         -----------

MATURING GOVERNMENT BOND 1998 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
----------                                                                        ----------------
LONG-TERM DEBT SECURITIES (99.7%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.7%)
$  615,000   Federal Home Loan Bank...........................   6.730% 08/25/98     $     593,007
   100,000   FNMA Strip (b)...................................   5.951% 08/12/98            96,574
   266,000   FNMA Strip (b)...................................   7.065% 05/22/98           260,337
   356,000   FNMA Strip (b)...................................   7.110% 11/22/98           338,388
   350,000   FNMA Strip (b)...................................   7.050% 05/22/99           322,913
   260,000   FNMA Strip (b)...................................   5.707% 03/09/98           257,285
   457,470   Tennesse Valley Authority Strip (b)..............   5.910% 11/15/98           435,076
   900,000   Tennessee Valley Authority Strip (b).............   6.720% 10/15/98           861,146
 1,685,000   US Treasury Interest Strip (b)...................   6.019% 11/15/98         1,605,905
   590,000   Financial Corporation Strip (b)..................   6.620% 05/30/99           543,189
   600,000   Financial Corporation Strip (b)..................   6.044% 08/08/99           546,203
   373,000   Israel Government Trust Certificate (b)..........   6.537% 11/15/98           355,193
                                                                                  ----------------
             Total long-term debt securities (cost: $6,176,903).................         6,215,216
                                                                                  ----------------
SHORT-TERM SECURITIES (.6%)
             Temporary Investment Fund--Temp Fund Portfolio, current rate
    37,009     5.500%...........................................................            37,009
                                                                                  ----------------
             Total short-term securities (cost: $37,009)........................            37,009
                                                                                  ----------------
             Total investments in securities (cost: $6,213,912) (c).............     $   6,252,225
                                                                                  ----------------
                                                                                  ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1997 the cost of securities for federal income tax purposes was $6,213,947. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $38,278
Gross unrealized depreciation..........       --
                                         -------
Net unrealized appreciation............  $38,278
                                         -------
                                         -------

MATURING GOVERNMENT BOND 2002 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
----------                                                                        ----------------
LONG-TERM DEBT SECURITIES (99.3%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.3%)
$  525,000   FNMA Strip (b)...................................   7.600% 02/01/02     $     412,786
   425,000   FNMA Strip (b)...................................   6.367% 08/01/03           305,124
 1,150,000   Tennessee Valley Authority Strip (b).............   7.400% 04/15/03           844,398
 2,035,000   US Treasury Interest Strip (b)...................   6.468% 08/15/02         1,566,846
   360,000   Financial Corporation Strip (b)..................   6.362% 09/07/02           272,707
   500,000   Financial Corporation Strip (b)..................   7.040% 06/27/02           382,909
   182,000   Israel Government Trust Certificates (b).........   9.236% 05/15/02           141,161
   325,000   Israel Government Trust Certificates (b).........   6.699% 05/15/02           252,073
                                                                                  ----------------
             Total long-term debt securities (cost: $3,999,035).................         4,178,004
                                                                                  ----------------
SHORT-TERM SECURITIES (.4%)
             Temporary Investment Fund--Temp Fund Portfolio, current rate
    18,182     5.500%...........................................................            18,182
                                                                                  ----------------
             Total short-term securities (cost: $18,182)........................            18,182
                                                                                  ----------------
             Total investments in securities (cost: $4,017,217) (c).............     $   4,196,186
                                                                                  ----------------
                                                                                  ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1997 the cost of securities for federal income tax purposes was $ 4,021,516. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

                                           COST
                                         --------
Gross unrealized appreciation..........  $174,670
Gross unrealized depreciation..........        --
                                         --------
Net unrealized appreciation............  $174,670
                                         --------
                                         --------

MATURING GOVERNMENT BOND 2006 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                       ----------------
LONG-TERM DEBT SECURITIES (99.7%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.7%)
$  810,000   FNMA Strip (b)...................................  7.620% 08/01/05     $     513,013
 1,000,000   Israel State Aid Strips (b)......................  6.578% 11/15/06           589,979
 1,000,000   Resolution Funding Corporation Strip (b).........  7.456% 07/15/07           569,159
 2,275,000   US Treasury Interest Strip (b)...................  6.642% 11/15/06         1,359,652
   921,000   Financial Corporation Strips (b).................  7.648% 09/07/07           508,216
   553,000   Israel Government Trust Certificates (b).........  7.440% 11/15/05           346,791
                                                                                 ----------------
             Total long-term debt securities (cost: $3,540,591)................         3,886,810
                                                                                 ----------------
SHORT-TERM SECURITIES (.8%)
             Temporary Investment Fund--Temp Fund Portfolio, current rate
    32,670     5.500%..........................................................            32,670
                                                                                 ----------------
             Total short-term securities (cost: $32,670).......................            32,670
                                                                                 ----------------
             Total investments in securities (cost: $3,573,261) (c)............     $   3,919,480
                                                                                 ----------------
                                                                                 ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1997 the cost of securities for federal income tax purposes was $3,583,774. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $335,706
Gross unrealized depreciation..........        --
                                         --------
Net unrealized appreciation............  $335,706
                                         --------
                                         --------

MATURING GOVERNMENT BOND 2010 PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
----------                                                                        ----------------
LONG-TERM DEBT SECURITIES (99.6%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.6%)
$  500,000   FNMA Strip (b)...................................   7.700% 02/12/10     $     236,449
   515,000   Israel State Aid (b).............................   8.264% 03/15/10           245,397
 1,100,000   Israel State Aid (b).............................   6.850% 08/15/11           478,257
   350,000   Resolution Funding Corporation Strip (b).........   7.590% 04/15/11           156,688
 1,225,000   US Treasury Interest Strip (b)...................   6.641% 02/15/11           561,870
   575,000   US Treasury Interest Strip (b)...................   6.933% 08/15/11           255,340
 1,100,000   US Treasury Interest Strip (b)...................   9.129% 05/15/10           528,868
   945,000   Financial Corporation Strips (b).................   7.920% 08/08/11           401,246
   132,000   Israel Government Trust Certificates (b).........   7.660% 05/15/10            62,107
   524,000   Turkey Trust (b).................................   6.687% 11/15/10           238,849
                                                                                  ----------------
             Total long-term debt securities (cost: $2,821,545).................         3,165,071
                                                                                  ----------------
SHORT-TERM SECURITIES (0.8%)
             Temporary Investment Fund--Temp Fund Portfolio, current rate
    24,901     5.500%...........................................................            24,901
                                                                                  ----------------
             Total short-term securities (cost: $24,901)........................            24,901
                                                                                  ----------------
             Total investments in securities (cost: $2,846,446) (c).............     $   3,189,972
                                                                                  ----------------
                                                                                  ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1997 the cost of securities for federal income tax purposes was $2,855,141. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $334,831
Gross unrealized depreciation..........        --
                                         --------
Net unrealized appreciation............  $334,831
                                         --------
                                         --------

VALUE STOCK PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                            MARKET
 SHARES                                                                                    VALUE(a)
---------                                                                              ----------------
COMMON STOCK (91.0%)
  BASIC MATERIALS (7.1%)
    Aluminum (4.4%)
   67,507  Aluminum Company of America...............................................    $    4,750,805
   54,100  Century Aluminum Company..................................................           730,350
   60,500  Reynolds Metals Company...................................................         3,630,000
                                                                                       ----------------
                                                                                              9,111,155
                                                                                       ----------------
    Chemicals (.8%)
   30,600  Cytec Industries, Inc. (b)................................................         1,436,287
    8,887  Quest Diagnostics, Inc. (b)...............................................           149,968
                                                                                       ----------------
                                                                                              1,586,255
                                                                                       ----------------
    Paper and Forest (1.9%)
  102,175  Fort James Corporation....................................................         3,908,194
                                                                                       ----------------
  CAPITAL GOODS (7.6%)
    Aerospace/Defense (2.7%)
   58,000  Lockheed Martin Corporation...............................................         5,713,000
                                                                                       ----------------
    Manufacturing (2.7%)
  129,299  United Dominion Industries................................................         3,272,881
  111,500  Walter Industries Incorporated (b)........................................         2,299,687
                                                                                       ----------------
                                                                                              5,572,568
                                                                                       ----------------
    Waste Management (2.2%)
  324,100  Philip Services Corporation (b)(c)........................................         4,658,938
                                                                                       ----------------
  COMMUNICATION SERVICES (4.7%)
    Telephone (4.7%)
   53,478  Bell Atlantic Corporation.................................................         4,866,498
   67,269  SBC Communications, Inc...................................................         4,927,454
                                                                                       ----------------
                                                                                              9,793,952
                                                                                       ----------------
  CONSUMER CYCLICAL (9.6%)
    Retail (7.9%)
  151,200  Federated Department Stores (b)...........................................         6,511,050
   29,500  JC Penny Company..........................................................         1,779,219
   84,100  Philips Electronics (c)...................................................         5,088,050
  152,820  Woolworth Corporation (b).................................................         3,113,708
                                                                                       ----------------
                                                                                             16,492,027
                                                                                       ----------------
    Textiles (1.7%)
  134,800  Fruit of the Loom (b).....................................................         3,454,250
                                                                                       ----------------
  CONSUMER STAPLES (11.5%)
    Food (4.6%)
  292,013  Hormel Foods Corporation..................................................         9,563,426
                                                                                       ----------------
    Retail (4.4%)
  445,798  American Stores Company...................................................         9,166,721
                                                                                       ----------------
    Tobacco (2.5%)
  137,200  RJR Nabisco Holdings Corporation..........................................         5,145,000
                                                                                       ----------------
  ENERGY (17.8%)
    Oil (10.4%)
  110,400  Amerada Hess Corporation..................................................         6,058,200
   51,800  Amoco Corporation.........................................................         4,409,475

                                                                                            MARKET
 SHARES                                                                                    VALUE(a)
---------                                                                              ----------------
  ENERGY--CONTINUED
   52,400  Unocal Corporation........................................................    $    2,033,775
  131,300  USX--Marathon Group.......................................................         4,431,375
  136,900  YPF Sociedad Anonima (c)..................................................         4,680,269
                                                                                       ----------------
                                                                                             21,613,094
                                                                                       ----------------
    Oil and Gas (7.4%)
  316,300  Enron Oil & Gas...........................................................         6,701,606
   72,100  Ultramar Diamond Shamrock Corporation.....................................         2,298,188
  203,500  Valero Energy Corporation.................................................         6,397,531
                                                                                       ----------------
                                                                                             15,397,325
                                                                                       ----------------
  FINANCIAL (23.4%)
    Banks (7.0%)
  102,400  Banc One Corporation......................................................         5,561,600
   43,900  Corestates Financial Corporation..........................................         3,514,744
   90,100  Nationsbank Corporation...................................................         5,479,206
                                                                                       ----------------
                                                                                             14,555,550
                                                                                       ----------------
    Finance--Diversified (4.9%)
   57,000  American Express Company..................................................         5,087,250
   91,500  Federal National Mortgage Association.....................................         5,221,219
                                                                                       ----------------
                                                                                             10,308,469
                                                                                       ----------------
    Insurance (5.0%)
  253,092  Everest Reinsurance Holdings..............................................        10,440,045
                                                                                       ----------------
    Real Estate Investment Trust (2.1%)
   87,600  Equity Residential Properties.............................................         4,429,275
                                                                                       ----------------
    Savings and Loans (4.4%)
   75,270  Golden State Bancorp (b)..................................................         2,813,216
  307,837  Sovereign Bancorp Incorporated............................................         6,387,618
                                                                                       ----------------
                                                                                              9,200,834
                                                                                       ----------------
  HEALTH CARE (3.0%)
    Managed Care (3.0%)
  300,300  Humana (b)................................................................         6,231,225
                                                                                       ----------------
  TECHNOLOGY (2.9%)
  208,300  Lam Research Corporation (b)..............................................         6,092,775
                                                                                       ----------------
  TRANSPORTATION (.4%)
    Shipping (.4%)
   23,600  Teekay Shipping Corporation (c)...........................................           792,075
                                                                                       ----------------
  UTILITIES (3.0%)
    Natural Gas (3.0%)
   93,976  El Paso Natural Gas Company...............................................         6,249,404
                                                                                       ----------------
Total common stock (cost: $172,201,175)..............................................       189,475,557
                                                                                       ----------------

              See accompanying notes to investments in securities.

VALUE STOCK PORTFOLIO

                                                                                                MARKET
   PRINCIPAL                                                                                   VALUE(a)
  -----------                                                                              ----------------
  SHORT-TERM SECURITIES (8.8%)
  $ 1,535,979    Temporary Investment Fund--Temp Fund Portfolio, current rate 5.500%.....    $    1,535,979
    3,070,000    GE Capital Corporation CP........................        5.930% 01/08/98         3,066,125
    1,290,000    Monsanto CP (d)..................................        5.813% 01/05/98         1,288,967
    2,355,000    Northern Illinois Gas Company CP.................        5.885% 01/07/98         2,352,386
    6,705,000    Tribune Company CP (d)...........................        6.258% 01/09/98         6,695,529
    3,300,000    US Treasury Bill.................................        5.216% 02/12/98         3,280,942
                                                                                           ----------------
                 Total short-term securities (cost: $18,220,499).........................        18,219,928
                                                                                           ----------------
                 Total investments in securities (cost: $190,421,674) (e)................    $  207,695,485
                                                                                           ----------------
                                                                                           ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held 7.3% of net assets in foreign securities as of December 31, 1997.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements). Information concerning illiquid securities held at December 31, 1997, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE          COST
---------------------------------------  -----------   -----------
Monsanto CP............................   12/10/97     $ 1,284,680
Tribune Company CP.....................   12/19/97       6,680,946
                                                       -----------
                                                       $ 7,965,626
                                                       -----------
                                                       -----------

(e) At December 31, 1997 the cost of securities for federal income tax purposes was $190,665,222. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $25,720,349
Gross unrealized depreciation..........   (8,690,086)
                                         -----------
Net unrealized appreciation............  $17,030,263
                                         -----------
                                         -----------

SMALL COMPANY VALUE PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                       ----------------
COMMON STOCK (93.6%)
  BASIC MATERIALS (6.7%)
    Aluminum (1.9%)
    7,400     Century Aluminum Company.........................     $      99,900
                                                                 ----------------
    Chemicals (4.8%)
    6,300     A. Schulman, Inc.................................           158,287
    5,400     Quest Diagnostics, Inc. (b)......................            91,125
                                                                 ----------------
                                                                          249,412
                                                                 ----------------
  CAPITAL GOODS (9.8%)
    Manufacturing (4.8%)
    5,000     United Dominion Industries.......................           126,562
    5,800     Walter Industries Incorporated (b)...............           119,625
                                                                 ----------------
                                                                          246,187
                                                                 ----------------
    Metal Fabrication (5.0%)
    3,000     Gibraltar Steel Corporation (b)..................            59,250
    5,000     Shaw Group Incorporated (b)......................           115,000
    2,600     Triumph Group Incorporated (b)...................            86,450
                                                                 ----------------
                                                                          260,700
                                                                 ----------------
  CONSUMER CYCLICAL (11.6%)
    Auto (2.4%)
    7,200     Intermet Corporation.............................           126,000
                                                                 ----------------
    Publishing (3.9%)
    9,700     Journal Register Company (b).....................           203,700
                                                                 ----------------
    Retail (4.2%)
    6,100     Brown Group, Inc.................................            81,206
    4,700     Michaels Stores Incorporated (b).................           137,475
                                                                 ----------------
                                                                          218,681
                                                                 ----------------
    Textiles (1.1%)
    5,600     Tropical Sportswear International Corporation                56,000
                (b)............................................
                                                                 ----------------
  CONSUMER STAPLES (7.1%)
    Food (2.2%)
    2,400     Earthgrains Company..............................           112,800
                                                                 ----------------
    Food and Health (1.9%)
    3,500     International Multifoods Corporation.............            99,094
                                                                 ----------------
    Household Product (3.0%)
    5,800     First Brands Corporation.........................           156,237
                                                                 ----------------
  ENERGY (1.7%)
    Oil and Gas (1.7%)
    5,700     Tesoro Petroleum Corporation (b).................            88,350
                                                                 ----------------
  FINANCIAL (36.4%)
    Banks (6.3%)
    4,350     Commercial Federal Corporation...................           154,697
    3,700     Peoples Heritage Financial Group, Inc............           170,200
                                                                 ----------------
                                                                          324,897
                                                                 ----------------

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                       ----------------
  FINANCIAL--CONTINUED
    Insurance (9.4%)
    3,200     Allied Group Incorporated........................     $      91,600
    5,100     Amerus Life Holdings.............................           188,062
    1,600     Frontier Insurance Group, Inc....................            36,600
    3,400     RLI Corporation..................................           169,362
                                                                 ----------------
                                                                          485,624
                                                                 ----------------
    Real Estate Investment Trust (11.1%)
    1,600     Apartment Investment & Management Company........            58,800
    3,800     Glenborough Realty Trust, Inc....................           112,575
    1,900     Kilroy Realty....................................            54,625
    3,000     Pacific Gulf Properties, Inc.....................            71,250
    1,800     Prentiss Properties Trust........................            50,287
    4,200     Storage Trust Realty.............................           110,513
    6,600     Sunstone Hotel Investors.........................           113,850
                                                                 ----------------
                                                                          571,900
                                                                 ----------------
    Savings and Loans (9.6%)
    6,500     Bay View Capital Corporation.....................           235,625
   12,600     Sovereign Bancorp Incorporated...................           261,450
                                                                 ----------------
                                                                          497,075
                                                                 ----------------
  TECHNOLOGY (6.5%)
    1,900     DuPont Photomasks Incorporated (b)...............            66,263
   10,800     Learning Company, Inc. (b).......................           173,475
    4,000     Photronics Incorporated (b)......................            97,000
                                                                 ----------------
                                                                          336,738
                                                                 ----------------
  TRANSPORTATION (3.5%)
    Shipping (1.2%)
    1,800     Teekay Shipping Corporation (c)..................            60,413
                                                                 ----------------
    Trucking (2.3%)
    3,600     US Freightways Corporation.......................           117,000
                                                                 ----------------
  UTILITIES (10.3%)
    Electric Companies (5.2%)
    4,800     Sierra Pacific Resources.........................           180,000
    2,700     WPS Resources Corporation........................            91,294
                                                                 ----------------
                                                                          271,294
                                                                 ----------------
    Natural Gas (5.1%)
    2,600     Piedmont Natural Gas Company.....................            93,438
    3,700     Wicor, Inc.......................................           171,819
                                                                 ----------------
                                                                          265,257
                                                                 ----------------
Total common stock (cost: $4,659,625)..........................         4,847,259
                                                                 ----------------

              See accompanying notes to investments in securities.

SMALL COMPANY VALUE PORTFOLIO

                                                                      MARKET
PRINCIPAL                                                            VALUE(a)
----------                                                       ----------------
SHORT-TERM SECURITIES (3.5%)
 $182,243     Temporary Investment Fund, Inc.--Temp Fund
                Portfolio, current rate 5.500%.................     $     182,243
                                                                 ----------------
Total short-term securities (cost: $182,243)...................           182,243
                                                                 ----------------
Total investments in securities (cost: $4,841,868) (d).........     $   5,029,502
                                                                 ----------------
                                                                 ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 1.2% of net assets in foreign securities as of December 31, 1997.
(d) At December 31, 1997 the cost of securities for federal income tax purposes was $4,841,868. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $380,129
Gross unrealized depreciation..........  (192,494)
                                         --------
Net unrealized appreciation............  $187,634
                                         --------
                                         --------

INTERNATIONAL BOND PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                                           MARKET
    PRINCIPAL(b)                                                                                          VALUE(a)
--------------------                                                                                  ----------------
LONG-TERM DEBT SECURITIES (80.5%)
  AUSTRALIA (4.1%)
    Government (4.1%)
             655,000    Australian Government (Australian Dollar)........      10.000%     02/15/06      $     534,115
             655,000    Australian Government (Australian Dollar)........       9.000%     09/15/04            498,935
                                                                                                      ----------------
                                                                                                             1,033,050
                                                                                                      ----------------
  AUSTRIA (4.6%)
    Government (4.6%)
           2,000,000    Republic of Austria (Deutsch Mark)...............       6.000%     02/01/06          1,158,345
                                                                                                      ----------------
  BELGIUM (4.5%)
    Government (4.5%)
           1,900,000    Belgium Government (Deutsch Mark)................       6.250%     10/01/03          1,116,591
                                                                                                      ----------------
  DENMARK (9.1%)
    Government (9.1%)
           6,000,000    Kingdom of Denmark (Danish Kroner)...............       7.000%     12/15/04            956,273
           4,480,000    Kingdom of Denmark (Danish Kroner)...............       7.000%     11/10/24            727,561
           3,470,000    Kingdom of Denmark (Danish Kroner)...............       8.000%     03/15/06            586,632
                                                                                                      ----------------
                                                                                                             2,270,466
                                                                                                      ----------------
  GERMANY (16.8%)
    Government (13.7%)
             797,000    Bundesrepublic (Deutsch Mark)....................       6.250%     04/26/06            470,657
             547,000    Bundesrepublic (Deutsch Mark)....................       6.000%     07/04/07            318,359
             814,000    Deutschland Republic (Deutsch Mark)..............       6.000%     02/16/06            473,565
           3,143,000    Deutschland Republic (Deutsch Mark)..............       6.500%     07/04/27          1,879,579
             472,000    Treuhandanstalt (Deutsch Mark)...................       6.750%     05/13/04            285,458
    Financial (3.1%)
           1,200,000    European Investment Bank (Deutsch Mark)..........       7.750%     01/26/05            763,994
                                                                                                      ----------------
                                                                                                             4,191,612
                                                                                                      ----------------
  GREECE (1.0%)
    Government (1.0%)
          75,000,000    Hellenic Republic (Greek Drachma)................       8.900%     03/21/04            240,520
                                                                                                      ----------------
  ITALY (1.8%)
    Government (1.8%)
         715,000,000    BTPS (Italian Lira)..............................       7.750%     09/15/01            440,041
                                                                                                      ----------------
  SPAIN (6.2%)
    Government (6.2%)
          67,200,000    Government of Spain (Spanish Peseta).............      12.250%     03/25/00            510,390
         143,700,000    Government of Spain (Spanish Peseta).............       7.900%     02/28/02          1,046,371
                                                                                                      ----------------
                                                                                                             1,556,761
                                                                                                      ----------------
  SWEDEN (9.3%)
    Government (9.3%)
           6,200,000    Sweden Kingdom (Swedish Krona)...................      13.000%     06/15/01            958,982
           4,500,000    Sweden Kingdom (Swedish Krona)...................      10.250%     05/05/00            628,761
           5,700,000    Sweden Kingdom (Swedish Krona)...................       6.500%     10/25/06            745,712
                                                                                                      ----------------
                                                                                                             2,333,455
                                                                                                      ----------------
  UNITED KINGDOM (13.0%)
    Government (5.9%)
             896,000    British Treasury (British Sterling Pound)........       6.500%     12/07/03          1,478,621
    Financial (3.4%)
             500,000    International Bank Reconstruction and Development
                          (British Sterling Pound).......................       7.125%     07/30/07            857,143

              See accompanying notes to investments in securities.

INTERNATIONAL BOND PORTFOLIO

                                                                                                           MARKET
    PRINCIPAL(b)                                                                                          VALUE(a)
--------------------                                                                                  ----------------
  UNITED KINGDOM--CONTINUED
    Pharmaceuticals (3.7%)
             500,000    Glaxo (British Sterling Pound)...................       8.750%     12/01/05      $     915,435
                                                                                                      ----------------
                                                                                                             3,251,199
                                                                                                      ----------------
  UNITED STATES (9.2%)
    Government Agencies (9.2%)
           1,700,000    Federal National Mortgage Association (Australian
                          Dollar)........................................       6.375%     08/15/07          1,121,342
           2,000,000    Tennesee Valley Authority (Deutsch Mark).........       6.375%     09/18/06          1,183,495
                                                                                                      ----------------
                                                                                                             2,304,837
                                                                                                      ----------------
  ZAIRE (.9%)
    Government (.9%)
           1,250,000    Republic of South Africa (South African Rand)....      12.000%     02/28/05            237,279
                                                                                                      ----------------
                        Total long-term debt securities (cost: $20,439,940)........................         20,134,156
                                                                                                      ----------------
SHORT-TERM SECURITIES (8.0%)
       1,695,000,000    BTPS (Italian Lira)..............................      10.500%     04/15/98            973,177
       1,300,000,000    Italy (Italian Lira).............................      10.500%     11/01/98            769,503
           2,500,000    Mexican Cetes (Mexican Peso).....................      19.500%     09/24/98            270,189
                                                                                                      ----------------
                        Total short-term securities (cost: $2,034,830).............................          2,012,869
                                                                                                      ----------------
                        Total investments in securities (cost: $22,474,770) (c)....................      $  22,147,025
                                                                                                      ----------------
                                                                                                      ----------------

Notes to Investments in Securities
----------------------
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for foreign debt securities are denominated in the currencies indicated.

(c) At December 31, 1997 the cost of securities for federal income tax purposes was $22,474,770. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

                                           COST
                                         ---------
Gross unrealized appreciation..........  $  46,438
Gross unrealized depreciation..........   (374,183)
                                         ---------
Net unrealized depreciation............  $(327,745)
                                         ---------
                                         ---------

INDEX 400 MID-CAP PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                                MARKET
 SHARES                                                                                        VALUE(a)
---------                                                                                  ----------------
COMMON STOCK (99.9%)
  BASIC MATERIALS (7.4%)
    Agriculture Product (.5%)
      900  Staples Incorporated (b)......................................................     $      24,975
                                                                                           ----------------
    Aluminum (.2%)
      300  Alumax, Inc. (b)..............................................................            10,200
                                                                                           ----------------
    Chemicals (3.6%)
      300  A.Schulman, Inc...............................................................             7,537
      400  Airgas (b)....................................................................             5,600
      300  Albemarle Corporation.........................................................             7,162
      200  Betzdearborn..................................................................            12,212
      400  Cabot.........................................................................            11,050
      400  Crompton & Knowles............................................................            10,600
      300  Cytec Industries, Inc. (b)....................................................            14,081
      200  Dexter........................................................................             8,637
      800  Ethyl.........................................................................             6,150
      300  Ferro.........................................................................             7,294
      200  Georgia Gulf..................................................................             6,125
      100  H.B. Fuller Company...........................................................             4,950
      300  MA Hanna Company..............................................................             7,575
      300  Lubrizol......................................................................            11,062
      200  Mineral Technologies, Inc.....................................................             9,087
      300  Olin Corporation..............................................................            14,062
      500  RPM Incorporated..............................................................             7,625
      700  Solutia, Inc..................................................................            18,681
      300  Witco Corporation.............................................................            12,244
                                                                                           ----------------
                                                                                                    181,734
                                                                                           ----------------
    Construction (.9%)
      300  Calmat........................................................................             8,362
      300  Martin Marietta Materials.....................................................            10,969
      100  Southdown.....................................................................             5,900
      200  Vulcan Materials..............................................................            20,425
                                                                                           ----------------
                                                                                                     45,656
                                                                                           ----------------
    Iron and Steel (.6%)
      400  AK Steel Holding Corporation..................................................             7,075
      100  Carpenter Technology..........................................................             4,806
      300  Oregon Steel Mills, Inc.......................................................             6,394
      300  UCAR International (b)........................................................            11,981
                                                                                           ----------------
                                                                                                     30,256
                                                                                           ----------------
    Paper and Forest (1.6%)
      200  Bowater Incorporated..........................................................             8,887
      300  Consolidated Paper, Inc.......................................................            16,012
      500  Georgia-Pacific Corporation (b)...............................................            11,344
      400  Longview Fibre Company........................................................             6,075
      300  P.H. Glatfelter Company.......................................................             5,587
      200  Raynoier, Inc.................................................................             8,512
      500  Sonoco Products Company.......................................................            17,344
      300  Wausau Paper Mills Company....................................................             6,037
                                                                                           ----------------
                                                                                                     79,798
                                                                                           ----------------
  CAPITAL GOODS (8.5%)
    Aerospace/Defense (.6%)
      100  Precision Castparts Corporation...............................................             6,031
      300  Sundstrand Corporation........................................................            15,112

                                                                                                MARKET
 SHARES                                                                                        VALUE(a)
---------                                                                                  ----------------
  CAPITAL GOODS--CONTINUED
      100  Thiokol Corporation...........................................................     $       8,125
                                                                                           ----------------
                                                                                                     29,268
                                                                                           ----------------
    Electrical Equipment (2.6%)
      500  American Power Conversion (b).................................................            11,812
      400  Diebold.......................................................................            20,250
      400  Hubbell, Inc..................................................................            19,725
      875  Molex Incorporated............................................................            28,109
      300  SCI Systems, Inc. (b).........................................................            13,069
      700  Solectron Corporation (b).....................................................            29,094
      400  Vishay Intertechnology, Inc. (b)..............................................             9,450
                                                                                           ----------------
                                                                                                    131,509
                                                                                           ----------------
    Engineering/Construction (.3%)
      200  Jacobs Engineering Group (b)..................................................             5,075
      400  Varco International, Inc. (b).................................................             8,575
                                                                                           ----------------
                                                                                                     13,650
                                                                                           ----------------
    Machinery (.7%)
      400  Agco Corporation..............................................................            11,700
      200  Kaydon Corporation............................................................             6,525
      200  Kennametal Incorporated.......................................................            10,362
      100  Tecumseh Products Company.....................................................             4,875
                                                                                           ----------------
                                                                                                     33,462
                                                                                           ----------------
    Manufacturing (1.7%)
      300  Ametek, Inc...................................................................             8,100
      200  Carlisle Companies, Inc.......................................................             8,550
      200  Sealed Air (b)................................................................            12,350
      300  Federal Signal Corporaiton....................................................             6,487
      200  Flowserve Corporation.........................................................             5,587
      100  Nordson Corporation...........................................................             4,587
      200  Pentair, Inc..................................................................             7,187
      300  Stewart & Stevenson Services..................................................             7,650
      200  Teleflex, Inc.................................................................             7,550
      200  Trinity Industries............................................................             8,925
      200  York International Corporation................................................             7,912
                                                                                           ----------------
                                                                                                     84,885
                                                                                           ----------------
    Office Equipment (1.7%)
      300  Herman Miller, Inc............................................................            16,369
      200  Hon Industries................................................................            11,800
      400  Lexmark International Group (b)...............................................            15,200
      200  Standard Register.............................................................             6,950
      400  Unisource World Wide, Inc.....................................................             5,700
      600  US Office Products Company (b)................................................            11,775
      500  Viking Office Products, Inc (b)...............................................            10,906
      200  Wallace Computer Services, Inc................................................             7,775
                                                                                           ----------------
                                                                                                     86,475
                                                                                           ----------------
    Waste Management (.9%)
    1,200  USA Waste Services, Inc. (b)..................................................            47,100
                                                                                           ----------------

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO

                                                                                                MARKET
 SHARES                                                                                        VALUE(a)
---------                                                                                  ----------------
  COMMUNICATION SERVICES (3.3%)
    Cellular (1.1%)
      700  360 Communications Company (b)................................................     $      14,131
    1,500  Nextel Communications, Inc. (b)...............................................            39,000
                                                                                           ----------------
                                                                                                     53,131
                                                                                           ----------------
    Telecommunication (.7%)
      800  ADC Telecommunications, Inc. (b)..............................................            33,400
                                                                                           ----------------
    Telephone (1.5%)
      300  Aliant Communications, Inc....................................................             9,412
      300  Century Telephone Enterprise..................................................            14,944
      400  LCI International Incorporated (b)............................................            12,300
      400  Southern New England Telecommunications.......................................            20,125
      300  Telephone and Data Systems, Inc...............................................            13,969
      500  Vanguard Cellular Systems (b).................................................             6,375
                                                                                           ----------------
                                                                                                     77,125
                                                                                           ----------------
  CONSUMER CYCLICAL (14.4%)
    Auto (1.8%)
      200  Arvin Industries, Inc.........................................................             6,662
      100  Borg-Warner Automotive, Inc...................................................             5,200
      300  Danaher Corporation...........................................................            18,937
      200  Federal Mogul Corporation.....................................................             8,100
      300  Harsco Corporation............................................................            12,937
      400  Mark IV Industries, Inc.......................................................             8,750
      400  Meritor Automotive............................................................             8,425
      200  Modine Manufacturing Company..................................................             6,825
      200  OEA, Inc......................................................................             5,787
      300  Superior Industries International.............................................             8,044
                                                                                           ----------------
                                                                                                     89,667
                                                                                           ----------------
    Building Materials (.2%)
      700  Clayton Homes.................................................................            12,600
                                                                                           ----------------
    Construction (.3%)
      200  Lancaster Colony Corporation..................................................            11,275
      200  Stanhome, Inc.................................................................             5,137
                                                                                           ----------------
                                                                                                     16,412
                                                                                           ----------------
    Houseware (.4%)
      500  Leggett & Platt Incorporated..................................................            20,937
                                                                                           ----------------
    Leisure (1.2%)
      400  Callaway Golf Company.........................................................            11,425
      200  GTECH Holdings Corporation (b)................................................             6,387
      900  Harley-Davidson, Inc..........................................................            24,637
      700  International Game Technology.................................................            17,675
                                                                                           ----------------
                                                                                                     60,124
                                                                                           ----------------
    Lodging--Hotel (.4%)
      477  Promus Hotel Corporation (b)..................................................            20,121
                                                                                           ----------------
    Publishing (1.6%)
      400  A.H. Belo.....................................................................            22,450
      300  Lee Enterprises...............................................................             8,869
      100  Washington Post...............................................................            48,650
                                                                                           ----------------
                                                                                                     79,969
                                                                                           ----------------
    Retail (5.5%)
      400  Barnes and Noble, Inc. (b)....................................................            13,350
      400  Bed Bath & Beyond, Inc. (b)...................................................            15,400
      300  Best Buy Company, Inc. (b)....................................................            11,062
      300  Claire's Stores, Inc..........................................................             5,831
                                                                                                MARKET
 SHARES                                                                                        VALUE(a)
---------                                                                                  ----------------
  CONSUMER CYCLICAL--CONTINUED
      500  CompUSA, Inc. (b).............................................................     $      15,500
      500  Consolidated Stores Corporation (b)...........................................            21,969
      700  Dollar General Corporation....................................................            25,375
      500  Family Dollar Stores..........................................................            14,656
      200  Fastenal Company..............................................................             7,650
      300  Fingerhut Company.............................................................             6,412
      400  Fred Meyer, Inc. (b)..........................................................            14,550
      500  General Nutrition Companies (b)...............................................            17,150
      500  Heilig-Meyers Company.........................................................             6,000
      400  Kohl's, Inc. (b)..............................................................            27,250
      200  Mac Frugals Bargains Close-Outs, Inc. (b).....................................             8,225
      900  Office Depot, Inc. (b)........................................................            21,544
      700  Officemax (b).................................................................             9,975
      200  Payless Shoesource, Inc. (b)..................................................            13,425
      200  Tiffany & Company.............................................................             7,212
      500  US Filter Corporation (b).....................................................            14,969
                                                                                           ----------------
                                                                                                    277,505
                                                                                           ----------------
    Service (2.0%)
      600  Cintas (b)....................................................................            23,400
      500  Circus Circus Enterprises, Inc. (b)...........................................            10,250
      500  Omnicom Group.................................................................            21,187
      200  Pittston Company..............................................................             8,050
      300  Rollins.......................................................................             6,094
      400  Sotheby's Holdings............................................................             7,400
      300  Stewart Enterprises, Inc......................................................            13,987
      600  Viad..........................................................................            11,587
                                                                                           ----------------
                                                                                                    101,955
                                                                                           ----------------
    Textiles (1.0%)
      300  Jones Apparel Group, Inc. (b).................................................            12,900
      200  Nine West Group, Inc. (b).....................................................             5,187
      800  Shaw Industries...............................................................             9,300
      400  Unified Incorporated..........................................................            16,275
      300  Warnaco Group.................................................................             9,412
                                                                                           ----------------
                                                                                                     53,074
                                                                                           ----------------
  CONSUMER STAPLES (9.0%)
    Beverage (1.5%)
    2,200  Coca-Cola Enterprises.........................................................            78,237
                                                                                           ----------------
    Broadcasting (0.4%)
      300  A.C. Nielsen Corporation (b)..................................................             7,312
      200  Chris-Craft Industries, Inc. (b)..............................................            10,462
                                                                                           ----------------
                                                                                                     17,774
                                                                                           ----------------
    Food (2.3%)
      200  Dean Foods Company............................................................            11,900
      300  Dole Food Company.............................................................            13,725
      200  Dreyer's Grand Ice Cream, Inc.................................................             4,825
      500  Flowers Industries............................................................            10,281
      400  Hormel Foods Corporation......................................................            13,100
      500  IBP, Inc......................................................................            10,469
      400  Interstate Bakeries...........................................................            14,950
      300  Lance, Inc....................................................................             7,894
      400  McCormick & Company...........................................................            11,200
      300  Smucker.......................................................................             7,087
      200  Universal Foods...............................................................             8,450
                                                                                           ----------------
                                                                                                    113,881
                                                                                           ----------------
    Food & Health (.1%)
      200  JP Foodservice, Inc. (b)......................................................             7,400
                                                                                           ----------------

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO

                                                                                                MARKET
 SHARES                                                                                        VALUE(a)
---------                                                                                  ----------------
  CONSUMER STAPLES--CONTINUED
    Household Product (1.0%)
      600  Dial..........................................................................     $      12,488
      300  First Brands Corporation......................................................             8,081
      600  IMC Global, Inc...............................................................            19,650
      400  Premark International, Inc....................................................            11,600
                                                                                           ----------------
                                                                                                     51,819
                                                                                           ----------------
    Personal Care (.2%)
      400  Carter Wallace, Inc...........................................................             6,750
      400  Perrigo Company (b)...........................................................             5,350
                                                                                           ----------------
                                                                                                     12,100
                                                                                           ----------------
    Restaurants (1.0%)
      400  Brinker International, Inc (b)................................................             6,400
      300  Cracker Barrel Old Country Store..............................................            10,013
      300  Lone Star Steakhouse & Saloon, (b)............................................             5,250
      300  Outback Steakhouse, Inc. (b)..................................................             8,625
      500  Starbucks Corporation (b).....................................................            19,188
                                                                                           ----------------
                                                                                                     49,476
                                                                                           ----------------
    Retail (.8%)
      200  Hannaford Brothers............................................................             8,688
      500  Ruddick.......................................................................             8,719
    1,200  Tyson Foods, Inc..............................................................            24,600
                                                                                           ----------------
                                                                                                     42,007
                                                                                           ----------------
    Service (1.5%)
      400  Corrections Corporation of America (b)........................................            14,825
      200  Kelly Services................................................................             6,000
      500  Manpower......................................................................            17,625
      300  Ogden Corporation.............................................................             8,456
      500  Olston Corporation............................................................             7,500
      500  Robert Half International (b).................................................            20,000
                                                                                           ----------------
                                                                                                     74,406
                                                                                           ----------------
    Tobacco (.2%)
      200  Universal Corporation.........................................................             8,225
                                                                                           ----------------
  ENERGY (6.3%)
    Oil and Gas (6.3%)
      200  BJ Services (b)...............................................................            14,388
      800  Ensco International...........................................................            26,800
    1,000  Global Marine (b).............................................................            24,500
      500  Lyondell Petrochemical........................................................            13,250
      300  Mapco.........................................................................            13,875
      200  Murphy Oil....................................................................            10,838
      600  Nabors Industries (b).........................................................            18,863
      300  Noble Affiliates, Inc.........................................................            10,575
      800  Noble Drilling Corporation (b)................................................            24,500
      600  Pioneer Natural Resources.....................................................            17,363
      800  Ranger Oil....................................................................             5,500
      400  Seagull Energy (b)............................................................             8,250
      200  Smith International, Inc. (b).................................................            12,275
      300  Tidewater.....................................................................            16,538
      900  Tosco Corporation.............................................................            34,031
      600  Transocean Offshhore, Inc.....................................................            28,913
      500  Ultramar Diamond Shamrock Corporation.........................................            15,938
      300  Valero Energy Corporation.....................................................             9,431
      300  Weatherford, Inc. (b).........................................................            13,125
                                                                                           ----------------
                                                                                                    318,953
                                                                                           ----------------
                                                                                                MARKET
 SHARES                                                                                        VALUE(a)
---------                                                                                  ----------------
  FINANCIAL (19.1%)
    Banks (10.5%)
      300  Associated Banc Corporation...................................................     $      16,112
      300  City National Corporation.....................................................            11,081
      600  Crestar Financial Corporation.................................................            34,200
      500  First of America Bank Corporation.............................................            38,563
      700  First Security Corporation....................................................            29,313
      400  First Tennessee National Corporation..........................................            26,700
      300  First Virginia Banks, Inc.....................................................            15,506
      800  Firstar Corporation...........................................................            33,950
      700  Hibernia Corporation..........................................................            13,169
      600  Marshall & Isley Corporation..................................................            37,275
      750  Mercantile Bancorporation.....................................................            46,125
      400  Mercantile Bankshares Corporation.............................................            15,650
      600  Northern Trust Corporation....................................................            41,850
      400  Old Kent Financial Corporation................................................            15,850
      400  Pacific Century Financial Corporation.........................................             9,900
      800  Regions Financial Corporation.................................................            33,750
    1,000  Summit Bancorp................................................................            53,250
      500  TCF Financial Corporation.....................................................            16,938
      400  Union Planters Corporation....................................................            27,175
      200  Wilmington Trust Corporation..................................................            12,475
                                                                                           ----------------
                                                                                                    528,832
                                                                                           ----------------
    Commercial Finance (.3%)
      300  Finova Finance Trust..........................................................            14,906
                                                                                           ----------------
    Consumer Finance (.4%)
      400  Capital One Financial Corporation.............................................            21,675
                                                                                           ----------------
    Finance--Diversified (1.6%)
      400  AMBAC Financial Group.........................................................            18,400
      400  MCN Financing.................................................................            16,150
      500  Southtrust Corporation........................................................            31,719
      200  The PMI Group.................................................................            14,463
                                                                                           ----------------
                                                                                                     80,732
                                                                                           ----------------
    Insurance (2.3%)
      800  AFLAC, Inc....................................................................            40,900
      300  American Financial Group......................................................            12,094
      500  Old Republic Corporation......................................................            18,594
      800  Provident Companies, Inc......................................................            30,900
      200  Transatlantic Holdings, Inc...................................................            14,300
                                                                                           ----------------
                                                                                                    116,788
                                                                                           ----------------
    Investment Bankers/Brokers (3.2%)
      600  A.G. Edwards..................................................................            23,850
      700  Bear Stearns Companies........................................................            33,250
      700  Franklin Resources, Inc.......................................................            60,856
      750  Paine Webber Group, Inc.......................................................            25,922
      300  T. Rowe Price Associates......................................................            18,863
                                                                                           ----------------
                                                                                                    162,741
                                                                                           ----------------
    Savings and Loans (.8%)
      315  Charter One Financial, Inc....................................................            19,884
      700  Dime Bancorp..................................................................            20,956
                                                                                           ----------------
                                                                                                     40,840
                                                                                           ----------------
  HEALTH CARE (7.0%)
    Biotechnology (.8%)
      400  Biogen, Inc. (b)..............................................................            14,550
      400  Centocor, Inc (b).............................................................            13,300

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO

                                                                                                MARKET
 SHARES                                                                                        VALUE(a)
---------                                                                                  ----------------
  HEALTH CARE--CONTINUED
      400  Genzyme Corporation (b).......................................................     $      11,100
                                                                                           ----------------
                                                                                                     38,950
                                                                                           ----------------
    Drugs (1.9%)
      300  Bergen Brunswig Corporation...................................................            12,638
    1,000  Chiron (b)....................................................................            17,000
      200  Forest Laboratories (b).......................................................             9,863
      300  McKesson Corporation..........................................................            32,456
      100  R P Scherer Corporation (b)...................................................             6,100
      600  Watson Pharmaceuticals (b)....................................................            19,463
                                                                                           ----------------
                                                                                                     97,520
                                                                                           ----------------
    Health Care--Diversified (.3%)
      700  Ivax Corporation (b)..........................................................             4,725
      400  Quorum Health Group (b).......................................................            10,475
                                                                                           ----------------
                                                                                                     15,200
                                                                                           ----------------
    Hospital Management (.7%)
      900  Health Management Association, Inc. (b).......................................            22,725
      200  Pacificare Health System, Inc. (b)............................................            10,475
                                                                                           ----------------
                                                                                                     33,200
                                                                                           ----------------
    Managed Care (1.2%)
      200  Concentra Managed Care, Inc. (b)..............................................             6,750
      200  First Healthcare Group Corporation (b)........................................            10,225
      700  Foundation Health Systems (b).................................................            15,663
      300  Health Care and Retirement (b)................................................            12,075
      400  Novacare, Inc. (b)............................................................             5,225
      400  Vencor, Inc. (b)..............................................................             9,775
                                                                                           ----------------
                                                                                                     59,713
                                                                                           ----------------
    Medical Products/Supplies (1.5%)
      300  Allegiance Corporation........................................................            10,631
      400  Dentsply International........................................................            12,200
      400  Hillenbrand Industries, Inc...................................................            20,475
      500  Stryker Corporation...........................................................            18,625
      300  Sybron International Corporations (b).........................................            14,081
                                                                                           ----------------
                                                                                                     76,012
                                                                                           ----------------
    Special Services (.6%)
      500  Apria Healthcare Group, Inc. (b)..............................................             6,719
      300  Covance, Inc. (b).............................................................             5,963
      500  Omnicare Incorporated.........................................................            15,500
                                                                                           ----------------
                                                                                                     28,182
                                                                                           ----------------
  TECHNOLOGY (12.2%)
      500  Altera Corporation (b)........................................................            16,563
      600  America Online (b)............................................................            53,513
      900  Analog Devices, Inc. (b)......................................................            24,919
      600  Arrow Electronic, Inc. (b)....................................................            19,463
      600  Atmel Corporation (b).........................................................            11,138
      200  Avnet Incorporated............................................................            13,200
      200  Beckman Instruments, Inc......................................................             8,000
      600  BMC Software, Inc. (b)........................................................            39,375
    1,200  Cadence Design Systems, Inc. (b)..............................................            29,400
      400  Comdisco, Inc.................................................................            13,375
    1,000  Compuware Corporation (b).....................................................            32,000
      500  Cypress Semiconductor Corporation (b).........................................             4,250
      300  Electronic Arts, Inc (b)......................................................            11,344
      300  Fiserv (b)....................................................................            14,738
    1,000  Informix Corporation (b)......................................................             4,750
      400  Linear Technology Corporation.................................................            23,050
                                                                                                MARKET
 SHARES                                                                                        VALUE(a)
---------                                                                                  ----------------
  TECHNOLOGY--CONTINUED
      300  Litton Industries, Inc. (b)...................................................     $      17,250
      800  Maxim Integrated Products (b).................................................            27,600
      700  Mylan Laboratories............................................................            14,656
      600  NCR Corporation (b)...........................................................            16,688
      400  Network Associates (b)........................................................            21,150
      600  Paychex Incorporated..........................................................            30,375
      100  Policy Management Systems (b).................................................             6,956
      800  Quantum Corporation (b).......................................................            16,050
      500  Reynolds & Reynolds...........................................................             9,219
      500  Sterling Commerce, Inc. (b)...................................................            19,219
      400  Storage Technology (b)........................................................            24,775
      100  Stratus Computer (b)..........................................................             3,781
      300  Structural Dynamics Research (b)..............................................             6,750
      500  Sungard Data Systems (b)......................................................            15,500
      300  Symantec (b)..................................................................             6,581
      200  Symbol Technologies...........................................................             7,550
      400  Synopsys Incorporated (b).....................................................            14,913
      500  Teradyne Incorporated (b).....................................................            16,000
      200  Varian Associates, Inc........................................................            10,113
      400  Xilinx Incorporated (b).......................................................            14,025
                                                                                           ----------------
                                                                                                    618,229
                                                                                           ----------------
  TRANSPORTATION (1.7%)
    Air Freight (.3%)
      100  Airborne Freight Corporation..................................................             6,213
      300  CNF Transportation............................................................            11,513
                                                                                           ----------------
                                                                                                     17,726
                                                                                           ----------------
    Airlines (.2%)
      200  Alaska Airgroup, Inc. (b).....................................................             7,750
                                                                                           ----------------
    Railroads (.8%)
      100  GATX Corporation..............................................................             7,256
      400  Illinois Central Corporation..................................................            13,625
      600  Kansas City Southern Industries...............................................            19,050
                                                                                           ----------------
                                                                                                     39,931
                                                                                           ----------------
    Shipping (.3%)
      300  Alexander & Baldwin, Inc......................................................             8,194
      300  Overseas Shipholding Group....................................................             6,544
                                                                                           ----------------
                                                                                                     14,738
                                                                                           ----------------
    Trucking (.1%)
      300  Arnold Industries, Inc........................................................             5,175
                                                                                           ----------------
  UTILITIES (11.0%)
    Electric Companies (9.2%)
    1,000  AES Corporation (b)...........................................................            46,625
      700  Allegheny Energy, Inc. (b)....................................................            22,750
      300  Central Louisiana Electric....................................................             9,713
      600  CMS Energy Corporation........................................................            26,438
      400  Delmarva Power & Light Company................................................             9,225
      600  Florida Progress Corporation..................................................            23,550
      200  Hawiian Electric Industries...................................................             8,175
      200  Idaho Power Company...........................................................             7,525
      400  Illinova Corporation..........................................................            10,775
      300  Ipalco Enterprises, Inc.......................................................            12,581
      400  Kansas City Power & Light.....................................................            11,825
      400  LG&E Energy Corporation.......................................................             9,900
      600  Midamerican Energy Holdings...................................................            13,200
      200  Minnesota Power & Light Company...............................................             8,713
      300  Montana Power Company.........................................................             9,544

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO

                                                                                                MARKET
 SHARES                                                                                        VALUE(a)
---------                                                                                  ----------------
  UTILITIES--CONTINUED
      300  Nevada Power Company..........................................................     $       7,969
      600  New Century Energies, Inc.....................................................            28,763
      400  New England Electric System...................................................            17,100
      400  New York State Electric & Gas.................................................            14,200
      400  Nipsco Industries, Inc........................................................            19,775
      700  Northeast Utilities...........................................................             8,269
      200  OGE Energy Corporation........................................................            10,938
      500  Pinnacle West Capital Corporation.............................................            21,188
      700  Potomac Electric Power Company................................................            18,069
      500  Puget Sound Energy, Inc.......................................................            15,094
      600  Scana Corporation.............................................................            17,963
      700  Teco Energy...................................................................            19,688
      300  Utilicorp United, Inc.........................................................            11,644
      600  Wisconsin Energy..............................................................            17,250
      200  WPL Holdings..................................................................             6,625
                                                                                           ----------------
                                                                                                    465,074
                                                                                           ----------------
                                                                                                MARKET
 SHARES                                                                                        VALUE(a)
---------                                                                                  ----------------
  UTILITIES--CONTINUED
    Natural Gas (1.3%)
      400  AGL Resources.................................................................     $       8,175
      300  El Paso Natural Gas Company...................................................            19,950
      300  Keyspan Energy................................................................            11,044
      200  National Fuel Gas Company.....................................................             9,738
      200  Questar Corporation...........................................................             8,925
      300  Washington Gas Light..........................................................             9,281
                                                                                           ----------------
                                                                                                     67,113
                                                                                           ----------------
    Power Products--Industrial (.2%)
      400  Cal Energy Company (b)........................................................            11,500
                                                                                           ----------------
    Water Utilities (.3%)
      500  American Water Works, Inc.....................................................            13,656
                                                                                           ----------------
Total common stock (cost: $4,994,762)....................................................         5,045,449
                                                                                           ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES ( -- )
$    2,311   Temporary Investment Fund--Temp Fund Portfolio, current rate 5.500%............          2,311
                                                                                               ------------
             Total short-term securities (cost: $2,311).....................................          2,311
                                                                                               ------------
             Total investments in securities (cost: $4,997,073) (c).........................   $  5,047,760
                                                                                               ------------
                                                                                               ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1997 the cost of securities for federal income tax purposes was $4,997,073. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $ 365,101
Gross unrealized depreciation.....................   (314,414)
                                                    ---------
Net unrealized appreciation.......................  $  50,687
                                                    ---------
                                                    ---------

MACRO-CAP VALUE PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
COMMON STOCKS (96.0%)
  BASIC MATERIALS (.5%)
    Iron and Steel (.5%)
  900   Allegheny Teledyne, Inc................................................     $      23,288
                                                                                 ----------------
  CAPITAL GOODS (10.3%)
    Aerospace/Defense (.5%)
  400   Boeing Company.........................................................            19,575
                                                                                 ----------------
    Electrical Equipment (1.7%)
  900   Emerson Electric Company...............................................            50,794
  600   Motorola, Inc..........................................................            34,238
                                                                                 ----------------
                                                                                           85,032
                                                                                 ----------------
    Machinery (2.2%)
2,200   Cooper Industries, Inc.................................................           107,800
                                                                                 ----------------
    Manufacturing (3.2%)
2,400   Allied Signal, Inc.....................................................            93,450
1,400   Tyco International Ltd.................................................            63,088
                                                                                 ----------------
                                                                                          156,538
                                                                                 ----------------
    Manufacturing--Diversified (1.2%)
1,500   Tenneco, Inc...........................................................            59,250
                                                                                 ----------------
    Waste Disposal (1.5%)
2,800   Waste Management, Inc..................................................            77,000
                                                                                 ----------------
  COMMUNICATION SERVICES (4.3%)
    Telephone (4.3%)
1,400   Sprint Corporation.....................................................            82,075
3,000   MCI Communications Company.............................................           128,438
                                                                                 ----------------
                                                                                          210,513
                                                                                 ----------------
  CONSUMER CYCLICAL (20.9%)
    Auto Related (1.9%)
1,500   Goodyear Tire & Rubber.................................................            95,438
                                                                                 ----------------
    Household Products (2.1%)
1,300   Procter & Gamble Company...............................................           103,756
                                                                                 ----------------
    Consumer Products (13.0%)
2,700   Anheuser Busch Co., Inc................................................           118,800
3,000   Fruit of the Loom (b)..................................................            76,875
1,600   Pepsico, Inc...........................................................            58,300
2,100   Philip Morris Cos., Inc................................................            95,156
  800   Ralston Purina Group...................................................            74,350
1,300   Temple Inland Company..................................................            68,006
  500   Time Warner, Inc.......................................................            31,000
2,100   US West Media Group (b)................................................            60,638
1,200   Westpoint Stevens, Inc. (b)............................................            56,700
                                                                                 ----------------
                                                                                          639,825
                                                                                 ----------------
    Lodgings and Hotels (.6%)
  400   ITT Corporation (b)....................................................            33,150
                                                                                 ----------------
    Retail (3.3%)
1,100   Circuit City Stores....................................................            39,119
1,000   Federated Department Stores (b)........................................            43,063
2,600   Toys R Us (b)..........................................................            81,738
                                                                                 ----------------
                                                                                          163,920
                                                                                 ----------------

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
  ENERGY (11.8%)
    Oil--Energy (11.8%)
  600   Atlantic Richfield Company.............................................     $      48,075
1,600   Enron Corporation......................................................            66,500
1,100   Exxon Corporation......................................................            67,306
3,100   Input/Output, Inc. (b).................................................            92,031
1,300   Mobil Corporation......................................................            93,844
1,700   Occidental Petro Corporation...........................................            49,831
4,300   Tosco Corporation......................................................           162,594
                                                                                 ----------------
                                                                                          580,181
                                                                                 ----------------
  FINANCIAL (16.3%)
    Banks (6.1%)
  400   Chase Manhattan........................................................            43,800
2,100   First Union Corporation................................................           107,625
  700   Fleet Financial Group..................................................            52,456
1,200   Nationsbank Corporation................................................            72,975
  400   Southtrust Corporation.................................................            25,375
                                                                                 ----------------
                                                                                          302,231
                                                                                 ----------------
    Finance--Diversified (1.1%)
  600   American Express Company...............................................            53,550
                                                                                 ----------------
    Insurance (3.2%)
1,300   Providian Financial Corporation (b)....................................            58,744
1,300   Marsh & McLennan Company...............................................            96,931
                                                                                 ----------------
                                                                                          155,675
                                                                                 ----------------
    Investment Bankers/Brokers (1.2%)
1,000   Morgan Stanley Dean Witter.............................................            59,125
                                                                                 ----------------
    Real Estate Investment Trust (3.3%)
1,600   Simon Debartolo Group..................................................            52,300
1,900   Starwood Lodging.......................................................           109,963
                                                                                 ----------------
                                                                                          162,263
                                                                                 ----------------
    Savings and Loans (1.4%)
1,100   Washington Mutual, Inc.................................................            70,194
                                                                                 ----------------
  HEALTHCARE (11.9%)
    Chemicals and Drugs (9.1%)
1,600   Albemarle Corporation..................................................            38,200
  100   Crescendo Pharmaceuticals Corporation (b)..............................             1,156
  400   Dow Chemical Company...................................................            40,600
1,700   Humana Inc (b).........................................................            35,275
1,300   Pfizer.................................................................            96,931
2,200   United HealthCare Corporation..........................................           109,313
1,000   Warner Lambert Company.................................................           124,000
                                                                                 ----------------
                                                                                          445,475
                                                                                 ----------------
    Health Products/Care (2.8%)
1,300   Merck & Co.............................................................           138,125
                                                                                 ----------------
  INTERNATIONAL CABLE (2.4%)
    Internet & Telephone Ventures (2.4%)
4,100   Telecom-TCI Ventures (b)...............................................           116,081
                                                                                 ----------------
  TECHNOLOGY (10.9%)
1,300   Bay Networks, Inc. (b).................................................            33,231
  600   Cisco Systems, Inc. (b)................................................            33,450
3,600   EMC Corporation (b)....................................................            98,775

              See accompanying notes to investments in securities.

MACRO-CAP VALUE PORTFOLIO

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
  TECHNOLOGY--CONTINUED
2,900   First Data Corporation.................................................     $      84,825
1,000   IBM Corporation........................................................           104,563
1,900   International Game Technology..........................................            47,975
  400   Perkin Elmer Corporation...............................................            28,425
2,400   Quantum Corporation (b)................................................            48,150
1,500   Sun Microsystems (b)...................................................            59,813
                                                                                 ----------------
                                                                                          539,207
                                                                                 ----------------
  TRANSPORTATION (2.7%)
1,500   Union Pacific Corporation..............................................            93,656
1,600   Wisconsin Central (b)..................................................            37,400
                                                                                 ----------------
                                                                                          131,056
                                                                                 ----------------
                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
  UTILITIES (4.0%)
    Electric (4.0%)
  900   Dominion Resources.....................................................     $      38,306
2,000   GTE Corporation........................................................           104,500
  600   New England Electric...................................................            25,650
  500   Northern States Power..................................................            29,121
                                                                                 ----------------
                                                                                          197,577
                                                                                 ----------------
Total common stocks (cost $4,804,242)..........................................         4,725,825
                                                                                 ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (2.2%)
    U.S. Treasury Bill (2.2%)
 $107,000     U.S. Treasury Bill...............................    5.18%   01/22/98       106,662
                                                                                      -----------
              Total short-term securities (cost: $106,336).........................       106,662
                                                                                      -----------
              Total Investment in securities (cost: $4,910,578) (c)................   $ 4,832,487
                                                                                      -----------
                                                                                      -----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1997 the cost of securities for federal income tax purposes was $4,916,768. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $  2,112,312
Gross unrealized depreciation..........    (2,196,593)
                                         ------------
Net unrealized depreciation............  $    (84,281)
                                         ------------
                                         ------------

MICRO-CAP GROWTH PORTFOLIO

INVESTMENTS IN SECURITIES

DECEMBER 31, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                            MARKET
SHARES                                                                                     VALUE(a)
-------                                                                                ----------------
COMMON STOCK (93.2%)
  CAPITAL GOODS (2.9%)
    Electrical Equipment (1.0%)
 2,400   Advanced Lighting Technologies (b)..........................................     $      45,600
                                                                                       ----------------
    Manufacturing (.7%)
 3,300   Rockshox, Inc. (b)..........................................................            30,525
                                                                                       ----------------
    Waste Management (1.2%)
 2,600   Eastern Environmental Services, Inc. (b)....................................            57,200
                                                                                       ----------------
  COMMUNICATION SERVICES (5.4%)
    Cellular (1.9%)
 4,300   Boston Communications Group (b).............................................            46,762
 2,700   LCC International Incorporated (b)..........................................            39,150
                                                                                       ----------------
                                                                                                 85,912
                                                                                       ----------------
    Telecommunication (1.6%)
 2,800   ITC Deltacom, Inc. (b)......................................................            46,200
 1,500   Metromedia Fiber Network (b)................................................            24,937
                                                                                       ----------------
                                                                                                 71,137
                                                                                       ----------------
    Telephone (1.9%)
 2,400   ChiRex, Inc. (b)............................................................            42,300
 2,100   Nextlink Communications, Inc. (b)...........................................            44,756
                                                                                       ----------------
                                                                                                 87,056
                                                                                       ----------------
  CONSUMER CYCLICAL (18.7%)
    Building Materials (1.1%)
 2,500   Modtech, Inc. (b)...........................................................            48,750
                                                                                       ----------------
    Leisure (2.6%)
 2,600   Family Golf Centers (b).....................................................            81,575
 2,000   SCP Pool Corporation (b)....................................................            38,500
                                                                                       ----------------
                                                                                                120,075
                                                                                       ----------------
    Lodging--Hotel (1.7%)
 3,200   Silverleaf Resorts, Inc. (b)................................................            78,400
                                                                                       ----------------
    Retail (7.8%)
 2,000   Children's Place Retail Stores (b)..........................................            10,250
 1,900   Gadzooks, Inc. (b)..........................................................            39,900
   800   Guitar Center, Inc. (b).....................................................            18,400
 2,500   Holt's Cigar Holdings, Inc. (b).............................................            22,812
 2,400   Hot Topic (b)...............................................................            54,600
 2,000   Kenneth Cole Productions (b)................................................            32,125
 1,200   North Face Incorporated (b).................................................            26,400
 1,700   Paul Harris Stores (b)......................................................            17,106
 1,700   Quiksilver, Inc. (b)........................................................            48,662
   900   SED International (b).......................................................            10,125
 6,500   The Bombay Company, Inc. (b)................................................            30,062
 1,800   Track 'N Trail, Inc. (b)....................................................            15,975
 2,200   Vans, Inc. (b)..............................................................            33,275
                                                                                       ----------------
                                                                                                359,692
                                                                                       ----------------
    Service (4.0%)
 1,300   Abacus Direct Corporation (b)...............................................            53,300
 4,400   Coinstar, Inc. (b)..........................................................            40,150
 2,600   Mac-Gray Corporation (b)....................................................            40,625

                                                                                            MARKET
SHARES                                                                                     VALUE(a)
-------                                                                                ----------------
  CONSUMER CYCLICAL--CONTINUED
 3,200   Pegasus Systems, Inc. (b)...................................................     $      47,600
                                                                                       ----------------
                                                                                                181,675
                                                                                       ----------------
    Textiles (1.5%)
 2,400   Ashworth, Inc. (b)..........................................................            26,400
 2,000   Novel Denim Holdings Ltd (b)................................................            40,000
                                                                                       ----------------
                                                                                                 66,400
                                                                                       ----------------
  CONSUMER STAPLES (7.4%)
    Entertainment (0.8%)
 2,500   N2K, Inc. (b)...............................................................            36,562
                                                                                       ----------------
    Restaurants (1.5%)
 2,000   Papa John's International, Inc. (b).........................................            69,750
                                                                                       ----------------
    Service (5.1%)
 1,000   AHL Services, Inc. (b)......................................................            24,625
 1,600   Eagle Geophysical, Inc. (b).................................................            20,800
 2,200   Metzler Group, Inc. (b).....................................................            88,275
 3,400   Seitel, Inc. (b)............................................................            58,225
 2,300   SOS Staffing Services (b)...................................................            43,412
                                                                                       ----------------
                                                                                                235,337
                                                                                       ----------------
  ENERGY (5.3%)
    Oil and Gas (5.3%)
 1,900   Cross Timbers Oil Company...................................................            47,381
 1,900   Edge Petroleum Corporation (b)..............................................            21,850
   800   Evergreen Resources, Inc. (b)...............................................            12,400
 2,800   HS Resources, Inc. (b)......................................................            38,675
10,500   National Energy Group, Inc. (b).............................................            42,656
 1,300   Petroglyph Energy, Inc. (b).................................................            10,725
 7,300   Unit Corporation (b)........................................................            70,262
                                                                                       ----------------
                                                                                                243,949
                                                                                       ----------------
  FINANCIAL (9.9%)
    Banks (2.5%)
 2,900   Andover Bancorp, Inc........................................................           116,725
                                                                                       ----------------
    Insurance (1.8%)
 1,600   Arm Financial Group.........................................................            42,200
 1,900   Healthcare Recoveries, Inc. (b).............................................            42,275
                                                                                       ----------------
                                                                                                 84,475
                                                                                       ----------------
    Real Estate Investment Trust (5.6%)
 2,500   Bedford Property Investors..................................................            54,687
 3,400   Golf Trust of America, Inc..................................................            98,600
 4,000   Storage Trust Realty........................................................           105,250
                                                                                       ----------------
                                                                                                258,537
                                                                                       ----------------
  HEALTH CARE (15.1%)
    Biotechnology (2.0%)
 2,900   Celgene Corporation (b).....................................................            24,469
 2,400   Digene Corporation (b)......................................................            20,700
 2,700   Fuisz Technologies (b)......................................................            22,950
 5,000   Lifecell Corporation (b)....................................................            23,125
                                                                                       ----------------
                                                                                                 91,244
                                                                                       ----------------

              See accompanying notes to investments in securities.

MICRO-CAP GROWTH PORTFOLIO

                                                                                            MARKET
SHARES                                                                                     VALUE(a)
-------                                                                                ----------------
  HEALTH CARE--CONTINUED
    Drugs (7.9%)
 3,100   Algos Pharmaceuticals (b)...................................................     $      93,000
 1,900   Anesta Corporation (b)......................................................            31,113
 4,200   Guilford Pharmaceuticals, Inc. (b)..........................................            84,525
 1,900   Onyx Pharmaceuticals, Inc. (b)..............................................            14,725
 2,500   Pathogenesis Corporation (b)................................................            92,813
 2,600   Spiros Development Corporation II (b).......................................            44,525
                                                                                       ----------------
                                                                                                360,701
                                                                                       ----------------
    Hospital Management (1.2%)
 2,400   Horizon Health Corporation (b)..............................................            55,800
                                                                                       ----------------
    Medical Products/Supplies (1.3%)
 2,200   Hanger Orthopedic Group (b).................................................            28,325
 1,800   Urologix Incorporated (b)...................................................            32,625
                                                                                       ----------------
                                                                                                 60,950
                                                                                       ----------------
    Special Services (2.7%)
 2,300   Assisted Living Concepts, Inc. (b)..........................................            45,425
 1,900   Dental Care Alliance, Inc. (b)..............................................            19,950
 2,500   Equity Corporation (b)......................................................            57,813
                                                                                       ----------------
                                                                                                123,188
                                                                                       ----------------
  TECHNOLOGY (28.3%)
 1,100   Ace Communication Corporation (b)...........................................            12,994
 1,900   Advanced Energy Industries (b)..............................................            28,381
 1,900   Arbor Software Corporation (b)..............................................            76,950
 2,300   Aspen Technology (b)........................................................            78,775
 2,100   Aurora Biosciences Corporation (b)..........................................            27,563
 1,700   Concentric Network Corporation (b)..........................................            15,088
 2,000   Credit Management Solutions (b).............................................            26,000
                                                                                            MARKET
SHARES                                                                                     VALUE(a)
-------                                                                                ----------------
  TECHNOLOGY--CONTINUED
 2,700   Envoy Corporation (b).......................................................     $      78,638
 1,900   Information Management Association (b)......................................            17,813
 2,700   Insight Enterprises, Inc. (b)...............................................            99,225
 1,100   Inspire Insurance Solutions (b).............................................            22,963
 2,100   International Manufacturing Services, Inc. (b)..............................            15,225
 3,200   Intevac Incorporated (b)....................................................            31,200
 2,400   JDA Software Group, Inc. (b)................................................            84,000
 2,300   Mas Technology Limited (b)..................................................            39,963
 2,300   Maxwell Technologies, Inc. (b)..............................................            53,475
 2,100   Natural Microsystems Corporation (b)........................................            97,650
 1,700   Oak Technology, Inc. (b)....................................................            11,050
 2,400   Omtool Ltd (b)..............................................................            24,600
 1,900   Peritus Software Services (b)...............................................            38,713
 1,600   Photronics Incorporated (b).................................................            38,800
 2,600   Remec Incorporated (b)......................................................            58,500
 2,300   RF Micro Devices, Inc. (b)..................................................            28,319
 1,800   Sawtek, Inc. (b)............................................................            47,475
 6,000   Software AG Systems, Inc. (b)...............................................            87,000
 2,200   Sportsline USA, Inc. (b)....................................................            23,650
 1,900   Transcrypt International, Inc. (b)..........................................            47,263
 4,100   Trident Microsystems (b)....................................................            37,156
 2,200   Vestcom International (b)...................................................            49,225
                                                                                       ----------------
                                                                                              1,297,654
                                                                                       ----------------
  TRANSPORTATION (0.2%)
    Transport Services (0.2%)
 1,200   Preview Travel, Inc. (b)....................................................             9,075
                                                                                       ----------------
Total common stock (cost: $4,734,534)................................................         4,276,369
                                                                                       ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (5.0%)
 $231,676     Temporary Investment Fund, Inc.--Temp Fund Portfolio, current rate
                5.500%...................................................................       231,676
                                                                                            -----------
              Total short-term securities (cost: $231,676)...............................       231,676
                                                                                            -----------
              Total investments in securities (cost: $4,966,210) (c).....................   $ 4,508,045
                                                                                            -----------
                                                                                            -----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1997 the cost of securities for federal income tax purposes was $4,966,210. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 235,937
Gross unrealized depreciation..........   (694,102)
                                         ---------
Net unrealized depreciation............  $(458,165)
                                         ---------
                                         ---------

                 (This page has been left blank intentionally.)

ADVANTUS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                                  MONEY            ASSET           MORTGAGE
                                               GROWTH            BOND            MARKET         ALLOCATION        SECURITIES
                                             PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                           --------------    -------------    -------------    -------------     -------------
                 ASSETS
Investments in securities, at market
   value--see accompanying schedules for
   detailed listing*....................   $  326,267,298    $ 138,468,768    $  54,259,425    $ 508,661,190     $ 101,192,746
Cash in bank on demand deposit..........           16,240          422,808                6          457,559            22,017
Receivable for Fund shares sold.........          398,866          299,700          142,677          393,061           123,452
Receivable for investment securities
   sold.................................       59,857,923           34,683               --          127,856         4,860,615
Dividends and accrued interest
   receivable...........................          411,392        1,685,504           54,414        2,702,424           703,536
Receivable for refundable foreign income
   taxes withheld.......................               --               --               --               --                --
                                           --------------    -------------    -------------    -------------     -------------
      Total assets......................      386,951,719      140,911,463       54,456,522      512,342,090       106,902,366
                                           --------------    -------------    -------------    -------------     -------------
              LIABILITIES
Payable to Minnesota Mutual.............               --           67,111               --               --                --
Payable for Fund shares repurchased.....          281,941          100,485          873,232          266,384            83,428
Payable for investment securities
   purchased............................       55,853,629          920,073               --        4,855,592         7,585,838
                                           --------------    -------------    -------------    -------------     -------------
      Total liabilities.................       56,135,570        1,087,669          873,232        5,121,976         7,669,266
                                           --------------    -------------    -------------    -------------     -------------
Net assets applicable to outstanding
   capital stock........................   $  330,816,149    $ 139,823,794    $  53,583,290    $ 507,220,114     $  99,233,100
                                           --------------    -------------    -------------    -------------     -------------
                                           --------------    -------------    -------------    -------------     -------------
Represented by:
    Capital stock--authorized 10
     trillion shares of $.01 par
     value**............................   $    1,378,513    $   1,054,816    $     535,833    $   2,500,504     $     819,342
    Additional paid-in capital..........      236,640,372      126,162,034       53,047,457      378,957,499        93,138,453
    Undistributed net investment
     income.............................        3,415,606        8,612,808               --       14,159,977         5,857,983
    Accumulated net realized gains
     (losses) from investments and
     foreign currency transactions......       53,880,278        1,806,307               --       34,566,653        (2,893,070)
    Unrealized appreciation of
     investments and translation of
     assets and liabilities in foreign
     currencies.........................       35,501,380        2,187,829               --       77,035,481         2,310,392
                                           --------------    -------------    -------------    -------------     -------------
      Total--representing net assets
       applicable to outstanding capital
       stock............................   $  330,816,149    $ 139,823,794    $  53,583,290    $ 507,220,114     $  99,233,100
                                           --------------    -------------    -------------    -------------     -------------
                                           --------------    -------------    -------------    -------------     -------------
Net asset value per share of outstanding
   capital stock........................   $         2.40    $        1.33    $        1.00    $        2.03     $        1.21
                                           --------------    -------------    -------------    -------------     -------------
                                           --------------    -------------    -------------    -------------     -------------
 *Identified cost.......................   $  290,765,918    $ 136,280,939    $  54,259,425    $ 431,625,709     $  98,882,354
**Shares outstanding....................      137,851,279      105,481,554       53,583,290      250,050,390        81,934,154

See accompanying notes to financial statements.

                                                                                                                   MATURING
                                                                CAPITAL        INTERNATIONAL        SMALL         GOVERNMENT
                                             INDEX 500       APPRECIATION          STOCK           COMPANY         BOND 1998
                                             PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                            ------------     -------------     -------------     ------------     -----------
                 ASSETS
Investments in securities, at market
   value--see accompanying schedules for
   detailed listing*....................    $383,173,047     $294,375,385      $286,396,853      $185,393,446     $6,252,225
Cash in bank on demand deposit..........           2,983                5             2,842            12,672              4
Receivable for Fund shares sold.........         562,548          317,083           393,325           331,684            211
Receivable for investment securities
   sold.................................         683,336               --                --           559,234             --
Dividends and accrued interest
   receivable...........................         456,825          117,869           499,880            79,208             91
Receivable for refundable foreign income
   taxes withheld.......................              --               --           208,593                --             --
                                            ------------     -------------     -------------     ------------     -----------
      Total assets......................     384,878,739      294,810,342       287,501,493       186,376,244      6,252,531
                                            ------------     -------------     -------------     ------------     -----------
              LIABILITIES
Payable to Minnesota Mutual.............              --               --             6,734                37             --
Payable for Fund shares repurchased.....         281,810          145,106           324,323           137,429         16,488
Payable for investment securities
   purchased............................       3,846,210               --                --         3,322,046             --
                                            ------------     -------------     -------------     ------------     -----------
      Total liabilities.................       4,128,020          145,106           331,057         3,459,512         16,488
                                            ------------     -------------     -------------     ------------     -----------
Net assets applicable to outstanding
   capital stock........................    $380,750,719     $294,665,236      $287,170,436      $182,916,732     $6,236,043
                                            ------------     -------------     -------------     ------------     -----------
                                            ------------     -------------     -------------     ------------     -----------
Represented by:
    Capital stock--authorized 10
     trillion shares of $.01 par
     value**............................    $  1,226,769     $  1,033,243      $  1,683,808      $  1,105,539     $   57,609
    Additional paid-in capital..........     243,805,196      186,067,577       225,509,778       152,877,122      5,755,943
    Undistributed net investment
     income.............................       3,885,375               --         8,175,659                --        382,323
    Accumulated net realized gains
     (losses) from investments and
     foreign currency transactions......       1,917,334       17,585,345         3,222,393        (3,384,175)         1,855
    Unrealized appreciation of
     investments and translation of
     assets and liabilities in foreign
     currencies.........................     129,916,045       89,979,071        48,578,798        32,318,246         38,313
                                            ------------     -------------     -------------     ------------     -----------
      Total--representing net assets
       applicable to outstanding capital
       stock............................    $380,750,719     $294,665,236      $287,170,436      $182,916,732     $6,236,043
                                            ------------     -------------     -------------     ------------     -----------
                                            ------------     -------------     -------------     ------------     -----------
Net asset value per share of outstanding
   capital stock........................    $       3.10     $       2.85      $       1.71      $       1.65     $     1.08
                                            ------------     -------------     -------------     ------------     -----------
                                            ------------     -------------     -------------     ------------     -----------
 *Identified cost.......................    $253,257,002     $204,396,314      $237,803,732      $153,075,200     $6,213,912
**Shares outstanding....................     122,676,901      103,324,345       168,380,763       110,553,949      5,760,905

                                            MATURING         MATURING         MATURING
                                           GOVERNMENT       GOVERNMENT       GOVERNMENT          VALUE
                                           BOND 2002        BOND 2006        BOND 2010           STOCK
                                           PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                          ------------     ------------     ------------     -------------
                 ASSETS
Investments in securities, at market
   value--see accompanying schedules for
   detailed listing*....................  $ 4,196,186      $ 3,919,480      $ 3,189,972      $ 207,695,485
Cash in bank on demand deposit..........            2                3                5              7,656
Receivable for Fund shares sold.........       25,191               69               51            499,316
Receivable for investment securities
   sold.................................      215,675               --              530                 --
Dividends and accrued interest
   receivable...........................           45              259              218            249,469
Receivable for refundable foreign income
   taxes withheld.......................           --               --               --                 --
                                          ------------     ------------     ------------     -------------
      Total assets......................    4,437,099        3,919,811        3,190,776        208,451,926
                                          ------------     ------------     ------------     -------------
              LIABILITIES
Payable to Minnesota Mutual.............           --               --               --                 --
Payable for Fund shares repurchased.....       13,071           19,624           14,393            219,092
Payable for investment securities
   purchased............................      215,586               --               --            139,440
                                          ------------     ------------     ------------     -------------
      Total liabilities.................      228,657           19,624           14,393            358,532
                                          ------------     ------------     ------------     -------------
Net assets applicable to outstanding
   capital stock........................  $ 4,208,442      $ 3,900,187      $ 3,176,383      $ 208,093,394
                                          ------------     ------------     ------------     -------------
                                          ------------     ------------     ------------     -------------
Represented by:
    Capital stock--authorized 10
     trillion shares of $.01 par
     value**............................  $    39,196      $    33,659      $    24,578      $   1,201,804
    Additional paid-in capital..........    3,950,445        3,494,670        2,647,525        189,516,954
    Undistributed net investment
     income.............................       30,884           36,152          166,131                 --
    Accumulated net realized gains
     (losses) from investments and
     foreign currency transactions......        8,948          (10,513)          (5,377)           100,825
    Unrealized appreciation of
     investments and translation of
     assets and liabilities in foreign
     currencies.........................      178,969          346,219          343,526         17,273,811
                                          ------------     ------------     ------------     -------------
      Total--representing net assets
       applicable to outstanding capital
       stock............................  $ 4,208,442      $ 3,900,187      $ 3,176,383      $ 208,093,394
                                          ------------     ------------     ------------     -------------
                                          ------------     ------------     ------------     -------------
Net asset value per share of outstanding
   capital stock........................  $      1.07      $      1.16      $      1.29      $        1.73
                                          ------------     ------------     ------------     -------------
                                          ------------     ------------     ------------     -------------
 *Identified cost.......................  $ 4,017,217      $ 3,573,261      $ 2,846,446      $ 190,421,674
**Shares outstanding....................    3,919,602        3,365,936        2,457,797        120,180,377

ADVANTUS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES--CONTINUED
DECEMBER 31, 1997

                                                SMALL
                                               COMPANY        INTERNATIONAL       INDEX 400         MACRO-CAP         MICRO-CAP
                                                VALUE             BOND             MID-CAP            VALUE            GROWTH
                                              PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                            -------------     -------------     -------------     -------------     -------------
                 ASSETS
Investments in securities, at market
   value--see accompanying schedules for
   detailed listing*....................    $   5,029,502     $ 22,147,025      $  5,047,760      $  4,832,487      $  4,508,045
Cash in bank on demand deposit..........          111,426           14,842             9,245                --                --
Receivable for Fund shares sold.........           30,981            5,341            19,103            34,474            29,755
Receivable for investment securities
   sold.................................              172        8,972,981           140,096            69,328           128,982
Dividends and accrued interest
   receivable...........................            7,668          804,895             4,288             6,815             1,868
Unrealized appreciation on forward
   foreign currency contracts held, at
   value (note 4).......................               --          256,614                --                --                --
                                            -------------     -------------     -------------     -------------     -------------
      Total assets......................        5,179,749       32,201,698         5,220,492         4,943,104         4,668,650
                                            -------------     -------------     -------------     -------------     -------------
              LIABILITIES
Payable to Minnesota Mutual.............               --               --                --               458                --
Bank overdraft..........................               --               --                --             1,279                50
Payable for Fund shares repurchased.....            2,444            3,661             1,740             1,719             1,912
Payable for investment securities
   purchased............................               --        7,111,990           166,862            16,224            75,763
Unrealized depreciation on forward
   foreign currency contracts held at
   value (note 4).......................               --           67,327                --                --                --
                                            -------------     -------------     -------------     -------------     -------------
      Total liabilities.................            2,444        7,182,978           168,602            19,680            77,725
                                            -------------     -------------     -------------     -------------     -------------
Net assets applicable to outstanding
   capital stock........................    $   5,177,305     $ 25,018,720      $  5,051,890      $  4,923,424      $  4,590,925
                                            -------------     -------------     -------------     -------------     -------------
                                            -------------     -------------     -------------     -------------     -------------
Represented by:
    Capital stock--authorized 10
     trillion shares of $.01 par
     value**............................    $      50,181     $    254,168      $     50,140      $     50,531      $     51,736
    Additional paid-in capital..........        4,978,357       25,144,115         4,967,654         5,004,332         5,109,754
    Undistributed (distributions in
     excess of) net investment income...           14,790         (212,717)           11,340               372                --
    Accumulated net realized gains
     (losses) from investments and
     foreign currency transactions......          (53,657)          (5,023)          (27,931)          (53,720)         (112,400)
    Unrealized appreciation of
     investments and translation of
     assets and liabilities in foreign
     currencies.........................          187,634         (161,823)           50,687           (78,091)         (458,165)
                                            -------------     -------------     -------------     -------------     -------------
      Total--representing net assets
       applicable to outstanding capital
       stock............................    $   5,177,305     $ 25,018,720      $  5,051,890      $  4,923,424      $  4,590,925
                                            -------------     -------------     -------------     -------------     -------------
                                            -------------     -------------     -------------     -------------     -------------
Net asset value per share of outstanding
   capital stock........................    $        1.03     $        .98      $       1.01      $        .97      $        .89
                                            -------------     -------------     -------------     -------------     -------------
                                            -------------     -------------     -------------     -------------     -------------
 *Identified cost.......................    $   4,841,868     $ 22,474,770      $  4,997,073      $  4,910,578      $  4,966,210
**Shares outstanding....................        5,018,137       25,416,797         5,014,014         5,053,131         5,173,592

See accompanying notes to financial statements.

ADVANTUS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

                                                                         MONEY          ASSET        MORTGAGE
                                             GROWTH         BOND         MARKET       ALLOCATION    SECURITIES
                                           PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
                                          ------------   -----------   ----------    ------------   -----------
Investment income:
    Interest............................  $    611,860   $ 8,906,707   $4,037,093    $ 14,256,880   $6,283,524
    Dividends (net of foreign
     withholding taxes of $819,944 for
     International Stock Portfolio).....     4,424,508       475,626           --       2,434,595       64,697
                                          ------------   -----------   ----------    ------------   -----------
        Total investment income.........     5,036,368     9,382,333    4,037,093      16,691,475    6,348,221
                                          ------------   -----------   ----------    ------------   -----------
Expenses (note 5):
    Investment advisory fee.............     1,466,591       673,785      353,186       2,284,255      413,651
    Custodian fees......................         8,030         5,576        6,048          17,281        8,454
    Administrative service fee..........        29,600        29,600       29,600          29,600       29,600
    Auditing and accounting services....        17,033         7,552        4,953          31,040        8,683
    Legal fees..........................         1,862         1,862        1,862           1,862        1,862
    Registration fees...................           840           465        1,467              42            7
    Printing, shareholder reports and
     shareholder meetings...............        88,536        44,133       16,926         144,428       25,144
    Directors' fees.....................         3,782         1,752          689           5,967        1,085
    Insurance...........................         3,464         2,207        1,517           3,965        1,752
    Other...............................         1,023         2,593           --          13,058           --
                                          ------------   -----------   ----------    ------------   -----------
        Total expenses..................     1,620,761       769,525      416,248       2,531,498      490,238
    Less fees and expenses waived or
     absorbed by Minnesota Mutual.......            --            --           --              --           --
                                          ------------   -----------   ----------    ------------   -----------
        Total net expenses..............     1,620,761       769,525      416,248       2,531,498      490,238
                                          ------------   -----------   ----------    ------------   -----------
        Investment income--net..........     3,415,607     8,612,808    3,620,845      14,159,977    5,857,983
                                          ------------   -----------   ----------    ------------   -----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
    Net realized gains from:
        Investments (note 3)............    53,880,278     1,986,620           --      34,718,146      258,539
    Net change in unrealized
     appreciation or depreciation on:
        Investments.....................    28,157,592     1,681,772           --      31,087,741    1,151,502
                                          ------------   -----------   ----------    ------------   -----------
        Net gains on investments........    82,037,870     3,668,392           --      65,805,887    1,410,041
                                          ------------   -----------   ----------    ------------   -----------
Net increase in net assets resulting
 from operations........................  $ 85,453,477   $12,281,200   $3,620,845    $ 79,965,864   $7,268,024
                                          ------------   -----------   ----------    ------------   -----------
                                          ------------   -----------   ----------    ------------   -----------

ADVANTUS SERIES FUND, INC.
STATEMENTS OF OPERATIONS--CONTINUED
PERIOD ENDED DECEMBER 31, 1997

                                                                                                       MATURING
                                                           CAPITAL      INTERNATIONAL      SMALL      GOVERNMENT
                                           INDEX 500     APPRECIATION       STOCK         COMPANY     BOND 1998
                                           PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO
                                          ------------   ------------   -------------   -----------   ----------
Investment income:
    Interest............................  $    110,465   $   612,671     $1,429,119     $ 1,009,191    $394,903
    Dividends (net of foreign
     withholding taxes of $819,944 for
     International Stock Portfolio).....     5,104,373     1,105,408      7,084,054         242,779          --
                                          ------------   ------------   -------------   -----------   ----------
        Total investment income.........     5,214,838     1,718,079      8,513,173       1,251,970     394,903
                                          ------------   ------------   -------------   -----------   ----------
Expenses (note 5):
    Investment advisory fee.............     1,171,693     1,879,870      1,856,022       1,223,927       3,136
    Custodian fees......................         6,479         7,753        404,925           9,174       4,061
    Administrative service fee..........        29,600        29,600         29,600          29,600      29,600
    Auditing and accounting services....         9,895        13,276        164,579           5,672       5,494
    Legal fees..........................         1,862         1,862          1,862           1,862       1,862
    Registration fees...................            24            22            744             862           1
    Printing, shareholder reports and
     shareholder meetings...............        73,542        75,563         73,235          50,797       2,017
    Directors' fees.....................         3,699         3,231          3,303           2,123          83
    Insurance...........................         3,376         3,200          3,264           2,492         520
    S&P Licensing fee...................        29,293            --             --              --          --
    Other...............................            --         2,863             --          15,126          14
                                          ------------   ------------   -------------   -----------   ----------
        Total expenses..................     1,329,463     2,017,240      2,537,534       1,341,635      46,788
    Less fees and expenses waived or
     absorbed by Minnesota Mutual.......            --            --             --              --     (34,208)
                                          ------------   ------------   -------------   -----------   ----------
        Total net expenses..............     1,329,463     2,017,240      2,537,534       1,341,635      12,580
                                          ------------   ------------   -------------   -----------   ----------
        Investment income (loss)--net...     3,885,375      (299,161)     5,975,639         (89,665)    382,323
                                          ------------   ------------   -------------   -----------   ----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
    Net realized gains (losses) from:
        Investments (note 3)............     2,363,824    17,638,408      9,630,681        (998,806)      1,855
        Foreign currency transactions...            --            --       (139,774)             --          --
    Net change in unrealized
     appreciation or depreciation on:
        Investments.....................    70,383,844    46,106,787     11,149,241      14,048,307     (12,097)
        Translation of assets and
         liabilities in foreign
         currencies.....................            --            --         (5,997)             --          --
                                          ------------   ------------   -------------   -----------   ----------
        Net gains (losses) on
         investments....................    72,747,668    63,745,195     20,634,151      13,049,501     (10,242)
                                          ------------   ------------   -------------   -----------   ----------
Net increase (decrease) in net assets
 resulting from operations..............  $ 76,633,043   $63,446,034     $26,609,790    $12,959,836    $372,081
                                          ------------   ------------   -------------   -----------   ----------
                                          ------------   ------------   -------------   -----------   ----------

(a) Period from September 29, 1997, commencement of operations, to December 31, 1997.

(b) Period from September 24, 1997, commencement of operations, to December 31, 1997.

(c) Period from October 15, 1997, commencement of operations, to December 31, 1997.

(d) Period from September 15, 1997, commencement of operations, to December 31, 1997.

See accompanying notes to financial statements.

                                           MATURING      MATURING      MATURING                      SMALL
                                          GOVERNMENT    GOVERNMENT    GOVERNMENT      VALUE         COMPANY     INTERNATIONAL
                                          BOND 2002     BOND 2006      BOND 2010      STOCK          VALUE          BOND
                                          PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO(a)  PORTFOLIO(b)
                                          ----------   ------------   -----------   ----------    -----------   ------------
Investment income:
    Interest............................   $242,719    $   224,706    $  176,881    $  602,751    $    6,262    $   360,180
    Dividends (net of foreign
     withholding taxes of $819,944 for
     International Stock Portfolio).....         --             --            --     2,412,764        20,147             --
                                          ----------        ------    -----------   ----------    -----------   ------------
        Total investment income.........    242,719        224,706       176,881     3,015,515        26,409        360,180
                                          ----------        ------    -----------   ----------    -----------   ------------
Expenses (note 5):
    Investment advisory fee.............      1,959          8,471         6,719     1,171,946         9,775         41,149
    Custodian fees......................      3,999          4,021         4,715         7,655         1,000         39,000
    Administrative service fee..........     29,600         29,600        29,600        29,600         8,750          8,750
    Auditing and accounting services....      5,490          5,489         5,488         6,649         1,500         16,500
    Legal fees..........................      1,862          1,862         1,862         1,862           150            150
    Registration fees...................         --             --            --            13            --             --
    Printing, shareholder reports and
     shareholder meetings...............      1,263          1,052           874        30,942         1,500          1,500
    Directors' fees.....................         52             44            36         1,890            14             68
    Insurance...........................        435            433           417         2,445            --            500
    S&P Licensing fee...................         --             --            --            --            --             --
    Other...............................          8              7             6            --           447          2,113
                                          ----------        ------    -----------   ----------    -----------   ------------
        Total expenses..................     44,668         50,979        49,717     1,253,002        23,136        109,730
    Less fees and expenses waived or
     absorbed by Minnesota Mutual.......    (36,833)       (37,425)      (38,967)           --       (11,517)            --
                                          ----------        ------    -----------   ----------    -----------   ------------
        Total net expenses..............      7,835         13,554        10,750     1,253,002        11,619        109,730
                                          ----------        ------    -----------   ----------    -----------   ------------
        Investment income (loss)--net...    234,884        211,152       166,131     1,762,513        14,790        250,450
                                          ----------        ------    -----------   ----------    -----------   ------------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
    Net realized gains (losses) from:
        Investments (note 3)............      8,948          3,169        16,729    16,644,728       (53,657)      (295,852)
        Foreign currency transactions...         --             --            --            --            --        224,265
    Net change in unrealized
     appreciation or depreciation on:
        Investments.....................     73,430        206,632       238,794     5,389,098       187,634       (327,745)
        Translation of assets and
         liabilities in foreign
         currencies.....................         --             --            --            --            --        165,922
                                          ----------        ------    -----------   ----------    -----------   ------------
        Net gains (losses) on
         investments....................     82,378        209,801       255,523    22,033,826       133,977       (233,410)
                                          ----------        ------    -----------   ----------    -----------   ------------
Net increase (decrease) in net assets
 resulting from operations..............   $317,262    $   420,953    $  421,654    $23,796,339   $  148,767    $    17,040
                                          ----------        ------    -----------   ----------    -----------   ------------
                                          ----------        ------    -----------   ----------    -----------   ------------

                                             INDEX
                                              400          MACRO-CAP      MICRO-CAP
                                            MID-CAP          VALUE         GROWTH
                                          PORTFOLIO(a)   PORTFOLIO(c)    PORTFOLIO(d)
                                          ------------   -------------   -----------
Investment income:
    Interest............................  $     2,320     $    4,929     $    9,740
    Dividends (net of foreign
     withholding taxes of $819,944 for
     International Stock Portfolio).....       15,790         24,201          4,695
                                               ------    -------------   -----------
        Total investment income.........       18,110         29,130         14,435
                                               ------    -------------   -----------
Expenses (note 5):
    Investment advisory fee.............        5,014          7,048         15,671
    Custodian fees......................        1,000          1,000          1,000
    Administrative service fee..........        8,750          7,500          8,750
    Auditing and accounting services....        1,500         12,750          1,500
    Legal fees..........................          150            150            150
    Registration fees...................           --             --             --
    Printing, shareholder reports and
     shareholder meetings...............        1,500          1,500          1,500
    Directors' fees.....................           14             14             13
    Insurance...........................          100            100            100
    S&P Licensing fee...................        2,500             --             --
    Other...............................          912          1,436            226
                                               ------    -------------   -----------
        Total expenses..................       21,440         31,498         28,910
    Less fees and expenses waived or
     absorbed by Minnesota Mutual.......      (14,670)       (22,940)       (11,102)
                                               ------    -------------   -----------
        Total net expenses..............        6,770          8,558         17,808
                                               ------    -------------   -----------
        Investment income (loss)--net...       11,340         20,572         (3,373)
                                               ------    -------------   -----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
    Net realized gains (losses) from:
        Investments (note 3)............      (27,501)       (51,812)        27,129
        Foreign currency transactions...           --             --             --
    Net change in unrealized
     appreciation or depreciation on:
        Investments.....................       50,687        (78,091)      (458,165)
        Translation of assets and
         liabilities in foreign
         currencies.....................           --             --             --
                                               ------    -------------   -----------
        Net gains (losses) on
         investments....................       23,186       (129,903)      (431,036)
                                               ------    -------------   -----------
Net increase (decrease) in net assets
 resulting from operations..............  $    34,526     $ (109,331)    $ (434,409)
                                               ------    -------------   -----------
                                               ------    -------------   -----------

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996

                                               GROWTH PORTFOLIO             BOND PORTFOLIO
                                          --------------------------  --------------------------
                                              1997          1996          1997          1996
                                          ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net.........  $  3,415,607  $  2,348,606  $  8,612,808  $  7,069,687
  Net realized gains (losses) on
   investments and foreign currency
   transactions.........................    53,880,278    60,829,755     1,986,620      (121,439)
  Net change in unrealized appreciation
   or depreciation of investments and
   translation of assets and liabilities
   in foreign currencies................    28,157,592   (27,909,772)    1,681,772    (3,067,081)
                                          ------------  ------------  ------------  ------------
    Net increase in net assets resulting
     from operations....................    85,453,477    35,268,589    12,281,200     3,881,167
                                          ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net................    (2,348,607)   (1,885,333)   (7,069,687)   (5,666,378)
  Net realized gains....................   (60,686,820)  (17,716,504)           --    (1,021,457)
                                          ------------  ------------  ------------  ------------
    Total distributions.................   (63,035,427)  (19,601,837)   (7,069,687)   (6,687,835)
                                          ------------  ------------  ------------  ------------
Capital share transactions (note 5):
  Proceeds from sales...................    65,672,298    46,018,318    42,632,087    38,198,366
  Proceeds from issuance of shares as a
   result of reinvested distributions...    63,035,427    19,601,837     7,069,687     6,687,835
  Payments for redemption of shares.....   (68,774,181)  (34,499,910)  (40,975,071)  (17,238,784)
                                          ------------  ------------  ------------  ------------
Increase in net assets from capital
   shares transactions..................    59,933,544    31,120,245     8,726,703    27,647,417
                                          ------------  ------------  ------------  ------------
    Total increase in net assets........    82,351,594    46,786,997    13,938,216    24,840,749
Net assets at beginning of year.........   248,464,555   201,677,558   125,885,578   101,044,829
                                          ------------  ------------  ------------  ------------
Net assets at end of year (including
   undistributed net investment income
   of $3,415,606 and $2,348,606 for
   Growth, $8,612,808 and $7,069,687 for
   Bond, $0 and $0 for Money Market,
   $14,159,977 and $11,750,366 for Asset
   Allocation, $5,857,983 and $4,934,258
   for Mortgage Securities, $3,885,375
   and $2,857,956 for Index 500 and $0
   and $0 for Capital Appreciation,
   respectively.........................  $330,816,149  $248,464,555  $139,823,794  $125,885,578
                                          ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------

See accompanying notes to financial statements.

                                                MONEY MARKET              ASSET ALLOCATION          MORTGAGE SECURITIES
                                                  PORTFOLIO                  PORTFOLIO                   PORTFOLIO
                                          -------------------------  --------------------------  --------------------------
                                             1997          1996          1997          1996          1997          1996
                                          -----------  ------------  ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net.........  $ 3,620,845  $  2,123,183  $ 14,159,977  $ 11,750,366  $  5,857,983  $  4,934,258
  Net realized gains (losses) on
   investments and foreign currency
   transactions.........................           --            --    34,718,146    24,349,692       258,539       138,890
  Net change in unrealized appreciation
   or depreciation of investments and
   translation of assets and liabilities
   in foreign currencies................           --            --    31,087,741     9,054,264     1,151,502    (1,394,163)
                                          -----------  ------------  ------------  ------------  ------------  ------------
    Net increase in net assets resulting
     from operations....................    3,620,845     2,123,183    79,965,864    45,154,322     7,268,024     3,678,985
                                          -----------  ------------  ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net................   (3,620,845)   (2,123,183)  (11,750,366)  (11,587,244)   (4,934,258)   (4,531,053)
  Net realized gains....................           --            --   (24,394,804)  (21,215,841)           --            --
                                          -----------  ------------  ------------  ------------  ------------  ------------
    Total distributions.................   (3,620,845)   (2,123,183)  (36,145,170)  (32,803,085)   (4,934,258)   (4,531,053)
                                          -----------  ------------  ------------  ------------  ------------  ------------
Capital share transactions (note 5):
  Proceeds from sales...................  225,862,015    77,174,302    84,127,999    84,153,296    35,207,120    19,427,231
  Proceeds from issuance of shares as a
   result of reinvested distributions...    3,620,875     2,131,453    36,145,170    32,803,085     4,934,258     4,531,053
  Payments for redemption of shares.....  (227,360,220)  (58,011,515)  (71,582,893)  (63,608,788)  (19,234,019)  (16,860,214)
                                          -----------  ------------  ------------  ------------  ------------  ------------
Increase in net assets from capital
   shares transactions..................    2,122,670    21,294,240    48,690,276    53,347,593    20,907,359     7,098,070
                                          -----------  ------------  ------------  ------------  ------------  ------------
    Total increase in net assets........    2,122,670    21,294,240    92,510,970    65,698,830    23,241,125     6,246,002
Net assets at beginning of year.........   51,460,620    30,166,380   414,709,144   349,010,314    75,991,975    69,745,973
                                          -----------  ------------  ------------  ------------  ------------  ------------
Net assets at end of year (including
   undistributed net investment income
   of $3,415,606 and $2,348,606 for
   Growth, $8,612,808 and $7,069,687 for
   Bond, $0 and $0 for Money Market,
   $14,159,977 and $11,750,366 for Asset
   Allocation, $5,857,983 and $4,934,258
   for Mortgage Securities, $3,885,375
   and $2,857,956 for Index 500 and $0
   and $0 for Capital Appreciation,
   respectively.........................  $53,583,290  $ 51,460,620  $507,220,114  $414,709,144  $ 99,233,100  $ 75,991,975
                                          -----------  ------------  ------------  ------------  ------------  ------------
                                          -----------  ------------  ------------  ------------  ------------  ------------

                                                  INDEX 500              CAPITAL APPRECIATION
                                                  PORTFOLIO                   PORTFOLIO
                                          --------------------------  --------------------------
                                              1997          1996          1997          1996
                                          ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net.........  $  3,885,375  $  2,857,956  $   (299,161) $   (178,664)
  Net realized gains (losses) on
   investments and foreign currency
   transactions.........................     2,363,824     3,336,804    17,638,408    21,475,571
  Net change in unrealized appreciation
   or depreciation of investments and
   translation of assets and liabilities
   in foreign currencies................    70,383,844    25,995,361    46,106,787     8,718,053
                                          ------------  ------------  ------------  ------------
    Net increase in net assets resulting
     from operations....................    76,633,043    32,190,121    63,446,034    30,014,960
                                          ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net................    (2,857,956)   (1,984,153)           --            --
  Net realized gains....................    (3,610,752)   (1,027,104)  (21,514,696)   (4,759,442)
                                          ------------  ------------  ------------  ------------
    Total distributions.................    (6,468,708)   (3,011,257)  (21,514,696)   (4,759,442)
                                          ------------  ------------  ------------  ------------
Capital share transactions (note 5):
  Proceeds from sales...................   146,405,647    77,547,421    56,948,898    55,469,252
  Proceeds from issuance of shares as a
   result of reinvested distributions...     6,468,708     3,011,257    21,514,696     4,759,442
  Payments for redemption of shares.....   (46,683,389)  (29,340,723)  (40,197,982)  (34,535,706)
                                          ------------  ------------  ------------  ------------
Increase in net assets from capital
   shares transactions..................   106,190,966    51,217,955    38,265,612    25,692,988
                                          ------------  ------------  ------------  ------------
    Total increase in net assets........   176,355,301    80,396,819    80,196,950    50,948,506
Net assets at beginning of year.........   204,395,418   123,998,599   214,468,286   163,519,780
                                          ------------  ------------  ------------  ------------
Net assets at end of year (including
   undistributed net investment income
   of $3,415,606 and $2,348,606 for
   Growth, $8,612,808 and $7,069,687 for
   Bond, $0 and $0 for Money Market,
   $14,159,977 and $11,750,366 for Asset
   Allocation, $5,857,983 and $4,934,258
   for Mortgage Securities, $3,885,375
   and $2,857,956 for Index 500 and $0
   and $0 for Capital Appreciation,
   respectively.........................  $380,750,719  $204,395,418  $294,665,236  $214,468,286
                                          ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED
YEARS ENDED DECEMBER 31, 1997 AND 1996

                                             INTERNATIONAL STOCK            SMALL COMPANY
                                                  PORTFOLIO                   PORTFOLIO
                                          --------------------------  --------------------------
                                              1997          1996          1997          1996
                                          ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net.........  $  5,975,639  $  4,406,540  $    (89,665) $    304,423
  Net realized gains (losses) on
   investments..........................     9,490,907     4,146,575      (998,806)    8,723,984
  Net change in unrealized appreciation
   or depreciation of investments.......    11,143,244    23,738,356    14,048,307    (2,113,307)
                                          ------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from operations...    26,609,790    32,291,471    12,959,836     6,915,100
                                          ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net................    (7,116,929)   (4,201,200)       (2,423)     (302,963)
  Net realized gains....................    (3,550,501)   (4,599,310)           --   (13,553,934)
                                          ------------  ------------  ------------  ------------
    Total distributions.................   (10,667,430)   (8,800,510)       (2,423)  (13,856,897)
                                          ------------  ------------  ------------  ------------
Capital share transactions (note 5):
  Proceeds from sales...................    86,689,935    69,628,923    64,976,826    62,610,535
  Proceeds from issuance of shares as a
   result of reinvested distributions...    10,667,430     8,800,510         2,423    13,856,897
  Payments for redemption of shares.....   (39,736,890)  (29,082,358)  (39,563,684)  (23,876,807)
                                          ------------  ------------  ------------  ------------
Increase in net assets from capital
   shares transactions..................    57,620,475    49,347,075    25,415,565    52,590,625
                                          ------------  ------------  ------------  ------------
    Total increase in net assets........    73,562,835    72,838,036    38,372,978    45,648,828
Net assets at beginning of year.........   213,607,601   140,769,565   144,543,754    98,894,926
                                          ------------  ------------  ------------  ------------
Net assets at end of year (including
   undistributed net investment income
   of $8,175,659 and $7,116,929 for
   International Stock, $0 and $2,423
   for Small Company, $382,323 and
   $326,014 for Maturing Government Bond
   1998, $30,884 and $1,875 for Maturing
   Government Bond 2002, $36,152 and
   $1,812 for Maturing Government Bond
   2006, $166,131 and $118,592 for
   Maturing Government Bond 2010 and $0
   and $9,682 for Value Stock,
   respectively.........................  $287,170,436  $213,607,601  $182,916,732  $144,543,754
                                          ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------

See accompanying notes to financial statements.

                                             MATURING GOVERNMENT         MATURING GOVERNMENT         MATURING GOVERNMENT
                                             BOND 1998 PORTFOLIO         BOND 2002 PORTFOLIO         BOND 2006 PORTFOLIO
                                          --------------------------  --------------------------  -------------------------
                                              1997          1996          1997          1996         1997          1996
                                          ------------  ------------  ------------  ------------  -----------  ------------
Operations:
  Investment income (loss)--net.........  $    382,323  $    326,014  $    234,884  $    215,875  $   211,152  $    171,812
  Net realized gains (losses) on
   investments..........................         1,855        14,263         8,948        33,341        3,169        36,005
  Net change in unrealized appreciation
   or depreciation of investments.......       (12,097)     (123,136)       73,430      (172,492)     206,632      (216,858)
                                          ------------  ------------  ------------  ------------  -----------  ------------
    Net increase (decrease) in net
     assets resulting from operations...       372,081       217,141       317,262        76,724      420,953        (9,041)
                                          ------------  ------------  ------------  ------------  -----------  ------------
Distributions to shareholders from:
  Investment income--net................      (326,014)       (3,760)     (205,875)     (214,000)    (176,812)     (171,524)
  Net realized gains....................       (14,263)           --       (30,370)           --      (47,621)       (4,256)
                                          ------------  ------------  ------------  ------------  -----------  ------------
    Total distributions.................      (340,277)       (3,760)     (236,245)     (214,000)    (224,433)     (175,780)
                                          ------------  ------------  ------------  ------------  -----------  ------------
Capital share transactions (note 5):
  Proceeds from sales...................     1,064,613     1,742,631       709,005     1,054,826      743,478       743,284
  Proceeds from issuance of shares as a
   result of reinvested distributions...       340,277         3,760       236,245       214,000      224,433       175,780
  Payments for redemption of shares.....    (1,299,683)     (917,593)     (717,810)     (280,991)    (359,380)     (208,659)
                                          ------------  ------------  ------------  ------------  -----------  ------------
Increase in net assets from capital
   shares transactions..................       105,207       828,798       227,440       987,835      608,531       710,405
                                          ------------  ------------  ------------  ------------  -----------  ------------
    Total increase in net assets........       137,011     1,042,179       308,457       850,559      805,051       525,584
Net assets at beginning of year.........     6,099,032     5,056,853     3,899,985     3,049,426    3,095,136     2,569,552
                                          ------------  ------------  ------------  ------------  -----------  ------------
Net assets at end of year (including
   undistributed net investment income
   of $8,175,659 and $7,116,929 for
   International Stock, $0 and $2,423
   for Small Company, $382,323 and
   $326,014 for Maturing Government Bond
   1998, $30,884 and $1,875 for Maturing
   Government Bond 2002, $36,152 and
   $1,812 for Maturing Government Bond
   2006, $166,131 and $118,592 for
   Maturing Government Bond 2010 and $0
   and $9,682 for Value Stock,
   respectively.........................  $  6,236,043  $  6,099,032  $  4,208,442  $  3,899,985  $ 3,900,187  $  3,095,136
                                          ------------  ------------  ------------  ------------  -----------  ------------
                                          ------------  ------------  ------------  ------------  -----------  ------------

                                             MATURING GOVERNMENT
                                             BOND 2010 PORTFOLIO       VALUE STOCK PORTFOLIO
                                          -------------------------  --------------------------
                                             1997          1996          1997          1996
                                          -----------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net.........  $   166,131  $    118,592  $  1,762,513  $    769,682
  Net realized gains (losses) on
   investments..........................       16,729        18,011    16,644,728     7,197,176
  Net change in unrealized appreciation
   or depreciation of investments.......      238,794      (144,636)    5,389,098     8,706,912
                                          -----------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from operations...      421,654        (8,033)   23,796,339    16,673,770
                                          -----------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net................     (118,592)       (1,072)   (2,259,682)     (763,814)
  Net realized gains....................      (24,752)           --   (17,911,742)   (5,854,725)
                                          -----------  ------------  ------------  ------------
    Total distributions.................     (143,344)       (1,072)  (20,171,424)   (6,618,539)
                                          -----------  ------------  ------------  ------------
Capital share transactions (note 5):
  Proceeds from sales...................      887,081     1,851,191   118,592,216    59,733,886
  Proceeds from issuance of shares as a
   result of reinvested distributions...      143,344         1,072    20,171,424     6,618,539
  Payments for redemption of shares.....     (945,169)     (413,947)  (31,482,289)  (11,045,562)
                                          -----------  ------------  ------------  ------------
Increase in net assets from capital
   shares transactions..................       85,256     1,438,316   107,281,351    55,306,863
                                          -----------  ------------  ------------  ------------
    Total increase in net assets........      363,566     1,429,211   110,906,266    65,362,094
Net assets at beginning of year.........    2,812,817     1,383,606    97,187,128    31,825,034
                                          -----------  ------------  ------------  ------------
Net assets at end of year (including
   undistributed net investment income
   of $8,175,659 and $7,116,929 for
   International Stock, $0 and $2,423
   for Small Company, $382,323 and
   $326,014 for Maturing Government Bond
   1998, $30,884 and $1,875 for Maturing
   Government Bond 2002, $36,152 and
   $1,812 for Maturing Government Bond
   2006, $166,131 and $118,592 for
   Maturing Government Bond 2010 and $0
   and $9,682 for Value Stock,
   respectively.........................  $ 3,176,383  $  2,812,817  $208,093,394  $ 97,187,128
                                          -----------  ------------  ------------  ------------
                                          -----------  ------------  ------------  ------------

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED
PERIOD ENDED DECEMBER 31, 1997

                                                SMALL COMPANY   INTERNATIONAL     INDEX 400       MACRO-CAP       MICRO-CAP
                                                    VALUE           BOND           MID-CAP          VALUE          GROWTH
                                                PORTFOLIO(a)    PORTFOLIO(b)    PORTFOLIO(a)    PORTFOLIO(c)    PORTFOLIO(d)
                                                -------------   -------------   -------------   -------------   -------------
                                                    1997            1997            1997            1997            1997
                                                -------------   -------------   -------------   -------------   -------------
Operations:
  Investment income (loss)--net...............  $     14,790    $    250,450    $     11,340    $     20,572    $     (3,373)
  Net realized gains (losses) on
   investments................................       (53,657)        (71,587)        (27,501)        (51,812)         27,129
  Net change in unrealized appreciation or
   depreciation of investments................       187,634        (161,823)         50,687         (78,091)       (458,165)
                                                -------------   -------------   -------------   -------------   -------------
    Net increase (decrease) in net assets
     resulting from operations................       148,767          17,040          34,526        (109,331)       (434,409)
                                                -------------   -------------   -------------   -------------   -------------
Distributions to shareholders from:
  Investment income--net......................            --        (250,450)             --         (20,200)             --
  Excess distributions of net investment
   income.....................................            --        (119,550)             --              --              --
  Net realized gains..........................            --         (21,580)           (430)         (1,908)       (139,529)
  Excess distributions of net realized
   gains......................................            --          (5,023)             --              --              --
                                                -------------   -------------   -------------   -------------   -------------
    Total distributions.......................            --        (396,603)           (430)        (22,108)       (139,529)
                                                -------------   -------------   -------------   -------------   -------------
Capital share transactions (note 5):
  Proceeds from sales.........................     6,154,243      26,248,677       5,678,904       5,357,270       5,479,740
  Proceeds from issuance of shares as a result
   of reinvested distributions................            --         396,603             430          22,108         139,529
  Payments for redemption of shares...........    (1,125,705)     (1,246,997)       (661,540)       (324,515)       (454,406)
                                                -------------   -------------   -------------   -------------   -------------
Increase in net assets from capital shares
   transactions...............................     5,028,538      25,398,283       5,017,794       5,054,863       5,164,863
                                                -------------   -------------   -------------   -------------   -------------
    Total increase in net assets..............     5,177,305      25,018,720       5,051,890       4,923,424       4,590,925
Net assets at beginning of period.............            --              --              --              --              --
                                                -------------   -------------   -------------   -------------   -------------
Net assets at end of period (including
   undistributed net investment income
   (distributions in excess of net investment
   income) of $14,790 for Small Company Value,
   $(212,717) for International Bond, $11,340
   for Index 400 Mid-Cap, $372 for Macro-Cap
   Value, $0 for Micro-Cap Growth,
   respectively...............................  $  5,177,305    $ 25,018,720    $  5,051,890    $  4,923,424    $  4,590,925
                                                -------------   -------------   -------------   -------------   -------------
                                                -------------   -------------   -------------   -------------   -------------

(a) Period from September 29, 1997, commencement of operations, to December 31, 1997.

(b) Period from September 24, 1997, commencement of operations, to December 31, 1997.

(c) Period from October 15, 1997, commencement of operations, to December 31, 1997.

(d) Period from September 15, 1997, commencement of operations, to December 31, 1997.

See accompanying notes to financial statements.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

(1) ORGANIZATION
    Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company with a series of twenty portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, International Bond, Index 400 Mid-Cap, Micro-Cap Value, Macro-Cap Value and Micro-Cap Growth). The investment objective of each portfolio is as follows:

Growth Portfolio......................................................  Long-term accumulation of capital
Bond Portfolio........................................................  Long-term total return
Money Market Portfolio................................................  Maximize current income
Asset Allocation Portfolio............................................  Long-term total return
Mortgage Securities Portfolio.........................................  Maximize current income
Index 500 Portfolio...................................................  Provide investment results corresponding to the
                                                                          S&P 500 Index
Capital Appreciation Portfolio........................................  Growth of capital
International Stock Portfolio.........................................  Long-term capital growth
Small Company Portfolio...............................................  Long-term accumulation of capital
Maturing Government Bond 1998, 2002, 2006 & 2010 Portfolios...........  Maximize investment return
Value Stock Portfolio.................................................  Long-term accumulation of capital
Small Company Value Portfolio.........................................  Long-term accumulation of capital
International Bond Portfolio..........................................  Maximize current income
Index 400 Mid-Cap Portfolio...........................................  Provide investment results corresponding the
                                                                          S&P 400 Mid-Cap Index
Micro-Cap Value Portfolio.............................................  Capital appreciation
Marco-Cap Value Portfolio.............................................  Maximize total return
Micro-Cap Growth Portfolio............................................  Long-term capital appreciation

    On April 24, 1997 shareholders of the Fund approved a name change to Advantus Series Fund, Inc. (effective May 1, 1997). Prior to May 1, 1997 the Fund was known as MIMLIC Series Fund, Inc. The Fund accounts for the assets, liabilities and operations of each portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to The Minnesota Mutual Life Insurance Company's (Minnesota Mutual) separate accounts in connection with Minnesota Mutual variable contracts and policies.

    On July 17, 1996, the Board of Directors approved the addition of the Small Company Value Portfolio and on January 14, 1997, the Board of Directors approved the addition of the International Bond, Index 400 Mid-Cap, Micro-Cap Value, Macro-Cap Value and Micro-Cap Growth Portfolios. These six additional portfolios became effectively registered under the Securities Exchange Act of 1933 on May 1, 1997; however they were not available for sale to the public until a later date. The Small Company Value, International Bond, Index 400 Mid-Cap, Macro-Cap Value and Micro-Cap Growth Portfolios became available in October 1997. As of December 31, 1997, shares of the Micro-Cap Value Portfolio are not available for sale.

    Minnesota Mutual purchased shares of capital stock, which represented the initial capital in these portfolios, at $1.00 per share as follows:

                                                      NUMBER OF
DATE                              PORTFOLIO            SHARES
---------------------------  --------------------  ---------------
September 29, 1997           Small Company Value       5,000,000
September 24, 1997           International Bond       25,000,000
September 29, 1997           Index 400 Mid-Cap         5,000,000
October 15, 1997             Macro-Cap Value           5,000,000
September 15, 1997           Micro-Cap Growth          5,000,000

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of Money Market, International Stock, Macro-Cap Value and International Bond, are valued at market. For International Stock, Macro-Cap Value and International Bond, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

    International Stock and International Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock or International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock and International Bond are subject to the credit risk that the other party will not complete the obligations of the contract.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 1997, the Bond, Asset Allocation and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments of $920,073, $1,697,705 and $3,587,131, respectively. The Portfolios have segregated assets, with the Portfolios' respective custodians, to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

    For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 1997, which, if not offset by subsequent capital gains, will expire December 31, 2002 through 2006 for Mortgage Securities and December 31, 2005 through 2006 for Small Company and Small Company Value. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expired:

Mortgage Securities.................................................  $2,885,335
Small Company.......................................................   3,214,146
Small Company Value.................................................      53,657

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made as follows:

                                                                           ACCUMULATED       ADDITIONAL
                                                     UNDISTRIBUTED NET       REALIZED         PAID IN
                                                     INVESTMENT INCOME      GAIN/LOSS         CAPITAL
                                                     ------------------   --------------   --------------
Capital Appreciation...............................  $         299,161    $          --    $    (299,161)
Small Company......................................             89,665               --          (89,665)
Micro-Cap Growth...................................              3,373               --           (3,373)
Value Stock........................................            487,487         (487,487)              --
International Stock................................          2,200,020       (2,191,185)          (8,835)
International Bond.................................            (93,167)          93,167               --

  DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders from net investment income for Money Market are declared and reinvested daily in additional shares of capital stock. For portfolios other Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities aggregated $651,385,296 and $647,340,039, respectively, for Money Market. For the other portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the period ended December 31, 1997 were as follows:

                                                      PURCHASES        SALES
                                                     ------------  -------------
Growth.............................................  $345,438,414  $ 336,791,961
Bond...............................................   271,501,958    258,012,649
Asset Allocation...................................   637,174,638    576,735,188
Mortgage Securities................................   105,000,931     85,130,655
Index 500..........................................   127,129,331     24,088,776
Capital Appreciation...............................   200,322,932    177,712,390
International Stock................................    78,640,506     25,950,989
Small Company......................................   126,888,570     92,562,001

                                                      PURCHASES        SALES
                                                     ------------  -------------
Maturing Government Bond 1998......................       968,288        786,453
Maturing Government Bond 2002......................     1,433,329      1,194,873
Maturing Government Bond 2006......................       701,422        103,366
Maturing Government Bond 2010......................     1,037,858        894,923
Value Stock........................................   246,808,714    166,213,997
Small Company Value................................     5,322,084        608,801
International Bond.................................    44,402,033     23,666,241
Index 400 Mid-Cap..................................     5,264,540        242,277
Macro-Cap Value....................................     6,531,893      1,675,839
Micro-Cap Growth...................................     6,014,333      1,306,928

(4) FORWARD FOREIGN CURRENCY CONTRACTS
    On December 31, 1997, International Bond had entered into forward currency contracts that obligate International Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

 EXCHANGE       CURRENCY TO BE           CURRENCY TO BE       UNREALIZED   UNREALIZED
   DATE            DELIVERED                RECEIVED          APPRECIATION DEPRECIATION
----------  -----------------------  -----------------------  -----------  -----------
2/18/98       3,481,010   US$          6,232,178   DEM         $      --    $   7,182
2/18/98       3,488,261   US$        444,603,576   JPY                --       60,145
2/17/98       3,366,319   AUD          2,351,340   US$           156,010           --
2/18/98       6,172,478   DEM          3,488,261   US$            47,710           --
2/18/98     444,603,576   JPY          3,481,010   US$            52,894           --
                                                              -----------  -----------
                                                               $ 256,614    $  67,327
                                                              -----------  -----------
                                                              -----------  -----------

           Australia
AUD        Dollar
DEM        German Mark
JPY        Japanese Yen
           United States
US$        Dollar

(5) EXPENSES AND RELATED PARTY TRANSACTIONS
    On April 24, 1997 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to May 1, 1997, served as investment adviser to the Fund. MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual. Under this agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

    Each portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

PORTFOLIO                                                         ANNUAL FEE
----------------------------------------              -----------------------------------
Growth..................................    .50%
Bond....................................    .50%
Money Market............................    .50%
Asset Allocation........................    .50%
Mortgage Securities.....................    .50%
Index 500...............................    .40%
Capital Appreciation....................    .75%
International Stock.....................   1.00%   on the first $10 million in net assets
                                            .90%   on the next $15 million
                                            .80%   on the next $25 million
                                            .75%   on the next $50 million
                                            .65%   thereafter
Small Company...........................    .75%

PORTFOLIO                                                         ANNUAL FEE
----------------------------------------              -----------------------------------
Maturing Government Bond 1998...........    .05%   until April 30, 1998 and .25% thereafter
Maturing Government Bond 2002...........    .05%   until April 30, 1998 and .25% thereafter
Maturing Government Bond 2006...........    .25%
Maturing Government Bond 2010...........    .25%
Value Stock.............................    .75%
Small Company Value.....................    .75%
International Bond......................    .60%
Index 400 Mid-Cap.......................    .40%
Macro-Cap Value.........................    .70%
Micro-Cap Growth........................   1.10%

    The fees paid to Advantus Capital for investment advisory services are the same as under the old agreement with MIMLIC Management.

    Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                              SUB-ADVISOR                                    FEE
-----------------------------------------------------------------  -----------------------------------------
Capital Appreciation     Winslow Capital Management, Inc.              .375%
International Stock      Templeton Investment Counsel, Inc.            .75%   on the first $10 million in
                                                                               net assets
                                                                       .65%   on the next $15 million
                                                                       .55%   on the next $25 million
                                                                       .50%   on the next $50 million
                                                                       .40%   thereafter
International Bond       Julius Bear Investment Management, Inc.       .35%
Macro-Cap Value          J. P. Morgan Investment Management, Inc.      .45%
Micro-Cap Growth         Wall Street Associates                        .85%

    On September 30, 1996, the shareholders of Growth approved a sub-advisory agreement between MIMLIC Management and Voyageur Fund Managers, Inc. (Voyageur). Under the sub-advisory agreement, effective October 1, 1996, MIMLIC Management paid Voyageur a fee equal to .25 percent of net assets of Growth. Effective May 1, 1997 the sub-advisory agreement between MIMLIC Management and Voyageur was terminated.

    The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, organizational costs and other miscellaneous expenses. Each portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific portfolio will be allocated based upon the proportionate net asset size of each portfolio. Minnesota Mutual directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Minnesota Mutual. Minnesota Mutual has voluntarily agreed to absorb all fees and expenses for each portfolio that exceed various percentages of average daily net assets. During the year ended December 31, 1997, Minnesota Mutual voluntarily agreed to absorb $34,208, $36,833, $37,425, $38,967, $11,517, $14,670, $22,940 and $11,102 in expenses that were otherwise payable by Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government 2010, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value and Micro-Cap Growth, respectively.

    Each Portfolio pays an administrative services fee to Minnesota Mutual for accounting, legal and other administrative services which Minnesota Mutual provides. Prior to May 1, 1997, the administrative services fee for each portfolio was $2,400 per month. Effective May 1, 1997, the administrative service fee for each portfolio is $2,500 per month.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares of portfolios for the years ended December 31, 1997 and 1996 (period from September 15, 1997 to December 31, 1997 for Small Company Value, Index 400 Mid-Cap, International Bond, Macro-Cap Value and Micro-Cap Growth) were as follows:

                                                                         GROWTH                           BOND
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................    29,784,127      20,525,981      33,365,340      30,374,847
Issued for reinvested distributions.........................    32,682,993       9,579,976       5,823,498       5,583,992
Redeemed....................................................   (30,648,643)    (15,345,143)    (31,803,822)    (13,706,716)
                                                              ------------    ------------    ------------    ------------
                                                                31,818,477      14,760,814       7,385,016      22,252,123
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                      MONEY MARKET                  ASSET ALLOCATION
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................   225,862,019      77,174,302      44,618,940      46,935,708
Issued for reinvested distributions.........................     3,620,869       2,131,453      20,976,850      19,792,634
Redeemed....................................................  (227,360,218)    (58,011,515)    (37,920,814)    (35,436,505)
                                                              ------------    ------------    ------------    ------------
                                                                 2,122,670      21,294,240      27,674,976      31,291,837
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                  MORTGAGE SECURITIES                  INDEX 500
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................    29,866,001      16,716,254      51,876,275      35,516,209
Issued for reinvested distributions.........................     4,427,420       4,096,652       2,584,456       1,471,728
Redeemed....................................................   (16,400,913)    (14,548,820)    (16,640,621)    (13,411,996)
                                                              ------------    ------------    ------------    ------------
                                                                17,892,508       6,264,086      37,820,110      23,575,941
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                  CAPITAL APPRECIATION            INTERNATIONAL STOCK
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................    22,411,218      23,723,099      51,182,808      47,517,336
Issued for reinvested distributions.........................     9,939,280       2,186,263       6,814,559       6,279,337
Redeemed....................................................   (15,804,911)    (14,818,769)    (23,353,360)    (19,870,998)
                                                              ------------    ------------    ------------    ------------
                                                                16,545,587      11,090,593      34,644,007      33,925,675
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                                                  MATURING GOVERNMENT
                                                                     SMALL COMPANY                     BOND 1998
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................    41,068,398      37,985,089       1,006,641       1,646,497
Issued for reinvested distributions.........................         1,733       9,010,911         330,829           3,671
Redeemed....................................................   (24,691,193)    (14,536,066)     (1,224,441)       (875,000)
                                                              ------------    ------------    ------------    ------------
                                                                16,378,938      32,459,934         113,029         775,168
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                  MATURING GOVERNMENT             MATURING GOVERNMENT
                                                                       BOND 2002                       BOND 2006
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................       660,746         979,665         667,008         667,732
Issued for reinvested distributions.........................       221,259         202,767         197,541         159,037
Redeemed....................................................      (680,560)       (260,338)       (327,654)       (186,970)
                                                              ------------    ------------    ------------    ------------
                                                                   201,445         922,094         536,895         639,799
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                  MATURING GOVERNMENT
                                                                       BOND 2010                      VALUE STOCK
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................       755,090       1,639,014      64,605,973      40,038,292
Issued for reinvested distributions.........................       133,829           1,015      11,674,522       4,188,960
Redeemed....................................................      (832,150)       (378,863)    (17,200,384)     (7,390,558)
                                                              ------------    ------------    ------------    ------------
                                                                    56,769       1,261,166      59,080,111      36,836,694
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                           SMALL COMPANY   INTERNATIONAL  INDEX 400    MACRO-CAP
                                                               VALUE           BOND        MID-CAP       VALUE
                                                          ---------------  ------------  -----------  ------------
                                                               1997            1997         1997          1997
                                                          ---------------  ------------  -----------  ------------
Sold....................................................        6,127,395    26,237,804    5,613,515     5,370,493
Issued for reinvested distributions.....................               --       402,914          429        22,690
Redeemed................................................       (1,109,258)   (1,223,921)    (599,930)     (340,052)
                                                          ---------------  ------------  -----------  ------------
                                                                5,018,137    25,416,797    5,014,014     5,053,131
                                                          ---------------  ------------  -----------  ------------
                                                          ---------------  ------------  -----------  ------------

                                                                                                      MICRO-CAP
                                                                                                       GROWTH
                                                                                                   ---------------
                                                                                                        1997
                                                                                                   ---------------
Sold.............................................................................................        5,489,670
Issued for reinvested distributions..............................................................          156,935
Redeemed.........................................................................................         (473,013)
                                                                                                   ---------------
                                                                                                         5,173,592
                                                                                                   ---------------
                                                                                                   ---------------

(7) ILLIQUID SECURITIES
    Each portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 1997, investments in securities of Bond, Money Market, Asset Allocation, Mortgage Securities, Value Stock and International Stock include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Money Market, Asset Allocation, Mortgage Securities, Value Stock and International Stock at December 31, 1997 were $15,763,274, $3,212,588, $22,511,186, $9,549,762, $7,984,496 and $8,627,529, respectively, which represent 11.3%, 6.0%, 4.4%, 9.6%, 3.8% and 3.0% of net assets, respectively. Securities are valued by procedures described in note 2. Pursuant to guidelines adopted by the Fund's board of directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(8) YEAR 2000
    In 1995, Minnesota Mutual began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Mutual plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

(9) FINANCIAL HIGHLIGHTS
    The following tables for each Portfolio show certain per share data for a share of capital stock outstanding during the periods and selected information for each period:

GROWTH PORTFOLIO

                                                                                 YEAR ENDED DECEMBER 31,
                                                                 --------------------------------------------------------
                                                                 1997(c)       1996        1995        1994        1993
                                                                 --------    --------    --------    --------    --------
Net asset value, beginning of year...........................       $2.34       $2.21       $1.87       $1.91       $1.89
                                                                 --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income....................................         .02         .02         .02         .02         .02
    Net gains or losses on securities (both realized and
      unrealized)............................................         .62         .32         .41          --         .06
                                                                 --------    --------    --------    --------    --------
        Total from investment operations.....................         .64         .34         .43         .02         .08
                                                                 --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income.....................        (.02)       (.02)       (.02)       (.02)       (.03)
    Distributions from capital gains.........................        (.56)       (.19)       (.07)       (.04)       (.03)
                                                                 --------    --------    --------    --------    --------
        Total distributions..................................        (.58)       (.21)       (.09)       (.06)       (.06)
                                                                 --------    --------    --------    --------    --------
Net asset value, end of year.................................       $2.40       $2.34       $2.21       $1.87       $1.91
                                                                 --------    --------    --------    --------    --------
                                                                 --------    --------    --------    --------    --------
Total return (a).............................................        33.4%       17.2%       24.3%         .8%        4.7%
Net assets, end of year (in thousands).......................    $330,816    $248,465    $201,678    $157,369    $125,745
Ratio of expenses to average daily net assets................         .55%        .59%        .55%        .56%        .58%
Ratio of net investment income to average daily net assets...        1.16%       1.04%       1.04%       1.22%       1.21%
Portfolio turnover rate (excluding short-term securities)....       120.1%      154.7%       91.9%       42.0%       51.0%
Average commission rate on stock transactions (b)............      $.0400      $.0617         N/A         N/A         N/A

--------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

BOND PORTFOLIO

                                                                                   YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------
                                                                   1997(b)       1996        1995        1994        1993
                                                                   --------    --------    --------    --------    --------
Net asset value, beginning of year.............................       $1.28       $1.33       $1.16       $1.30       $1.26
                                                                   --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income......................................         .08         .06         .07         .04         .05
    Net gains or losses on securities (both realized and
      unrealized)..............................................         .04        (.03)        .15        (.10)        .07
                                                                   --------    --------    --------    --------    --------
        Total from investment operations.......................         .12         .03         .22        (.06)        .12
                                                                   --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income.......................        (.07)       (.07)       (.05)       (.05)       (.06)
    Distributions from capital gains...........................          --        (.01)         --        (.03)       (.02)
                                                                   --------    --------    --------    --------    --------
        Total distributions....................................        (.07)       (.08)       (.05)       (.08)       (.08)
                                                                   --------    --------    --------    --------    --------
Net asset value, end of year...................................       $1.33       $1.28       $1.33       $1.16       $1.30
                                                                   --------    --------    --------    --------    --------
                                                                   --------    --------    --------    --------    --------
Total return (a)...............................................         9.4%        3.0%       19.8%       (4.6)%      10.3%
Net assets, end of year (in thousands).........................    $139,824    $125,886    $101,045    $ 74,679    $ 43,927
Ratio of expenses to average daily net assets..................         .57%        .56%        .58%        .61%        .64%
Ratio of net investment income to average daily net assets.....        6.39%       6.36%       6.57%       6.12%       5.57%
Portfolio turnover rate (excluding short-term securities)......       200.0%      154.0%      205.4%      166.2%      166.8%

--------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MONEY MARKET PORTFOLIO

                                                                                      YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------------------
                                                                      1997(c)       1996        1995        1994        1993
                                                                      --------    --------    --------    --------    --------
Net asset value, beginning of year................................       $1.00       $1.00       $1.00       $1.00       $1.00
                                                                      --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income.........................................         .05         .05         .05         .04         .03
                                                                      --------    --------    --------    --------    --------
        Total from investment operations..........................         .05         .05         .05         .04         .03
                                                                      --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income..........................        (.05)       (.05)       (.05)       (.04)       (.03)
                                                                      --------    --------    --------    --------    --------
        Total distributions.......................................        (.05)       (.05)       (.05)       (.04)       (.03)
                                                                      --------    --------    --------    --------    --------
Net asset value, end of year......................................       $1.00       $1.00       $1.00       $1.00       $1.00
                                                                      --------    --------    --------    --------    --------
                                                                      --------    --------    --------    --------    --------
Total return (a)..................................................         5.1%        4.9%        5.4%        3.7%        2.7%
Net assets, end of year (in thousands)............................    $ 53,583    $ 51,461    $ 30,166    $ 23,107    $ 18,423
Ratio of expenses to average daily net assets (b).................         .59%        .60%        .64%        .65%        .65%
Ratio of net investment income to average daily net assets (b)....        5.13%       4.81%       5.29%       3.71%       2.65%

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $13,734 and $23,714 in expenses for the years ended December 31, 1994 and 1993, respectively. Had the Portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been .72% and .81%, respectively, and the ratio of net investment income to average daily net assets would have been 3.64% and 2.49%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

ASSET ALLOCATION PORTFOLIO

                                                                                 YEAR ENDED DECEMBER 31,
                                                                 --------------------------------------------------------
                                                                 1997(c)       1996        1995        1994        1993
                                                                 --------    --------    --------    --------    --------
Net asset value, beginning of year...........................       $1.87       $1.83       $1.52       $1.59       $1.57
                                                                 --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income....................................         .05         .05         .06         .04         .03
    Net gains or losses on securities (both realized and
      unrealized)............................................         .27         .16         .31        (.07)        .07
                                                                 --------    --------    --------    --------    --------
        Total from investment operations.....................         .32         .21         .37        (.03)        .10
                                                                 --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income.....................        (.05)       (.06)       (.05)       (.03)       (.04)
    Distributions from capital gains.........................        (.11)       (.11)       (.01)       (.01)       (.04)
                                                                 --------    --------    --------    --------    --------
        Total distributions..................................        (.16)       (.17)       (.06)       (.04)       (.08)
                                                                 --------    --------    --------    --------    --------
Net asset value, end of year.................................       $2.03       $1.87       $1.83       $1.52       $1.59
                                                                 --------    --------    --------    --------    --------
                                                                 --------    --------    --------    --------    --------
Total return (a).............................................        19.0%       12.5%       25.0%       (1.4)%       6.5%
Net assets, end of year (in thousands).......................    $507,220    $414,709    $349,010    $272,629    $250,011
Ratio of expenses to average daily net assets................         .55%        .54%        .55%        .56%        .57%
Ratio of net investment income to average daily net assets...        3.10%       3.09%       3.75%       3.31%       2.63%
Portfolio turnover rate (excluding short-term securities)....       140.2%      120.1%      157.0%      123.6%       85.7%
Average commission rate on stock transactions (b)............      $.0592      $.0692         N/A         N/A         N/A

------------------------
(a) Total return figures are based on a share of outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MORTGAGE SECURITIES PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------
                                               1997(b)        1996         1995         1994         1993
                                               --------     --------     --------     --------     --------
Net asset value, beginning of year......         $1.19         $1.21        $1.10        $1.22        $1.19
                                               --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income...............           .07           .08          .08          .07          .06
    Net gains or losses on securities
      (both realized and unrealized)....           .03          (.02)         .11         (.11)         .05
                                               --------     --------     --------     --------     --------
        Total from investment
           operations...................           .10           .06          .19         (.04)         .11
                                               --------     --------     --------     --------     --------
Less distributions:
    Dividends from net investment
      income............................          (.08)         (.08)        (.08)        (.05)        (.06)
    Distributions from capital gains....            --            --           --         (.03)        (.02)
                                               --------     --------     --------     --------     --------
        Total distributions.............          (.08)         (.08)        (.08)        (.08)        (.08)
                                               --------     --------     --------     --------     --------
Net asset value, end of year............         $1.21         $1.19        $1.21        $1.10        $1.22
                                               --------     --------     --------     --------     --------
                                               --------     --------     --------     --------     --------
Total return (a)........................           9.1%          5.3%        18.0%        (3.4)%        9.3%
Net assets, end of year (in
  thousands)............................       $99,233      $ 75,992     $ 69,746     $ 59,666     $ 63,902
Ratio of expenses to average daily net
  assets................................           .59%          .58%         .58%         .60%         .63%
Ratio of net investment income to
  average daily net assets..............          7.08%         6.94%        7.09%        6.55%        5.87%
Portfolio turnover rate (excluding
  short-term securities)................         106.4%         70.0%       133.7%       197.3%       138.4%

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

INDEX 500 PORTFOLIO

                                                                                   YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------
                                                                   1997(c)       1996        1995        1994        1993
                                                                   --------    --------    --------    --------    --------
Net asset value, beginning of year.............................       $2.41       $2.02       $1.52       $1.53       $1.43
                                                                   --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income......................................         .03         .03         .03         .03         .02
    Net gains or losses on securities (both realized and
      unrealized)..............................................         .73         .40         .51        (.01)        .11
                                                                   --------    --------    --------    --------    --------
        Total from investment operations.......................         .76         .43         .54         .02         .13
                                                                   --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income.......................        (.03)       (.03)       (.03)       (.02)       (.02)
    Distributions from capital gains...........................        (.04)       (.01)       (.01)       (.01)       (.01)
                                                                   --------    --------    --------    --------    --------
        Total distributions....................................        (.07)       (.04)       (.04)       (.03)       (.03)
                                                                   --------    --------    --------    --------    --------
Net asset value, end of year...................................       $3.10       $2.41       $2.02       $1.52       $1.53
                                                                   --------    --------    --------    --------    --------
                                                                   --------    --------    --------    --------    --------
Total return (a)...............................................        32.4%       21.6%       36.8%        1.2%        9.8%
Net assets, end of year (in thousands).........................    $380,751    $204,395    $123,999    $ 73,432    $ 56,209
Ratio of expenses to average daily net assets..................         .45%        .45%        .47%        .50%        .55%
Ratio of net investment income to average daily net assets.....        1.33%       1.77%       2.08%       2.34%       2.27%
Portfolio turnover rate (excluding short-term securities)......         8.3%       15.2%        4.8%        5.9%        4.8%
Average commission rate on stock transactions (b)..............      $.0200      $.0429         N/A         N/A         N/A

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

CAPITAL APPRECIATION PORTFOLIO

                                                                                  YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------------
                                                                  1997(c)       1996        1995        1994        1993
                                                                  --------    --------    --------    --------    --------
Net asset value, beginning of year............................       $2.47       $2.16       $1.81       $1.80       $1.68
                                                                  --------    --------    --------    --------    --------
Income from investment operations:
    Net gains or losses on securities (both realized and
      unrealized).............................................         .62         .37         .40         .04         .17
                                                                  --------    --------    --------    --------    --------
        Total from investment operations......................         .62         .37         .40         .04         .17
                                                                  --------    --------    --------    --------    --------
Less distributions:
    Distributions from capital gains..........................        (.24)       (.06)       (.05)       (.03)       (.05)
                                                                  --------    --------    --------    --------    --------
        Total distributions...................................        (.24)       (.06)       (.05)       (.03)       (.05)
                                                                  --------    --------    --------    --------    --------
Net asset value, end of year..................................       $2.85       $2.47       $2.16       $1.81       $1.80
                                                                  --------    --------    --------    --------    --------
                                                                  --------    --------    --------    --------    --------
Total return (a)..............................................        28.3%       17.6%       22.8%        2.3%       10.4%
Net assets, end of year (in thousands)........................    $294,665    $214,468    $163,520    $115,607    $ 84,840
Ratio of expenses to average daily net assets.................         .80%        .85%        .80%        .83%        .86%
Ratio of net investment income (loss) to average daily net
  assets......................................................        (.12)%      (.09)%      (.15)%      (.09)%       .12%
Portfolio turnover rate (excluding short-term securities).....        74.0%       62.9%       51.1%       68.4%       95.9%
Average commission rate on stock transactions (b).............      $.0600      $.0625         N/A         N/A         N/A

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

INTERNATIONAL STOCK PORTFOLIO

                                                                                  YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------------
                                                                  1997(c)       1996        1995        1994        1993
                                                                  --------    --------    --------    --------    --------
Net asset value, beginning of year............................       $1.60       $1.41       $1.24       $1.31        $.92
                                                                  --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income.....................................         .03         .03         .03         .01         .02
    Net gains or losses on securities (both realized and
      unrealized).............................................         .15         .24         .14        (.01)        .39
                                                                  --------    --------    --------    --------    --------
        Total from investment operations......................         .18         .27         .17          --         .41
                                                                  --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income......................        (.05)       (.04)         --        (.03)       (.01)
    Distributions from capital gains..........................        (.02)       (.04)         --        (.04)       (.01)
                                                                  --------    --------    --------    --------    --------
        Total distributions...................................        (.07)       (.08)         --        (.07)       (.02)
                                                                  --------    --------    --------    --------    --------
Net asset value, end of year..................................       $1.71       $1.60       $1.41       $1.24       $1.31
                                                                  --------    --------    --------    --------    --------
                                                                  --------    --------    --------    --------    --------
Total return (a)..............................................        11.9%       19.8%       14.2%        (.3)%      44.2%
Net assets, end of year (in thousands)........................    $287,170    $213,608    $140,770    $107,490    $ 61,106
Ratio of expenses to average daily net assets.................         .97%       1.06%       1.04%       1.24%       1.55%
Ratio of net investment income to average daily net assets....        2.29%       2.53%       2.69%       1.68%       1.04%
Portfolio turnover rate (excluding short-term securities).....        12.5%       11.5%       20.3%       12.9%       12.7%
Average commission rate on stock transactions (b).............      $.0123      $.0160         N/A         N/A         N/A

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold. The comparability of this information may be effected by the fact that commission rates per share vary significantly among foreign countries.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

SMALL COMPANY PORTFOLIO

                                                                                                        PERIOD
                                                                                                     FROM MAY 3,
                                                          YEAR ENDED DECEMBER 31,                      1993 TO
                                            ---------------------------------------------------      DECEMBER 31,
                                             1997(f)        1996          1995          1994           1993(a)
                                            ---------     ---------     ---------     ---------     --------------
Net asset value, beginning of period....        $1.54         $1.60         $1.23         $1.16             $1.00
                                            ---------     ---------     ---------     ---------            ------
Income from investment operations:
    Net gains or losses on securities
      (both realized and unrealized)....          .11           .10           .39           .07               .17
                                            ---------     ---------     ---------     ---------            ------
        Total from investment
           operations...................          .11           .10           .39           .07               .17
                                            ---------     ---------     ---------     ---------            ------
Less distributions:
    Distributions from net realized
      gains.............................           --          (.16)         (.02)           --              (.01)
                                            ---------     ---------     ---------     ---------            ------
        Total distributions.............           --          (.16)         (.02)           --              (.01)
                                            ---------     ---------     ---------     ---------            ------
Net asset value, end of period..........        $1.65         $1.54         $1.60         $1.23             $1.16
                                            ---------     ---------     ---------     ---------            ------
                                            ---------     ---------     ---------     ---------            ------
Total return (b)........................          7.8%          6.5%         32.1%          6.2%             17.4%
Net assets, end of period (in
  thousands)............................    $ 182,917     $ 144,544     $  98,895     $  51,105          $ 13,043
Ratio of expenses to average daily net
  assets (c)............................          .82%          .81%          .84%          .90%              .90%(d)
Ratio of net investment income (loss) to
  average daily net assets (c)..........         (.05%)         .24%          .15%          .24%             (.02)%(d)
Portfolio turnover rate (excluding
  short-term securities)................         63.8%         74.4%         61.3%         28.1%             34.9%
Average commission rate on stock
  transactions (e)......................       $.0535        $.1045           N/A           N/A               N/A

------------------------
(a) The inception of the Portfolio was May 3, 1993, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $9,532 and $30,330 in expenses for the year ended December 31, 1994 and the period from May 3, 1993 to December 31, 1993. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .92% and 1.58%, respectively and the ratio of net investment income (loss) to average daily net assets would have been .21% and (.70%), respectively.
(d)  Adjusted to an annual basis.
(e) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(f) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 1998 PORTFOLIO

                                                                                         PERIOD
                                                                                      FROM MAY 2,
                                                   YEAR ENDED DECEMBER 31,              1994 TO
                                            -------------------------------------     DECEMBER 31,
                                             1997(e)        1996          1995          1994(a)
                                            ---------     ---------     ---------     ------------
Net asset value, beginning of period....       $1.08          $1.04          $.95            $.99
                                            ---------     ---------     ---------     ------------
Income from investment operations:
    Net investment income...............         .06            .06           .06             .04
    Net gains or losses on securities
      (both realized and unrealized)....          --           (.02)          .09            (.04)
                                            ---------     ---------     ---------     ------------
        Total from investment
           operations...................         .06            .04           .15              --
                                            ---------     ---------     ---------     ------------
Less distributions:
    Dividends from net investment
      income............................        (.06)            --          (.06)           (.04)
                                            ---------     ---------     ---------     ------------
        Total distributions.............        (.06)            --          (.06)           (.04)
                                            ---------     ---------     ---------     ------------
Net asset value, end of period..........       $1.08          $1.08         $1.04            $.95
                                            ---------     ---------     ---------     ------------
                                            ---------     ---------     ---------     ------------
Total return (b)........................         6.1%           4.1%         16.0%             .1%
Net assets, end of period (in
  thousands)............................    $  6,236      $   6,099     $   5,057         $ 3,402
Ratio of expenses to average daily net
  assets (c)............................         .20%           .20%          .20%            .20%(d)
Ratio of net investment income to
  average daily net assets (c)..........        6.08%          6.19%         6.22%           6.45%(d)
Portfolio turnover rate (excluding
  short-term securities)................        15.5%          18.1%          9.0%             --

------------------------
(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $34,208, $27,510, $22,794 and $21,714 in expenses for the years ending December 31, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average net assets would have been .74%, .72%, .72%, and 1.12%, respectively and the ratio of net investment income to average daily net assets would have been 5.54%, 5.67%, 5.70% and 5.53%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                                                                          PERIOD
                                                                                       FROM MAY 2,
                                                   YEAR ENDED DECEMBER 31,               1994 TO
                                            -------------------------------------      DECEMBER 31,
                                             1997(e)        1996          1995           1994(a)
                                            ---------     ---------     ---------     --------------
Net asset value, beginning of period....       $1.05          $1.09          $.93              $.98
                                            ---------     ---------     ---------           -------
Income from investment operations:
    Net investment income...............         .06            .06           .07               .04
    Net gains or losses on securities
      (both realized and unrealized)....         .02           (.04)          .16              (.04)
                                            ---------     ---------     ---------           -------
        Total from investment
           operations...................         .08            .02           .23                --
                                            ---------     ---------     ---------           -------
Less distributions:
    Dividends from net investment
      income............................        (.05)          (.06)         (.07)             (.05)
    Distributions from net realized
      gains.............................        (.01)            --            --                --
                                            ---------     ---------     ---------           -------
        Total distributions.............        (.06)          (.06)         (.07)             (.05)
                                            ---------     ---------     ---------           -------
Net asset value, end of period..........       $1.07          $1.05         $1.09              $.93
                                            ---------     ---------     ---------           -------
                                            ---------     ---------     ---------           -------
Total return (b)........................         8.5%           1.7%         25.0%               .3%
Net assets, end of period (in
  thousands)............................    $  4,208      $   3,900     $   3,049          $  2,575
Ratio of expenses to average daily net
  assets (c)............................         .20%           .20%          .20%              .20%(d)
Ratio of net investment income to
  average daily net assets (c)..........        5.99%          6.52%         6.52%             7.18%(d)
Portfolio turnover rate (excluding
  short-term securities)................        36.9%          21.9%           --              11.6%

------------------------
(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $36,833, $31,158, $24,709 and $23,298 in expenses for the years ending December 31, 1997, 1996 and 1995, and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.14%, 1.14%, 1.06% and 1.52%, respectively, and the ratio of net investment income to average daily net assets would have been 5.05%, 5.58%, 5.66% and 5.86%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                                                          PERIOD
                                                                                       FROM MAY 2,
                                                   YEAR ENDED DECEMBER 31,               1994 TO
                                            -------------------------------------      DECEMBER 31,
                                             1997(e)        1996          1995           1994(a)
                                            ---------     ---------     ---------     --------------
Net asset value, beginning of period....       $1.09          $1.17          $.92              $.97
                                            ---------     ---------     ---------           -------
Income from investment operations:
    Net investment income...............         .07            .06           .07               .05
    Net gains or losses on securities
      (both realized and unrealized)....         .07           (.07)          .25              (.05)
                                            ---------     ---------     ---------           -------
        Total from investment
           operations...................         .14           (.01)          .32                --
                                            ---------     ---------     ---------           -------
Less distributions:
    Dividends from net investment
      income............................        (.06)          (.06)         (.07)             (.05)
    Distributions from net realized
      gains.............................        (.01)          (.01)           --                --
                                            ---------     ---------     ---------           -------
        Total distributions.............        (.07)          (.07)         (.07)             (.05)
                                            ---------     ---------     ---------           -------
Net asset value, end of period..........       $1.16          $1.09         $1.17              $.92
                                            ---------     ---------     ---------           -------
                                            ---------     ---------     ---------           -------
Total return (b)........................        12.6%          (1.2)%        34.7%               .1%
Net assets, end of period (in
  thousands)............................    $  3,900      $   3,095     $   2,570          $  1,860
Ratio of expenses to average daily net
  assets (c)............................         .40%           .40%          .40%              .40%(d)
Ratio of net investment income to
  average daily net assets (c)..........        6.23%          6.43%         6.56%             7.45%(d)
Portfolio turnover rate (excluding
  short-term securities)................         3.1%          25.7%         10.0%               --

------------------------
(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $37,425, $31,536, $25,199 and $24,803 in expenses for the years ending December 31, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.50%, 1.58%, 1.56% and 2.37%, respectively, and the ratio of net investment income to average daily net assets would have been 5.13%, 5.25%, 5.40% and 5.48%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                                                          PERIOD
                                                                                       FROM MAY 2,
                                                   YEAR ENDED DECEMBER 31,               1994 TO
                                            -------------------------------------      DECEMBER 31,
                                             1997(e)        1996          1995           1994(a)
                                            ---------     ---------     ---------     --------------
Net asset value, beginning of period....       $1.17          $1.21          $.91              $.96
                                            ---------     ---------     ---------           -------
Income from investment operations:
    Net investment income...............         .07            .05           .07               .05
    Net gains or losses on securities
      (both realized and unrealized)....         .11           (.09)          .30              (.05)
                                            ---------     ---------     ---------           -------
        Total from investment
           operations...................         .18           (.04)          .37                --
                                            ---------     ---------     ---------           -------
Less distributions:
    Dividends from net investment
      income............................        (.05)            --          (.07)             (.05)
    Distributions from net realized
      gains.............................        (.01)            --            --                --
                                            ---------     ---------     ---------           -------
        Total distributions.............        (.06)            --          (.07)             (.05)
                                            ---------     ---------     ---------           -------
Net asset value, end of period..........       $1.29          $1.17         $1.21              $.91
                                            ---------     ---------     ---------           -------
                                            ---------     ---------     ---------           -------
Total return (b)........................        17.9%          (3.4)%        41.2%              (.3)%
Net assets, end of period (in
  thousands)............................    $  3,176      $   2,813     $   1,384          $  1,071
Ratio of expenses to average daily net
  assets (c)............................         .40%           .40%          .40%              .40%(d)
Ratio of net investment income to
  average daily net assets (c)..........        6.18%          6.40%         6.58%             7.79%(d)
Portfolio turnover rate (excluding
  short-term securities)................        39.3%          71.0%           --              14.5%

------------------------
(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $38,967, $33,042, $26,308 and $25,888 in expenses for the years ending December 31, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.85%, 2.18%, 2.68%, and 4.01%, respectively, and the ratio of net investment income to average daily net assets would have been 4.73%, 4.62%, 4.30% and 4.18%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

VALUE STOCK PORTFOLIO

                                                                                          PERIOD
                                                                                       FROM MAY 2,
                                                   YEAR ENDED DECEMBER 31,               1994 TO
                                            -------------------------------------      DECEMBER 31,
                                             1997(f)        1996          1995           1994(a)
                                            ---------     ---------     ---------     --------------
Net asset value, beginning of period....        $1.59         $1.31         $1.04             $1.01
                                            ---------     ---------     ---------           -------
Income from investment operations:
    Net investment income...............          .01           .01           .01                --
    Net gains or losses on securities
      (both realized and unrealized)....          .32           .39           .33               .04
                                            ---------     ---------     ---------           -------
        Total from investment
           operations...................          .33           .40           .34               .04
                                            ---------     ---------     ---------           -------
Less distributions:
    Dividends from net investment
      income............................         (.02)         (.01)         (.01)             (.01)
    Distributions from net realized
      gains.............................         (.17)         (.11)         (.06)               --
                                            ---------     ---------     ---------           -------
        Total distributions.............         (.19)         (.12)         (.07)             (.01)
                                            ---------     ---------     ---------           -------
Net asset value, end of period..........        $1.73         $1.59         $1.31             $1.04
                                            ---------     ---------     ---------           -------
                                            ---------     ---------     ---------           -------
Total return (b)........................         21.2%         31.0%         33.0%              4.6%
Net assets, end of period (in
  thousands)............................    $ 208,093     $  97,187     $  31,825          $  8,771
Ratio of expenses to average daily net
  assets (c)............................          .80%          .83%          .89%              .90%(d)
Ratio of net investment income to
  average daily net assets (c)..........         1.13%         1.28%         1.25%             2.07%(d)
Portfolio turnover rate (excluding
  short-term securities)................        115.4%         88.6%        164.2%             49.5%
Average commission rate on stock
  transactions (e)......................       $.0537        $.0672           N/A               N/A

------------------------
(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $11,610 and $22,503 in expenses for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95% and 1.56%, respectively and the ratio of net investment income to average daily net assets would have been 1.19% and 1.41%, respectively.
(d)  Adjusted to an annual basis.
(e) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(f) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                               PERIOD FROM OCTOBER 1, 1997 TO DECEMBER 31, 1997
                                                              (PERIOD FROM OCTOBER 15, 1997 TO DECEMBER 31, 1997
                                                                     FOR MACRO-CAP VALUE PORTFOLIO ONLY)
                                            --------------------------------------------------------------------------------------
                                            SMALL COMPANY     INTERNATIONAL       INDEX 400         MACRO-CAP         MICRO-CAP
                                                VALUE             BOND             MID-CAP            VALUE             GROWTH
                                            PORTFOLIO(a)      PORTFOLIO(a)      PORTFOLIO(a)      PORTFOLIO(b)       PORTFOLIO(a)
                                            -------------     -------------     -------------     -------------     --------------
Net asset value, beginning of period....           $1.01             $1.00             $1.00             $1.00              $1.06
                                                   -----            ------             -----             -----              -----
Income from investment operations:
    Net investment loss.................              --              (.02)               --                --                 --
    Net gains or losses on securities
      (both realized and unrealized)....             .02               .02               .01              (.02)              (.14)
                                                   -----            ------             -----             -----              -----
        Total from investment
           operations...................             .02                --               .01              (.02)              (.14)
                                                   -----            ------             -----             -----              -----
Less distributions:
    Dividends from net investment
      income............................              --              (.01)               --              (.01)                --
    Excess distributions of net
      investment income.................              --              (.01)               --                --                 --
    Distributions from net realized
      gains.............................              --                --                --                --               (.03)
                                                   -----            ------             -----             -----              -----
        Total distributions.............              --              (.02)               --              (.01)              (.03)
                                                   -----            ------             -----             -----              -----
Net asset value, end of period..........           $1.03              $.98             $1.01              $.97               $.89
                                                   -----            ------             -----             -----              -----
                                                   -----            ------             -----             -----              -----
Total return (c)........................             2.3%               .1%               .1%             (2.1)%            (13.2)%
Net assets, end of period (in
  thousands)............................        $  5,177          $ 25,019          $  5,052          $  4,923           $  4,591
Ratio of expenses to average daily net
  assets (d)(e).........................             .90%             1.60%              .55%              .85%              1.25%
Ratio of net investment income to
  average daily net assets (d)(e).......            1.13%             3.66%              .89%             2.04%              (.24)%
Portfolio turnover rate (excluding
  short-term securities)................            13.0%            120.5%             4.94%             36.7%              28.9%
Average commission rate on stock
  transactions (f)......................          $.0600                NA            $.0200            $.0353             $.0514

------------------------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 15, 1997.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(d) Minnesota Mutual voluntarily absorbed $11,517, $14,670, $22,940 and $11,102 in expenses for the period ended December 31, 1997, for the Small Company Value, Index 400 Mid-Cap, Macro-Cap Value and Micro-Cap Growth Portfolios, respectively. Had the Portfolios paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.78%, 1.70%, 3.13% and 2.03%. respectively and the ratio of net investment income to average daily net assets would have been .25%, (.26%), (.24%) and (1.02%), respectively.
(e)  Adjusted to an annual basis.
(f) The Small Company Value, Index 400 Mid-Cap, Macro-Cap Value and Micro-Cap Growth Portfolios are required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

       This offering is available through a registered representative of Ascend Financial Services, Inc., a registered broker/dealer. Ascend Financial is a subsidiary of Minnesota Mutual.

  THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS
    SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE
     ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE
       REPORT, GROUP VARIABLE ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO
          PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE
             ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL
                      POLICY VALUES REPORT, RESPECTIVELY.

                                     [LOGO]

                        ASCEND FINANCIAL SERVICES, INC.,

                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)


THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
400 ROBERT STREET NORTH                                          BULK RATE
ST. PAUL, MN 55101-2098                                      U.S. POSTAGE PAID
                                                                ST. PAUL, MN
                                                              PERMIT NO. 3547

ADDRESS SERVICE REQUESTED
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                                                        F. 38897 Rev. 2-1998